                         EMERALD FUNDS SEMI-ANNUAL REPORT

                                     EMERALD
                                  RETAIL SHARES

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                                   May 31, 1997
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                                     [LOGO]

                                 EMERALD
                              RETAIL SHARES
                   Emerald International Equity Fund
                   Emerald Small Capitalization Fund
                           Emerald Equity Fund
                       Emerald Equity Value Fund
                          Emerald Balanced Fund
                    Emerald Florida Tax-Exempt Fund
                        Emerald Managed Bond Fund
                  Emerald U.S. Government Securities Fund
                    Emerald Short-Term Fixed Income Fund
                           Emerald Tax-Exempt Fund
                             Emerald Prime Fund
                            Emerald Treasury Fund


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for one of the Emerald Funds discussed within.

THE EMERALD FUNDS ARE NOT INSURED OR PROTECTED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, ARE NOT DEPOSITS OR OBLIGATIONS OF BARNETT BANK, ARE NOT GUARANTEED BY THE BANK AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investments in the Prime, Treasury and Tax-Exempt Funds are neither insured no guaranteed by the U.S. Government, and yields will fluctuate. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

Barnett Capital Advisors, Inc., under a sub-advisory agreement with Barnett Bank N.A., serves as investment adviser to the Emerald Funds, is paid a fee for its services and is unaffiliated with Emerald Asset Management, Inc., the Funds' distributor.

The service contractors for the Emerald Funds may from time to time voluntarily waive fees or reimburse Fund expenses, which temporarily increases the return to investors. These fee waivers and reimbursements may be discontinued at any time, which would reduce performance results.

The Emerald Funds prospectuses contain more complete information, including charges and expenses. Please read the prospectus carefully before investing.


                                                              7/97

                                                                        TABLE OF
                                                                        CONTENTS

ECONOMIC OUTLOOK AND MARKET REVIEW                                             1

INTERVIEWS WITH YOUR PORTFOLIO MANAGERS
  EMERALD EQUITY FUND                                                          3
  EMERALD EQUITY VALUE FUND                                                    6
  EMERALD INTERNATIONAL EQUITY FUND                                            9
  EMERALD SMALL CAPITALIZATION FUND                                           13
  EMERALD BALANCED FUND                                                       17
  EMERALD SHORT-TERM FIXED INCOME FUND                                        20
  EMERALD U.S. GOVERNMENT SECURITIES FUND                                     24
  EMERALD MANAGED BOND FUND                                                   27
  EMERALD FLORIDA TAX-EXEMPT FUND                                             31
  EMERALD PRIME, TREASURY & TAX-EXEMPT FUNDS                                  34

PORTFOLIOS OF INVESTMENTS
  EMERALD EQUITY FUND                                                         36
  EMERALD EQUITY VALUE FUND                                                   42
  EMERALD INTERNATIONAL EQUITY FUND                                           47
  EMERALD SMALL CAPITALIZATION FUND                                           52
  EMERALD BALANCED FUND                                                       56
  EMERALD SHORT-TERM FIXED INCOME FUND                                        67
  EMERALD U.S. GOVERNMENT SECURITIES FUND                                     71
  EMERALD MANAGED BOND FUND                                                   74
  EMERALD FLORIDA TAX-EXEMPT FUND                                             78
  EMERALD PRIME FUND                                                          81
  EMERALD TREASURY FUND                                                       84
  EMERALD TAX-EXEMPT FUND                                                     85

STATEMENTS OF ASSETS AND LIABILITIES                                        90-92

STATEMENTS OF OPERATIONS                                                    93-95

STATEMENTS OF CHANGES IN NET ASSETS                                         96-101

NOTES TO FINANCIAL STATEMENTS                                                102

FINANCIAL HIGHLIGHTS                                                         117

BARNETT CAPITAL ADVISORS'
ECONOMIC OUTLOOK AND MARKET REVIEW
--------------------------------------------------------------------------------

THE ECONOMY: SURPRISING STRENGTH

The economy has been surprisingly strong in recent months, with Gross Domestic Product (GDP) growing at an annual rate of 3.8% in the fourth quarter of 1996 and then accelerating further to 5.8% in the first quarter of 1997. Although the economy slowed in the second quarter of 1997, the expansion, now in its seventh year, continues.

Even though this economic expansion has shown surprising resiliency, it is shorter thus far than the one immediately preceding it. The expansion immediately before this one took place in the 1980s and lasted nearly eight years.

In addition, the 1980's expansion was nearly twice as strong as the current one to date. In constant dollar terms, the total economic growth of that expansion, which began in late 1982, was 34%. In contrast, the total growth thus far in this expansion is 17%.* In terms of cumulative growth, the current expansion may continue to grow for quite a while.

INFLATION: ACTUALLY FALLING DESPITE LOW UNEMPLOYMENT

Typically, as economic expansions persist, inflation pressures build. So far, there has been no evidence of inflation in this expansion. In fact, for the 12 months ending May 31, the rate of inflation as measured by the Consumer Price Index of 2.2% was actually less than the average rate of inflation thus far in the expansion. Yet, unemployment, around 5.0% at present, is nearly the lowest it has been since 1973.

Why is inflation so low despite low unemployment? Lower rates of unemployment are compatible with low inflation if workers are more productive. To be sure, some of the strongest economic sectors, such as technology, have been those where price pressures have been absent. Productivity also explains why corporate profits continue to advance at a rate much faster than overall economic growth. In fact, rather than viewing growth as a cause of higher inflation, the current environment may be thought of as one where lower inflation helps stimulate growth.

INTEREST RATES: A DECLINE BODES WELL FOR BONDS

Beginning December 1, the yield on the benchmark 30-year U.S. Treasury bond rose from 6.35% to 7.20% in mid-April, easing to 6.90% by May 31. On March 25, 1997, the Federal Reserve Board raised short-term rates from 5.25% to 5.50%. Although investors were wary of another Fed rate hike in May, it did not materialize. At the time of the Fed decision, economic growth showed signs of moderating, and inflation remained dormant.

One reason that long-term rates have stayed relatively high and the bond market hasn't performed well is because of the traditional thinking that if the economy is doing well, then inflation must be around the corner. This argument has been made for quite some time, but it hasn't come to fruition.

Our outlook is fairly positive for long-term interest rates and the bond market. First, we expect that economic growth will be slower than what we've seen in the past few quarters. Second, we believe that inflation will remain in the 2.5% to 3% range. We see no inflation in the pipeline at the producer price level or even at the raw materials level. As a result, we expect long-term interest rates to decline between now and the end of 1997.

------------
*Source: Federal Reserve Board of St. Louis

--------------------------------------------------------------------------------

FEDERAL BUDGET DEFICIT SHRINKS

The third reason that we see interest rates declining is the shrinking budget deficit. For the fiscal year ending September 30, 1997, the budget deficit is expected to be about $70 billion. It wasn't long ago that we were faced with $300 billion deficits. As a percentage of GDP, the budget deficit is now below 1%. One of the byproducts of this prolonged economic expansion is increased tax revenue as well as lower spending and financing requirements.

THE STOCK MARKET: RECORDS CONTINUE TO FALL

After suffering a 10 percent pullback in late March/early April, the stock market bounced back quickly to reach record territory by the end of May. The reasons for the rebound: a slowing economy, falling long-term interest rates, dormant inflation and the Fed's decision not to raise short-term interest rates a second time.

BIG COMPANIES CONTINUE TO LEAD

Since 1994, large-capitalization stocks have outperformed small and midcap stocks. The largest 25 companies in The Standard & Poors 500 Index continue to trade at a 20% premium to the market average. A number of factors have benefited these large multinational companies. First, tremendous inflows into the stock market have favored the most liquid stocks. Second, these large multinational companies have been able to maintain strong profit growth rates because of their success at slashing costs.

From this point forward, however, the larger companies are forecasted to have slower profit growth. At some point, investors will turn to smaller companies to achieve double-digit profit growth.

A CAUTIOUS APPROACH

Over the short term, we have concerns about the stock market. In terms of valuation measures such as price-to-earnings, price-to-book value and dividend yield, the stock market is in record territory. Corporate profit growth is decelerating. Given these factors, we should be prepared for more volatility.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
G. Russell
Creighton,
CFA
INVESTMENT MANAGER
17 years of
investment
experience

EMERALD EQUITY FUND
Mr. Creighton joined Barnett in 1981 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. Mr. Creighton earned his BBA in Finance from Stetson University and his MBA in Finance from the University of North Florida. He holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from the AIMR.
INVESTMENT GOAL
The Fund's investment goal is to seek long-term capital appreciation by investing primarily in common stocks. As a secondary objective, the Fund seeks potential dividend income growth.
The Fund is best suited for investors seeking capital appreciation over the long-term, wanting to diversify their investment portfolios with a common stock alternative and those willing to assume the risk associated with equity investments.

PORTFOLIO COMPOSITION*
The portfolio is diversified across a variety of industries and holds stocks of companies that we believe will prosper.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials            2.5%
Utilities                  7.4%
Energy                     4.5%
Transportation             1.4%
Manufacturing             11.6%
Technology                19.8%
Consumer Cyclicals        13.7%
Consumer Staples          10.4%
Health Care               16.6%
Finance                   12.1%

--------------------------------------------------------------------------------

EMERALD EQUITY FUND                                         (as of May 31, 1997)
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997*

Quarter ended 6/30/97                        14.72%
1 Year                                       18.25%
5 Year                                       13.40%
10 Year                                      11.61%
Since Inception                              14.00%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------
---------------
*The inception date for performance purposes is 12/31/79. The quoted performance of the Emerald Equity Fund includes performance of a common trust fund for employee benefit plan accounts that was managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 6/28/91. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.49% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Retail Shares.
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

The 10 largest holdings in the portfolio include internationally diversified companies with household names, such as General Electric, Intel and Pfizer.

                                              PERCENT OF                                                  PERCENT OF
                                              NET ASSETS                                                  NET ASSETS
General Electric Co.                               3.07%    USX-Marathon Group                                 1.77%
 .........................................................  .........................................................
Intel Corp.                                        2.41%    Pfizer, Inc.                                       1.76%
 .........................................................  .........................................................
Cisco Systems, Inc.                                2.02%    BankAmerica Corp.                                  1.72%
 .........................................................  .........................................................
Merck & Co. Inc.                                   1.94%    WorldCom Inc.                                      1.72%
 .........................................................  .........................................................
Eli Lilly & Co. Inc.                               1.83%    ConAgra, Inc.                                      1.61%
 .........................................................  .........................................................
                                                            Total                                             19.85%
 .........................................................  .........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD EQUITY FUND                                         (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

During this semi-annual period, and for the 12 months ended May 31, 1997, we came close to matching our benchmark, although we fell short of the broad market index. Our objective is to own a broad array of common stocks with strong earnings momentum, rising earnings expectations and attractive long-term growth rates. These stocks range from mid-to large-capitalization companies.

For the six-month period ended May 31, 1997, the Fund's total return was 7.52%. In comparison, the Growth Fund Index as tracked by Lipper Analytical Services was up 9.13%, while the Standard & Poors 500 Index, an unmanaged index generally representative of the U.S. stock market, rose 13.16%.

For the year ended May 31, 1997, the Fund's total return was 18.25%. In comparison, the Lipper Growth Fund Index was up 19.87%, while the S&P 500 rose 29.44%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

Clearly, what's hurt us relative to the index has been the narrowness of the market. Investors have been willing to pay a significant premium for large-capitalization, highly liquid multinational companies. Over the past year, the largest 100 companies in the S&P 500 have outperformed the remaining 400 companies in the S&P 500 by about 18 percentage points. On a market capitalization weighted basis, those 100 companies represent more than 60% of the S&P 500. Given this large representation and dramatic outperformance, any underweighting is significant. The average stock in our portfolio has a market capitalization of about $33 billion. In contrast, the S&P 500's average market cap is $48 billion.

WHAT AREAS OF THE MARKET WORKED OUT WELL FOR YOU?

The financial sector performed particularly well. Such stocks were attractively valued compared to the market, selling at 10 to 14 times earnings in an environment where the market is selling at 20 times earnings. Stocks such as Bank of America (1.72% of the Fund's net assets), Nationsbank (1.37%) and Travelers Group (1.43%) were up sharply during the six-month period. This performance is particularly strong considering that interest rates generally rose during the period. Rising interest rates usually depress banking stocks in particular, since loan demand typically slows in such a period.

The largest semiconductor stocks such as Intel (2.41%) and Texas Instruments (0.69%) have done very well over the past six months. Computer software did well, with Microsoft (1.37%) leading the charge. The biggest winner in the portfolio was Dell Computer (0.65%), which more than doubled. Dell was able to exceed analysts' expectations for earnings growth. We were also overweighted in pharmaceutical companies such as American Home Products (1.35%), Eli Lilly (1.83%), Merck (1.94%) and Pfizer (1.76%), and they performed very well.

WHAT AREA OF THE MARKET WAS DISAPPOINTING?

The apparel/footwear stocks have all been going through a substantial correction. Nike (1.54%) shares fell sharply when the company announced that it would not meet analyst expectations for earnings growth. Weakness in this industry leader precipitated a decline in the entire group. For instance, Tommy Hilfiger (0.54%) fell sharply, even though the company didn't miss its earnings targets.

WHAT IS YOUR CURRENT STRATEGY?

The portfolio has added energy holdings, which are more defensive. We have added consumer staples, where we were underweighted, such as Procter & Gamble. We're still significantly weighted in technology, health care and financial services stocks. Our strategy continues to identify companies growing faster than the market, that have positive earnings momentum, where analysts are revising their estimates upward, and that are trading at a reasonable price/earnings multiple.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
Don W. Bryant,
CFA
INVESTMENT MANAGER
11 years of
investment
experience

PHOTO
Martin E. LaPrade,
CFA
INVESTMENT MANAGER
17 years of
investment
experience

EMERALD EQUITY
VALUE FUND

Mr. Bryant joined Barnett in 1987. He has worked with the firm throughout his investment career and plays an integral role on the equity investing team. He received his undergraduate degree from the University of South Alabama and his MBA in Finance from the University of Georgia. Mr. Bryant holds membership in the Association for Investment Management and Research (AIMR) and the Jacksonville Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

Mr. LaPrade joined Barnett in 1978 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. He received his BS in Accounting from Furman University. Mr. LaPrade holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is long-term capital appreciation with income as a secondary objective through investments primarily in common and preferred stock and debt securities convertible into common stock.

The Fund is best suited for investors who seek long-term capital appreciation and are willing to accept the relative risks associated with investments in undervalued stocks.

EMERALD EQUITY VALUE FUND                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
The portfolio seeks to purchase stocks with a price-book value ratio below that of the median stock in the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  BASIC MATERIALS       14.1%
Utilities                 15.3%
Energy                    16.7%
Transportation             3.3%
Manufacturing              7.6%
Technology                 6.8%
Consumer Cyclicals        11.7%
Consumer Staples           1.6%
Finance                   22.9%

--------------------------------------------------------------------------------

    ANNUALIZED TOTAL RETURN AS OF MAY 31, 1997
Quarter ended 6/30/97                        13.98%
1 Year                                       29.07%
Since Inception (12/27/95)                   27.30%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

The portfolio's 10 largest holdings include such established companies as Exxon, Dow Chemical and Travelers.

                                               PERCENT OF                                                   PERCENT OF
                                               NET ASSETS                                                   NET ASSETS
Exxon Corp.                                         3.87%    Travelers Group, Inc.                               2.02%
 ..........................................................  ..........................................................
Ameritech Corp.                                     2.23%    Amoco Corp.                                         1.86%
 ..........................................................  ..........................................................
Coastal Corp.                                       2.18%    Dow Chemical Co.                                    1.73%
 ..........................................................  ..........................................................
BankAmerica Corp.                                   2.10%    Xerox Corp.                                         1.73%
 ..........................................................  ..........................................................
Aluminum Company of America                         2.09%    Mobil Corp.                                         1.72%
 ..........................................................  ..........................................................
                                                             Total                                              21.53%
 ..........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD EQUITY VALUE FUND                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

For the six-month period ended May 31, 1997, the Fund's total return was 13.13%. In comparison, the S&P Barra Value Index, an unmanaged index of value-oriented securities, rose 10.37%, while the S&P 500 Index was up 13.16%.

For the year ended May 31, 1997, the Fund's total return was 29.07%. In comparison, the S&P Barra Value Index rose 25.47%, while the S&P 500 Index was up 29.44%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The portfolio is significantly weighted in finance -- banks, insurance companies and brokerage firms. Those are stocks with lower price/earnings ratios, lower price/book value ratios, and, yet they possess good earnings growth. Finance companies used to be considered "cyclical," in that their fortunes depended on the economic cycle. However, many of them have diversified their businesses in such a way that they're not as sensitive to the economic cycles as they have been in the past. As a result, the market has rewarded these stocks with better valuations.

Finance has been one of the strongest areas of the market for the past six months. Winners in the portfolio include Lehman Brothers (1.22% of the portfolio's net assets) in the brokerage industry, Cigna (1.48%) and Allstate (1.18%) in insurance, and Bank of America (2.10%) and Mellon (0.74%) in the banking industry.

We were underweighted in technology, but many of the technology stocks that we have owned have done very well, such as Applied Materials (0.68%), a semiconductor stock that offered good value, IBM (1.64%) and Compaq Computer (0.82%).

WHICH INVESTMENT STYLE DID BETTER DURING THE PAST SIX MONTHS -- GROWTH OR VALUE?

As an investment style, growth outperformed value during the past six months. The S&P growth index was up 15.9%, while the value index was up 10.4%. However, the advantage of growth may be overstated. The S&P growth number may actually be a size effect rather than a style effect, as many of the largest stocks are growth stocks. Excluding size, value and growth were very close.

WHAT IS YOUR CURRENT STRATEGY?

Our strategy is to focus on the most attractive valuations in every sector of the market. Though absolute value varies through a market cycle, we are always able to find relative value. We continue to believe that value investing is attractive, particularly in this environment of higher stock valuations.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
Jeffrey A. Busby,
CFA
MANAGING PARTNER OF
OPERATIONS, SENIOR
PORTFOLIO
MANAGER/ANALYST
AT BRANDES
INVESTMENT
PARTNERS,
SUB-ADVISER FOR
THE EMERALD
INTERNATIONAL
EQUITY FUND.

PHOTO
Don W. Bryant,
CFA
INVESTMENT MANAGER
11 years of
investment
experience

EMERALD INTERNATIONAL EQUITY FUND

Mr. Busby, one of five managing partners at Brandes, (Sub-adviser to the Emerald International Equity Fund), is responsible for overseeing the firm's operations and trading functions. As a senior member of the Investment Committee, he contributes to the investment process through his fundamental research on companies worldwide as well as through his computer screening of fundamental data. Before joining Brandes, Jeff worked as an analyst at a financial institution and as a registered representative. Jeff received his BS in Chemical Engineering in 1983 from Northwestern University and his MBA in Finance in 1988 from the University of California at Berkeley. He is a member of both the Association for Investment Management and Research (AIMR) and of the Financial Analysts Society of San Diego.

Mr. Bryant joined Barnett in 1987. He has worked with the firm throughout his investment career and plays an integral role on the equity investment team. He received his undergraduate degree from the University of South Alabama and his MBA in Finance from the University of Georgia. Don holds membership in the Association for Investment Management and Research (AIMR) and the Jacksonville Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is long-term capital appreciation through investments primarily in equity securities of foreign issuers.*

The Fund is best suited for investors who seek capital appreciation over the long term and are willing to accept the relative risks associated with foreign investments.

EMERALD INTERNATIONAL EQUITY FUND                           (as of May 31, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION**
The portfolio emphasizes established companies located in a variety of foreign regions that sell below their "true value."

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Latin America             4%
United Kingdom            9%
Europe                   57%
Asia                     14%
Other                    16%

--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997

Quarter ended 6/30/97                        13.12%

1 Year                                       21.16%
Since Inception (12/27/95)                   19.56%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------

EMERALD INTERNATIONAL EQUITY FUND                           (as of May 31, 1997)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS**

The portfolio's 10 largest holdings include such international companies as Daimler-Benz, Nestle SA and Fuji Photo Film.

                                               PERCENT OF                                                   PERCENT OF
                                               NET ASSETS                                                   NET ASSETS
Daimler-Benz AG                                     5.04%    Tele Danmark                                        3.71%
 ..........................................................  ..........................................................
Stet Societa Finanziaria Telefonica                 4.84%    Hitachi Ltd.                                        3.68%
 ..........................................................  ..........................................................
Alcatel Alsthom                                     4.58%    Fuji Photo Film                                     3.45%
 ..........................................................  ..........................................................
Nestle S.A.                                         4.56%    Telefonica de Espana                                3.42%
 ..........................................................  ..........................................................
Groupe Danone                                       3.88%    Telefonos de Mexico                                 3.13%
 ..........................................................  ..........................................................
                                                             Total                                              40.29%
 ..........................................................  ..........................................................

---------------
 * International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.
** The composition of the Fund's holdings is subject to change.

EMERALD INTERNATIONAL EQUITY FUND                           (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

The objective of this portfolio is to achieve long-term capital appreciation by investing in non-U.S. stocks. Investing in foreign stocks is a good way to diversify an overall investment portfolio, because the performance of these companies is typically independent of the U.S. stock market. During this semi-annual period and for the twelve months ended May 31, the performance was nearly triple the performance of the benchmark. We accomplished this performance by a rigorous adherence to our "bottom-up" investment style that searches for undervalued companies throughout the world.

For the six months ended May 31, 1997, the Fund's total return was 13.71%. In comparison, the Morgan Stanley Capital International EAFE Index (EAFE), an unmanaged index of primarily large-capitalization stocks issued by companies in Europe, Australia and the Far East, rose 4.19%.

For the 12 months ended May 31, 1997, the Fund's total return was 21.16%. In comparison, the EAFE Index rose 7.86%

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A big portion of our outperformance can be attributed to our continued underweighting in Japan, where the market was up only about 5%. In addition, we are overweighted in Europe, where we have more than 68% of the Fund's net assets. The European markets were quite strong during that period of time. What sounds commonplace in the United States -- corporate restructuring -- is a new concept for European companies. The whole notion of enhancing shareholder value was something that companies did not discuss as recently as five years ago. That is changing pretty dramatically. These companies are addressing some tough issues such as the role of labor, although it is extremely difficult, particularly in France and Germany. But companies currently competing in a global arena can't survive solely by selling to their home markets and must begin to act more competitively.

FROM A PERFORMANCE STANDPOINT, DID A PARTICULAR COUNTRY IN
EUROPE STAND OUT?

Spain was our top performer, where we increased our holdings to 5% of the Fund's total market value during the period. However, our investment strategy is to evaluate stocks from a bottom-up perspective. The fact that our portfolio is structured toward a country or industry is solely a function of our bottom-up security selection. We have about 50 stocks in the portfolio and those are purchased because they're the best issues we can find throughout the world.

WHAT WERE SOME STRONG PERFORMING STOCKS DURING THE PERIOD?

The top performing issue was Telebras (2.61% of the Fund's net assets), which increased 60% in value, due to market appreciation through the end of May 1997. Telebras is the Brazilian telephone monopoly, and it's an issue that has been trading at a very attractive multiple to cash flow. When we first started buying it, it was trading at less than two times cash flow. In contrast, the U.S. "baby Bells" sell at about six to eight times cash flow. Latin American issues were up strongly during this period of time, because they had been weak for several years following the peso devaluation. Telebras reported very strong earnings, outpacing expectations. Another company that outpaced expectations was Alcatel (4.58%), a French telecommunications equipment and basic infrastructure company. Alcatel is the worldwide leader in telecommunications switching equipment, but the company was selling at a much lower valuation than its competitors.

WHAT WAS A WEAK PERFORMER?

The weakest stock in the portfolio has been Peugeot (2.37%), the French automaker. The company is trading at less than 3 times cash flow and 50% of book value, so the market is valuing this company as if it were not a going concern. The company's stock is even selling at a discount to liquidation value, making it the kind of

EMERALD INTERNATIONAL EQUITY FUND                           (as of May 31, 1997)
--------------------------------------------------------------------------------

company that value-style managers such as us would find attractive. There's a negative perception of the company because earnings have been weak for the past several years. The value style tends to be contrarian, which is why we often go into areas where there is bad news, and it takes time for that bad news to work itself out. Our time horizon is three to five years.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

The portfolio is trading at a substantial discount to EAFE, and the stocks in the portfolio have less debt. As a result, we have got more attractive issues from a fundamental valuation perspective while taking half the financial risk. In addition, the portfolio has a higher dividend yield, helping to make it a classic value portfolio. Given our value investment style, which examines the relative value of companies as they are today, we don't really do forecasts. We're simply looking to find the best opportunities we can worldwide and those issues tend to outperform if you give them time.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
Martin E. LaPrade,
CFA
INVESTMENT MANAGER
17 years of
investment
experience

PHOTO
Dean McQuiddy,
CFA
INVESTMENT MANAGER
15 years of
investment
experience

EMERALD SMALL
CAPITALIZATION FUND

Mr. LaPrade joined Barnett in 1978 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. He received his BS in Accounting from Furman University. Mr. LaPrade holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from AIMR.

Mr. McQuiddy joined Barnett in 1983 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. He received his BS in Finance from the University of Florida. Mr. McQuiddy holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is to seek long-term capital appreciation.*

The Fund is best suited for investors who seek long-term rewards that may exceed those provided by a fund investing in larger, more established companies and for investors who can accept the risks of an investment in smaller companies.

---------------
* Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure and by definition, are not as well established as blue-chip companies. Historically, small companies' stocks have experienced a greater degree of market volatility than average.

EMERALD SMALL CAPITALIZATION FUND                           (as of May 31, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION**
The portfolio focuses on smaller companies that we feel are growing faster than the market as a whole.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials            0.7%
Utilities                  3.9%
Energy                     5.7%
Transportation             2.7%
Manufacturing             11.2%
Technology                17.1%
Consumer Cyclicals        33.7%
Consumer Staples           9.9%
Finance                   15.1%

--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997*

Quarter ended 6/30/97                        19.88%
1 Year                                      -14.15%
5 Year                                       14.75%
10 year                                      10.06%
Since Inception                              11.34%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.

--------------------------------------------------------------------------------

---------------
* The inception date for performance purposes is 12/31/86. The quoted performance of the Emerald Small Capitalization Fund includes performance of a common trust fund for employee benefit plan accounts that was managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 1/4/94. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.54% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Institutional Shares for the period from 1/4/94 to 3/1/94 and of the Fund's Retail Shares thereafter.

EMERALD SMALL CAPITALIZATION FUND                           (as of May 31, 1997)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS**

The portfolio's 10 largest holdings include such up-and-coming companies as Pacific Sunwear, Furniture Brands International and Data General.

                                               PERCENT OF                                                   PERCENT OF
                                               NET ASSETS                                                   NET ASSETS
Genesco, Inc.                                       2.73%    NBTY, Inc.                                          2.57%
 ..........................................................  ..........................................................
Pacific Sunwear of California                       2.71%    O'Sullivan Industries                               2.54%
 ..........................................................  ..........................................................
Reliance Group Holdings                             2.67%    Dean Foods Co.                                      2.46%
 ..........................................................  ..........................................................
Furniture Brands International, Inc.                2.59%    Foodmaker, Inc.                                     2.40%
 ..........................................................  ..........................................................
Smithfield Foods, Inc.                              2.58%    Data General                                        2.17%
 ..........................................................  ..........................................................
                                                             Total                                              25.42%
 ..........................................................  ..........................................................

---------------
** The composition of the Fund's holdings is subject to change.

EMERALD SMALL CAPITALIZATION FUND                           (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

For the six-month period ended May 31, 1997, the Fund's total return was -7.19%. In comparison, the Russell 2000 Growth Index, an unmanaged index of small-cap growth stocks, returned 3.68%. For the year ended May 31, 1997, the Fund's total return was -14.15%, while the Russell 2000 Growth Index returned -5.33%.

For the year ended May 31, 1996, the Fund's total return was 50.10%. In comparison, the Russell 2000 Growth Index returned 44.60% during that year.

For the five years ended May 31, 1997, the Fund produced an average annual return of 14.75%, while the Russell 2000 Growth Index was up an average of 12.89%.

WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE SIX-MONTH PERIOD?

Our stock investments focused on companies with above average growth potential and high earnings expectations. These factors and attributes of stocks have been very well correlated with long-term performance over many years. However, stocks with negative earnings growth rates, negative earnings momentum and negative changes in earnings estimates performed better during this time. Small-cap growth stocks had a very difficult period.

CAN YOU OFFER SOME PERSPECTIVE ON THESE RESULTS?

Since 1987, there have been four quarters other than this year where the absolute return was worse than -5%. The average gain the next four quarters after those quarters averaged 36%, so it's a cyclical phenomena that small-capitalization stocks go through. We've already started to see some of that bounceback from the low on April 28. Small-cap stocks are volatile. But our total return in this Fund for the year ending May 1996 was 50%, so fluctuations can be very positive as well.

WHERE WERE THE BRIGHT SPOTS?

Consumer cyclicals as a whole have helped us, and that would incorporate retailers. For instance, Pacific Sunwear (2.71% of the Fund's net assets) was a successful stock. Ethan Allen Interiors (0.91%) and Furniture Brands International (2.59%) also benefited from the strength of consumer confidence.

In the restaurant sector, the portfolio benefited from CKE Restaurants (1.54%), which owns Carl's Jr. on the West Coast, Foodmaker (2.40%), which owns Jack In The Box, and Showbiz Pizza Time (2.08%), owner of Chuck E. Cheese, a restaurant focusing on pizza parties for children.

Energy is another area that has done well for us. Rising oil prices, as well as the demand for oil exploration, has boosted the profitability of oil and gas producers. The oil service companies have helped us in the last six months, one of the few pockets of strength in the market.

WHAT IS YOUR OUTLOOK?

We believe that as overall economic momentum slows, the larger cap stocks will find it more difficult to increase their earnings at a double-digit rate. After this nine-month correction, the valuations of this sector relative to large-cap stocks are as cheap as they've been in seven years.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
G. Russell
Creighton,
CFA
INVESTMENT MANAGER
17 years of
investment
experience

PHOTO
Andrew Cantor,
CFA
INVESTMENT MANAGER
23 years of
investment
experience

EMERALD BALANCED FUND

Mr. Creighton joined Barnett in 1981 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team, and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. Mr. Creighton earned his BBA in Finance from Stetson University and his MBA in Finance from the University of North Florida. He holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from the AIMR.

Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed-income investing team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed-income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in the Association for Investment Management and Research (AIMR) and he is President of the Jacksonville, Florida Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is to seek attractive investment returns through a combination of capital growth and current income.

The Fund is best suited for investors who want an asset allocation among equity securities, fixed-income securities and cash equivalents based on prevailing market and economic conditions.

EMERALD BALANCED FUND                                       (as of May 31, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
The Fund's advisor seeks to determine relative values among stocks, bonds and cash equivalents and weights the portfolio accordingly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                            38%
Cash & Cash Equivalents           7%
Stocks                           55%

--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997

Quarter ended 6/30/97                         9.62%
1 Year                                       10.14%
Since Inception (4/11/94)                    13.59%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------

EMERALD BALANCED FUND                                       (as of May 31, 1997)
--------------------------------------------------------------------------------

TOP 5 EQUITY AND BOND HOLDINGS*

The Balanced Fund's top equity holdings mirror those of the Equity Fund, and the bond holdings include securities such as FHLMC and U.S. Treasury Notes.

                                               PERCENT OF                                                   PERCENT OF
EQUITIES                                       NET ASSETS    BONDS                                          NET ASSETS
General Electric Co.                                1.64%    U.S. Treasury Bond, 9.25%, 2/15/16                  2.65%
 ..........................................................  ..........................................................
Intel Corp.                                         1.33%    FHLMC Gold, 7.50%, 9/1/10                           2.46%
 ..........................................................  ..........................................................
Merck & Co., Inc.                                   1.08%    U.S. Treasury Notes, 7.25%, 8/15/04                 2.22%
 ..........................................................  ..........................................................
Cisco Systems Inc.                                  1.07%    U.S. Treasury Notes, 7.00%, 7/15/06                 2.13%
 ..........................................................  ..........................................................
Eli Lilly & Co.                                     1.01%    U.S. Treasury Bonds, 6.75%, 8/15/26                 1.64%
 ..........................................................  ..........................................................
Total Equities                                      6.13%    Total Bonds                                        11.10%
 ..........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD BALANCED FUND                                       (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

The portfolio's objective is to produce an attractive investment return through a combination of capital appreciation and current income. We do this by assessing the relative returns and risks of stocks versus the relative returns and risks of bonds.

For the six-month period ending May 31, 1997, the Fund's total return was 3.02%. In comparison, the Balanced Fund Index as measured by Lipper Analytical Services Inc. was up 6.37%, while the Lehman Brothers Aggregate Bond Index was up 0.95%, and the Standard & Poors 500 Stock Index rose 13.16%. The S&P 500 Index and the Lehman Brothers Aggregate Bond Index are unmanaged indices generally representative of the U.S. stock market and the Government/ Corporate bond market, respectively.

For the year ending May 31, 1997, the Fund's total return was 10.14%. In comparison, the Balanced Fund Index as measured by Lipper was up 17.05%, while the Lehman Brothers index was up 8.32%, and the S&P 500 index rose 29.44%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

During the past six to twelve months, the stock market has vastly outperformed the bond market, although stocks often appeared richly valued compared to bonds. Through this period, we continued to allocate 60% of the portfolio to stocks.

While our allocation to stocks helped during this period, our weighting in smaller stocks did not help. We have strategically reduced our weighting in smaller stocks to result in a less volatile equity portfolio that focuses more on large- and mid-capitalization stocks. Currently, the Balanced Fund is essentially a mixture of our large-capitalization equity and managed bond portfolios.

HOW DO YOU MAKE YOUR ASSET ALLOCATION DECISION?

The asset allocation decision is based on the long-term return potential of stocks and bonds, as well as near-term imbalances in valuation. For example, when the stock market was falling in mid-March through mid-April, stocks became more attractive in relation to bonds. Over time, we expect to maintain a relatively stable allocation to equities with a target of 60%.

WHAT IS YOUR OUTLOOK?

Even at these lofty levels, we continue to find stocks attractive. Corporate profits continue to grow at a healthy pace, and inflation remains low. The demand for stocks continues to be fueled by baby boomers saving for retirement. However, for stocks to advance significantly from this point, interest rates would have to come down. Falling interest rates would benefit stocks and bonds as well. Because of the relative attractiveness and risk of stocks and bonds, we will likely keep the allocation at 60/40 stocks/bonds for the rest of calendar year 1997.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
David A. Furfine
INVESTMENT MANAGER
13 years of
investment
experience

PHOTO
Jeffery A. Greenert,
INVESTMENT MANAGER
12 years of
investment
experience

EMERALD SHORT-TERM FIXED INCOME FUND

Mr. Furfine joined the Adviser in 1996 from Barnett Mortgage Company. Prior to joining Barnett Mortgage Company in 1995, Mr. Furfine managed the hedging and trading desk for Prudential Home Mortgage. He received his BS in Economics from the Wharton School at the University of Pennsylvania. Mr. Furfine has 13 years of investment experience.

Mr. Greenert joined Barnett in 1985 and has worked with the firm throughout his investment career. He plays an integral role as part of the Barnett Capital Advisors, Inc. fixed-income investing team and works with a highly qualified team of fixed-income professionals to analyze interest rates, as well as individual fixed-income securities. Mr. Greenert received his BS in Finance from the University of Florida.

INVESTMENT GOAL

The Fund's investment goal is to seek positive current income that is consistent with relative stability of principal through investments in investment-grade securities and high-quality money-market instruments.

The Fund is best suited for investors who want more current income than normally is available from a money market fund and less principal volatility than normally is associated with a long-term fund.*

---------------
* Short-term fixed-income funds have a lower degree of market risk than longer term corporate or government bond funds. Conversely, bonds and bond funds with longer maturities may offer higher yields than shorter term bonds or fixed-income funds such as this Fund.

EMERALD SHORT-TERM FIXED INCOME FUND                        (as of May 31, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION**
The portfolio focuses on short-term corporate and government bonds typically offering higher yields than money-market instruments in return for some fluctuations in share price. Currently, the portfolio's average maturity is 2.36 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Obligations          38%
Corporate Obligations                60%
Cash & Cash Equivalents               2%

--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997*

Quarter Ended 6/30/97                         2.15%
1 Year                                        5.83%
5 Year                                        5.01%
10 Year                                       6.76%
Since Inception                               8.14%
CURRENT SEC 30-DAY YIELD                      5.46%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower. If the service contractors had not waived fees or reimbursed expenses, the SEC 30-day yield would have been 5.04%.
--------------------------------------------------------------------------------

---------------
* The inception date for performance purposes is 12/31/79. The quoted performance of the Emerald Short-Term Fixed Income Fund includes performance of a common trust fund for employee benefit plan accounts that was managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 4/11/94. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the

EMERALD SHORT-TERM FIXED INCOME FUND                        (as of May 31, 1997)
--------------------------------------------------------------------------------

  "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.68% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Retail Shares.

EMERALD SHORT-TERM FIXED INCOME FUND                        (as of May 31, 1997)
--------------------------------------------------------------------------------

EMERALD SHORT-TERM FIXED INCOME FUND                        (as of May 31, 1997)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS**

The top 10 holdings in the portfolio include securities and money market instruments issued by Paine Webber and Lehman Brothers.

                                               PERCENT OF                                                   PERCENT OF
                                               NET ASSETS                                                   NET ASSETS
Tennessee Valley Authority, 5.98%, 4/1/36,                   Lehman Brothers Holdings, 7.38%, 5/15/07,
putable 4/1/98 @ 100                                4.32%    putable 5/15/00 @ 100                               2.82%
 ..........................................................  ..........................................................
Toyota Motor Credit, 5.88%, 6/26/98                 3.91%    Paine Webber Group, 6.25%, 6/15/98                  2.77%
 ..........................................................  ..........................................................
Harris Corp., 6.65%, 8/1/06, putable 8/1/01
@ 100                                               3.44%    U.S. Treasury Notes, 5.63%, 11/30/98                2.75%
 ..........................................................  ..........................................................
Banco Latinoamericano, Series 144A, 7.05%,
7/19/99                                             3.12%    FNMA, 7.50%, 11/1/09                                2.45%
 ..........................................................  ..........................................................
Province of Quebec, 7.05%, 7/15/02                  2.84%    U.S. Treasury Bill, 4/2/98                          2.38%
 ..........................................................  ..........................................................
                                                             Total                                              30.80%
 ..........................................................  ..........................................................

  -----------------
  ** The composition of the Fund's holdings is subject to change.

EMERALD SHORT-TERM FIXED INCOME FUND                        (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Our objective is to achieve current income and stable principal values through investments in short-term investment-grade securities as well as high-quality money market instruments. During the six-month period, the portfolio continued to produce strong income, providing a total six-month distribution of $0.324 per share, although the portfolio's net asset value declined slightly. In a period of rising interest rates, fixed-income funds decline in value -- and vice versa. In a period of falling interest rates, fixed-income funds increase in value.

Interest rates rose over the six-month period by nearly 60 basis points as measured by the two-year U.S. Treasury Note. Because of rising interest rates, which depress bond prices, total returns on fixed-income portfolios were low. The Fund's total return was in line with our benchmark comparison. For the six-month period ending May 31, 1997, the Fund's total return was 1.39%. In comparison, the Merrill Lynch Government/Corporate Short-Term Index, an unmanaged index of short-term government and corporate bonds, returned 1.82%. For the year ended May 31, 1997, the Fund's total return was 5.83%. In comparison, the Merrill Lynch short-term index returned 6.93%.

WHAT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

The Merrill Lynch 1-5 year Government/Corporate Short-Term Index has a duration (sensitivity to interest rates) of 2.25 years. At the beginning of the six-month period, the duration of our portfolio was slightly longer than the Index, a disadvantage in a period of rising interest rates. Portfolios with longer durations are more sensitive to interest-rate movements. Since interest rates generally rose during the period, our Fund's net asset value initially fell more than the benchmark.

On the other hand, our use of high-coupon short-term mortgage-backed securities was advantageous. Mortgage-backed securities offer higher yields than comparable U.S. government bonds. In a period of rising interest rates, mortgage-backed securities do not "prepay." That is, homeowners tend not to refinance their homes when interest rates rise. As a result, the portfolio was able to enjoy the higher yields of these securities for a longer than expected period of time.

We also looked for opportunities in the corporate bond market. For example, brokerage industry debt benefited from the recent trend in which major banks have acquired brokerage firms. Paine Webber, Lehman and Donaldson, Lufkin & Jenrette are widely viewed as likely acquisition candidates by strong banks. Rating agencies would likely upgrade the credit quality of brokerage firm debt if the firm were acquired by a major bank, and the market has started to incorporate this possibility into the value of these securities. Currently, the credit quality of the portfolio as a whole is AA.

WHAT IS YOUR OUTLOOK?

We expect interest rates to ease somewhat in the long run. However, the risk exists that in the months immediately ahead, the Federal Reserve may raise rates to preempt any future inflation. Therefore, it will be beneficial to keep duration at or near the benchmark while utilizing our credit analysis and mortgage expertise to add incremental value through security selection.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
Andrew Cantor,
CFA
INVESTMENT MANAGER
24 years of
investment
experience

PHOTO
Jeffery A. Greenert,
INVESTMENT MANAGER
12 years of
investment
experience

EMERALD U.S
GOVERNMENT SECURITIES
FUND

Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed-income investing team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed-income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in the Association for Investment Management and Research (AIMR), and he is President of the Jacksonville, Florida, Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

Mr. Greenert joined Barnett in 1985 and has worked with the firm throughout his investment career. He plays an integral role as part of the Barnett Capital

Advisors, Inc. fixed-income investing team and works with a highly qualified team of fixed-income professionals to analyze interest rates, as well as individual fixed-income securities. Mr. Greenert received his BS in Finance from the University of Florida.

INVESTMENT GOAL

The Fund's investment goal is to seek consistent income from U.S. Government securities and repurchase agreements collateralized by the same.

The Fund is best suited for those seeking current yield from U.S. Government securities, those who may receive a monthly income check and for investors who do not mind fluctuations in price and yield. This Fund is also well suited for IRA investors.

EMERALD U.S GOVERNMENT SECURITIES FUND                      (as of May 31, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
The portfolio is composed principally of U.S. Government securities including direct and agency securities. The portfolio emphasizes U.S. Government agency mortgage-backed securities. Currently, the portfolio's average maturity is
5.94 years after adjusting for mortgage prepayments.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Obligations          98%
Cash Equivalents                      2%

--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997
Quarter ended 6/30/97                         2.88%
1 Year                                        6.66%
5 Year                                        6.06%
Since Inception (7/31/91)                     7.21%
CURRENT SEC 30-DAY YIELD                      5.79%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower. If the service contractors had not waived fees or reimbursed expenses, the SEC 30-day yield would have been 5.74%
--------------------------------------------------------------------------------

EMERALD U.S GOVERNMENT SECURITIES FUND                      (as of May 31, 1997)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

Some of the top government securities included in this portfolio are FNMA and FHLMC.

                                               PERCENT OF                                                   PERCENT OF
                                               NET ASSETS                                                   NET ASSETS
Tennessee Valley Authority, 5.98%, due
4/1/36, putable 4/1/98 @ 100                        7.68%    U.S. Treasury Note, 6.38%, 9/30/01                  4.56%
 ..........................................................  ..........................................................
FHLMC, 7.44%, 9/20/06                               7.67%    FHLMC, 3.50%, 6/15/07                               3.77%
 ..........................................................  ..........................................................
FHLB, 7.20%, 6/14/11                                6.19%    FHLMC, 9.25%, 6/1/18                                3.39%
 ..........................................................  ..........................................................
U.S. Treasury Bonds, 12.75%, 11/15/10               5.27%    FHLMC, 6.08%, 10/29/08                              3.10%
 ..........................................................  ..........................................................
FNMA, 8.00%, 8/1/99                                 4.59%    FHLMC, 6.50%, 10/01/03                              2.99%
 ..........................................................  ..........................................................
                                                             Total                                              49.21%
 ..........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD U.S GOVERNMENT SECURITIES FUND                      (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

In a period of rising interest rates, bond prices fall and total returns on most government bond funds are low. For the six-month period ending May 31, 1997, the Fund's total return was 0.71%, slightly ahead of our benchmark as defined by Lipper Analytical Services, Inc. In comparison, the Lehman Brothers Mutual Fund Government Mortgage Index, an unmanaged index of U.S. Treasuries, government agencies and mortgage-backed securities, rose 1.08%. For this period, we have chosen to use the Lehman Brothers Mutual Fund Government Mortgage Index because we believe it more closely parallels the Fund and is a more appropriate benchmark than indices used previously.

It is important to note that investors had the ability to receive strong current income, collecting a total six-month distribution of $0.352 per share. This is consistent with the Fund's investment goal of seeking steady income from U.S. government securities.

For the year ended May 31, 1997, the Fund's total return was 6.66%. In comparison, the Lehman Brothers index rose 8.21%.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

Net asset value will fluctuate inversely to changes in interest rates. During the past six months, the yield on the 30-year U.S. Treasury bond rose from 6.35% on November 30, 1996, to 6.90% on May 31, 1997. In a period of rising interest rates, bond prices decline.

However, between mid-April, when Treasury yields peaked at 7.20%, and May 31, when the yield was 6.90%, the bond market rallied and the net asset value of the Fund increased.

Early in the period, the portfolio's duration (sensitivity to interest rates) was slightly longer than the index, which hurt performance. However, later in the period, a longer duration was a favorable factor.

In addition, our decision to overweight the portfolio with mortgage-backed securities was helpful to performance. Mortgage-backed securities pay a higher yield than government bonds, and the prepayment risk was minimal in a generally rising interest-rate environment. When interest rates peaked last spring, we shifted into "discount" mortgage securities that would be more advantageous in a falling interest-rate environment.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Although the Federal Reserve Board may raise short-term interest rates to slow the economy, our expectation remains that longer-term interest rates will ease down in the second half of the year. As a result, we expect to lengthen duration somewhat during the months ahead. In addition, we continue to emphasize discount mortgages, which offer slightly lower yields but are less likely to be prepaid due to falling interest rates.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
Andrew Cantor,
CFA
INVESTMENT MANAGER
24 years of
investment
experience

EMERALD MANAGED
BOND FUND

Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed-income investing team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed-income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in the Association for Investment Management and Research (AIMR), and he is President of the Jacksonville, Florida Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is primarily to seek a high level of current income and, secondarily, to seek capital appreciation.

The Fund is best suited for investors who want current income from corporate and government securities and can accept fluctuations in price and yield.

EMERALD MANAGED BOND FUND                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
The portfolio emphasizes quality corporate bonds. These investment-grade securities offer a high degree of diversification as well as the opportunity for strong yields to investors. Currently, the portfolio's average maturity is
10.16 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government & Agency Obligations           50%
Corporate Obligations                          42%
Foreign Government Agency                       4%
Taxable Municipal Obligations                   3%
Cash & Cash Equivalents                         1%

--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997*

Quarter ended 6/30/97                         3.39%

1 Year                                        7.25%
5 Year                                        7.06%
10 Year                                       8.42%
Since Inception                               8.28%
CURRENT SEC 30-DAY YIELD                      5.71%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower. If the service contractors had not waived fees or reimbursed expenses, the SEC 30-day yield would have been 4.49%.
--------------------------------------------------------------------------------

---------------
* The inception date for performance purposes is 4/30/87. The quoted performance of the Emerald Managed Bond Fund includes performance of a common trust fund for employee benefit plan accounts that was managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 4/11/94. On that date,

EMERALD MANAGED BOND FUND                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

  the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.67% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Retail Shares.

EMERALD MANAGED BOND FUND                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

EMERALD MANAGED BOND FUND                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

With the largest industry segment of the portfolio being finance, some of our top holdings include the following:

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Tennessee Valley Authority, 5.98%, 4/1/36,
putable 4/1/98 @ 100                                4.74%   FNMA, 6.50%, 1/18/22                                3.43%
 .........................................................  ..........................................................
General Electrical Capital Corp., 8.30%,
9/20/09                                             4.02%   FNMA, 7.50%, 11/17/23                               3.33%
 .........................................................  ..........................................................
Hydro-Quebec, 8.05%, 7/7/24                         3.78%   BHP Finance USA, 6.42%, 3/1/26                      3.15%
 .........................................................  ..........................................................
Southtrust Bank, 7.74%, 5/15/25                     3.68%   Associates Corp., 7.95%, 2/15/10                    3.02%
 .........................................................  ..........................................................
Coca-Cola Enterprises, 6.70%, 10/15/36              3.52%   FNMA, 8.00%, 11/17/03                               2.78%
 .........................................................  ..........................................................
                                                            Total                                              35.45%
 .........................................................  ..........................................................

---------------
 * The composition of the Fund's holdings is subject to change.

EMERALD MANAGED BOND FUND                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

In a period of rising interest rates, bond prices fall and total returns on most bond funds are low. For the six-month period ending May 31, 1997, the Fund's total return was 0.21%. In comparison, the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade corporate debt and U.S. government securities, produced a return of 0.95%.

It is important to note that investors had the ability to receive strong current income, collecting a total six-month distribution of $0.437 per share. This is consistent with the Fund's investment goal, which is to seek a high level of current income from a mixture of U.S. government bonds and investment-grade corporate bonds.

For the year ending May 31, 1997, the Fund's total return was 7.25%. In comparison, the Lehman Brothers index produced a return of 8.32%.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

The yield on the 30-year U.S. Treasury bond rose from 6.35% on November 30, 1996, to 6.90% on May 31, 1997. In a period of rising interest rates, bond prices decline. However, between mid-April, when Treasury yields peaked at 7.20%, and May 31, when yields fell to 6.90%, the bond market rallied.

Early in the period, the portfolio's duration (sensitivity to interest rates) was slightly longer than the index, which hurt performance relative to the Lehman Brothers index.

A positive factor earlier in the year was the portfolio's exposure to putable securities. These securities have optional redemption features, allowing the investor to redeem them at par. In a period of rising interest rates, these bonds are less price sensitive.

HOW HAS THE PORTFOLIO COMPOSITION CHANGED DURING THE PAST SIX MONTHS?

The proportion of the portfolio dedicated to corporate bonds has increased from 34.2% of net assets to 42.0%. The corporate bond market has remained strong for most of the period. The strength of the economy and the surging stock market are positive factors for corporate bonds. A strong economy is a boon to the credit quality of the bond. In addition, a strong stock market reduces the need for corporations to issue new debt, constricting the supply of bonds and thus boosting bond prices.

Finance companies continue to be the top industry in the portfolio. Finance companies have more incentive to maintain their high credit ratings because their raw material is money. A high rating directly affects what their raw material costs them. The finance companies in the portfolio are of very high quality and include General Electric Credit (4.02% of net assets), British Telecom Finance (2.56%) and two Merrill Lynch securities (2.35%). All corporate holdings are rated A or higher; the overall quality of the portfolio is AA. We find that there is very little yield to be gained by owning lower quality credits.

WHAT IS YOUR STRATEGY FOR THE MANAGED BOND FUND?

One of our strategies is to purchase corporate bonds that have the potential to be upgraded. For example, we owned bonds issued by MCI (2.56%), the telecommunications company. Because MCI was purchased by British Telecom, a AAA-rated credit, we were able to achieve some price appreciation, due to its upgraded credit quality. As another example, we added a position in Harris Corp. (1.17%), an electronics manufacturer, early in 1997. At the time, the bonds were "split-rated," which means one rating agency rated them A, and another rated them BBB. We purchased them, recognizing their strength in the industry and improving credit condition, and subsequently they were upgraded. At the same time, we are very sensitive to the issue of "event" risk, a common reason for a company's debt to be downgraded. If the company gets involved in a merger that has a negative impact on their balance sheet, then that can be a reason for a company to be downgraded. Fortunately, we've been able to avoid those situations.

WHAT IS YOUR OUTLOOK?

We expect modest declines in long-term interest rates, and thus, a friendly environment for this portfolio. The return over the past year of just under 8% is fairly consistent with what the bond market has done over the past five years. While that's low relative to the stock market, remember that fixed income is much less volatile and risky than stocks. If interest rates behave the way we expect, then there could be some capital appreciation in the portfolio to go along with income.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
Margaret L. Moore,
INVESTMENT MANAGER
14 years of
investment
experience

PHOTO
Douglas K. Byrne,
INVESTMENT MANAGER
30 years of
investment
experience

EMERALD FLORIDA
TAX-EXEMPT FUND

Ms. Moore joined Barnett in 1991 and plays an integral role on the municipal fixed-income investing team. She works with a highly qualified team of municipal fixed-income investment professionals to carefully analyze interest rates as well as individual tax-exempt fixed-income securities. Prior to joining the firm, she worked for First Florida Bank, N.A., as a fixed-income trader. She received her BS in Finance from Florida State University and her MBA from the University of North Florida.

Mr. Byrne joined Barnett in 1987 and plays an integral role as part of the Barnett Capital Advisors, Inc. fixed-income investment team. Prior to joining the firm, he worked for First City National Bank and the Teacher's Retirement System of Texas, where he was the Deputy Director of Fixed Income. Mr. Byrne received his BS and MBA in Finance from Pacific Western University.

INVESTMENT GOAL

The Fund's investment goal is to seek high tax-free income by investing primarily in debt obligations of the State of Florida or counties, municipalities or other issuing agencies within the state.*

The Fund is best suited for quality-conscious investors in the state of Florida who are subject to the intangibles tax and those who are seeking a high current tax-free yield or a monthly tax-free income check. Investors must be willing to accept fluctuations in price and yield.

---------------
 * Investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

EMERALD FLORIDA TAX-EXEMPT FUND                             (as of May 31, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION**
By design, the portfolio focuses on holding bonds in the highest four rating categories used by Moody's Investor Services and Standard & Poor's. The emphasis within the four rating classifications, however, is in the top two. By emphasizing quality, the Fund seeks to minimize risk during the varying conditions in the economy. Ratings in the chart are assigned by Moody's Investor Services. Currently, the portfolio's average maturity is 15.20 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash              3%
Aaa              59%
Aa               15%
A=                1%
BBB              22%

--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN AS OF MAY 31, 1997
Quarter ended 6/30/97                         3.74%
1 Year                                        8.30%
5 Year                                        6.64%
Since Inception (8/1/91)                      7.28%
CURRENT SEC 30-DAY YIELD                      4.74%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower. If the service contractors had not waived fees or reimbursed expenses, the SEC 30-day yield would have been 4.51%.
--------------------------------------------------------------------------------

EMERALD FLORIDA TAX-EXEMPT FUND                             (as of May 31, 1997)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS**

Some of the top Florida municipal bonds included in the portfolio include the following:

                                               PERCENT OF                                                   PERCENT OF
                                               NET ASSETS                                                   NET ASSETS
Palm Beach Co., FL, 6.00%, 10/1/10                  5.68%    Polk Co, FL, 5.85%, 12/1/30                         4.42%
 ..........................................................  ..........................................................

Okaloosa Cnty., Fl, Gas Dist. Rev., 6.88%,
10/1/19                                             4.91%    Orange County, FL, 6.25%, 10/1/16                   4.37%
 ..........................................................  ..........................................................

Collier County, FL, 7.00%, 12/1/19                  4.89%    Jacksonville, FL, 5.38%, 11/1/18                    4.28%
 ..........................................................  ..........................................................

Dade County, FL, 5.75%, 10/1/12                     4.48%    Puerto Rico Commonwealth, 6.50%, 7/1/15             4.18%
 ..........................................................  ..........................................................

Jacksonville, FL, Sales Tax Rev., 5.65%,                     South Miami Health Facilities, 5.38%,
10/1/14                                             4.46%    10/1/16                                             3.43%
 ..........................................................  ..........................................................
                                                             Total                                              45.10%
 ..........................................................  ..........................................................

---------------
 * Investors maybe subject to the federal alternative minimum tax and to certain state and local taxes.
** The composition of the Fund's holdings is subject to change.

EMERALD FLORIDA TAX-EXEMPT FUND                             (as of May 31, 1997)
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

In a period of rising interest rates, bond prices fall, and total returns on most municipal bond funds are low. Nevertheless, we are pleased that we were able to out-perform our benchmark for the six-month and twelve-month periods. For the six-month period ending May 31, 1997, the Fund's total return was 0.93%. In comparison, the Lipper Florida Muni-Debt Average rose 0.85%. For the year ending May 31, 1997, the Fund's total return was 8.30%. In comparison, the Lipper Florida Muni-Debt Average rose 6.92%. The Lipper Florida Muni-Debt Average is a composite of mutual funds that invest in securities issued by the State of Florida and its municipalities, territories and political subdivisions, which are exempt from the Florida Intangibles Tax.

It is important to note that investors had the ability to receive strong current tax-free income, collecting a total six-month distribution of $0.302 per share. This is consistent with the Fund's investment goal of seeking high tax-free income from investing primarily in debt obligations of the State of Florida or other municipalities within the state.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

Like all fixed-income funds, municipal bond total returns were negatively impacted by rising interest rates over the six-month period. The Fund's duration was slightly longer than average, which produced modest underperformance early in the six-month period.

Due to rising demand and short supply, municipal bonds outperformed U.S. Treasury bonds during the past six months. Indeed, munis are trading at their richest levels to Treasuries in two years. Municipal bond yields are roughly 79% of U.S. Treasuries. The yield ratio of 85% or above, for municipals versus Treasuries, is generally considered attractive.

WHY IS THE DEMAND FOR MUNICIPAL BONDS SO STRONG?

As municipal bond yields reached 6% during the period, the demand from insurance companies and the retail public increased. 6% is a psychological yield level for individual investors, who equate a 6% tax-free return to a nearly 10% taxable return for those in the highest tax bracket of 39.6%. While demand is strong, the supply of bonds is down nearly 5% from last year.

HOW WOULD YOU DESCRIBE THE FLORIDA ECONOMY?

Our economy has done very well, with a record year in tourism continuing to fuel employment. The real estate market has firmed as retirees are able to sell their homes in other parts of the country for higher prices. The state has lower unemployment and higher household income than the nation as a whole. Recently, the State of Florida received an increase in its credit rating to a AA+, the second highest possible.

WHAT IS YOUR CURRENT STRATEGY?

Our strategy is to buy noncallable premium bonds, which provide higher income and less risk in an interest-rate environment moving in a narrow range. Sector selection depends as much on availability as it does on strategy.

We have recently been purchasing hospital issues, which offer an additional quarter percent of yield compared to AAA bonds. However, that yield spread has recently narrowed to about a tenth of a percent. As a result, our current strategy is to upgrade credit quality, searching for general obligation bonds or essential service revenues such as water/sewer bonds. If the municipal bond market declines, then higher quality names will hold up best.

INTERVIEW                                                   (as of May 31, 1997)
--------------------------------------------------------------------------------

PHOTO
Jacqueline R.
Lunsford,
CFA
PORTFOLIO MANAGER
19 years of
investment
experience

EMERALD PRIME,
TREASURY AND
TAX-EXEMPT FUNDS*

Ms. Lunsford joined Barnett in 1988 and plays a central role on the money market investing team. Prior to joining the firm, she worked for First Kentucky Trust Company as a money market portfolio manager. Ms. Lunsford received her BS in Finance from the University of Louisville. She holds membership in the Association for Investment Management and Research (AIMR) and the Treasury Management Association, and she has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Emerald Money Market Funds seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. In addition, the Emerald Tax-Exempt Fund seeks to provide income that is free from federal income tax. These Funds are suitable for investors who are seeking a flexible and convenient way to manage their cash. Each Fund seeks its objective by investing in:

PRIME FUND

A broad range of U.S. Government, bank and corporate short-term money market obligations.

TREASURY FUND

Short-term U.S. Treasury securities and other government obligations, which are guaranteed full faith and credit by the U.S. Treasury, and repurchase agreements collateralized by the same.

TAX-EXEMPT FUND

Short-term municipal obligations.
Investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

---------------
* Investments in the Prime, Treasury and Tax-Exempt Funds are neither insured nor guaranteed by the U.S. Government, and yields will fluctuate. Although these Funds seek to maintain a stable net asset value (NAV) of $1.00 per share, there is no assurance that they will be able to do so.

EMERALD PRIME, TREASURY AND TAX-EXEMPT FUNDS                (as of May 31, 1997)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE MONEY MARKET FUNDS?

Mixed economic indicators and the uncertainty of when and if the Federal Reserve Board would push interest rates higher kept short-term rates fairly stable during much of the period. When the Fed raised rates 0.25% on March 25, 1997, investors initially believed that the move would be just one of several. Since the average maturities of the funds were fairly short at the end of March, the Funds were able to extend their maturities and quickly take advantage of the rate increase. The Fed chose not to increase rates a second time at its May meeting, and it is now felt that they will take no further action over the summer months.

WHAT FACTORS COULD AFFECT THE FUNDS IN THE MONTHS AHEAD?

The main factor affecting the Funds, of course, will be the direction of interest rates. Currently, the continuing strength of the economy has not precipitated a commensurate increase in inflation, and the Fed seems inclined to just watch the situation for now. Any indications of inflation pressures would most likely cause the Fed to push rates higher later in the year. Our strategy will continue to keep maturities shorter than average, since yields on longer maturities are not significantly higher -- and in some cases are actually lower -- than yields on shorter maturity securities.

Persistently large cash balances held by money market managers industry-wide, combined with low issuance, continues to contribute to the low interest-rate environment. This is especially true in the Treasury market, where a decrease in the government's Treasury bill issuance has caused those rates to decline sharply over the past few months. In the absence of Fed action, it is likely that rates paid on short-term instruments will actually decline rather than remain stable due to these supply/demand factors.

   SEC 7-DAY YIELDS AS OF MAY 31, 1997

Prime Fund                        4.77%
Treasury Fund                     4.44%
Tax-Exempt Fund                   2.99%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower. Had these waivers or reimbursements not been in effect, the SEC 7-day yield would have been 4.71% for the Prime Fund, 4.40% for the Treasury Fund and 2.89% for the Tax-Exempt Fund.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
COMMON STOCKS -- 95.0%
AIRLINES -- 1.3%
  AMR Corp. (b) ................................................................      33,600  $  3,339,000
                                                                                              ------------

APPAREL -- 1.4%
  Fruit of the Loom, Inc. (b) ..................................................      61,800     2,155,275
  Tommy Hilfiger Corp. (b) .....................................................      31,700     1,410,650
                                                                                              ------------
                                                                                                 3,565,925
                                                                                              ------------
AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS -- 1.0%
  Lear Corp. (b) ...............................................................      65,000     2,486,250
                                                                                              ------------

BIOTECHNOLOGY -- 2.1%
  Amgen, Inc. ..................................................................      53,700     3,591,188
  Elan Corp., PLC ADR (b) ......................................................      45,900     1,870,425
                                                                                              ------------
                                                                                                 5,461,613
                                                                                              ------------
BUILDING PRODUCTS -- 1.3%
  American Standard Cos., Inc. (b) .............................................      69,700     3,493,713
                                                                                              ------------

COMPUTER SOFTWARE -- 4.8%
  BMC Software, Inc. (b) .......................................................      50,600     2,738,725
  Cadence Design Systems, Inc. (b) .............................................      56,875     1,891,094
  Computer Associates International, Inc. ......................................      53,075     2,905,856
  McAfee Associates, Inc. (b) ..................................................      20,400     1,342,575
  Microsoft Corp. (b) ..........................................................      28,600     3,546,399
                                                                                              ------------
                                                                                                12,424,649
                                                                                              ------------
COMPUTER/VIDEO CHAINS -- 1.0%
  CompUSA, Inc. (b) ............................................................     108,500     2,522,625
                                                                                              ------------

CONSTRUCTION/AGRICULTURAL EQUIPMENT -- 0.9%
  Caterpillar, Inc. ............................................................      24,900     2,430,863
                                                                                              ------------

CONTRACT DRILLING -- 1.3%
  Helmerich & Payne, Inc. ......................................................      58,200     3,266,475
                                                                                              ------------

DEPARTMENT STORES -- 0.8%
  Federated Department Stores, Inc. (b) ........................................      52,700     1,949,900
                                                                                              ------------

DISCOUNT CHAINS -- 0.7%
  Consolidated Stores Corp. (b) ................................................      47,000     1,797,750
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
DIVERSIFIED ELECTRONICS -- 1.2%
  SCI Systems, Inc. (b) ........................................................      47,700  $  3,100,500
                                                                                              ------------

DIVERSIFIED MANUFACTURING -- 1.2%
  Tyco International Ltd. ......................................................      48,900     3,105,150
                                                                                              ------------

ELECTRICAL PRODUCTS -- 1.0%
  Raychem Corp. ................................................................      35,900     2,661,088
                                                                                              ------------

ELECTRONIC COMPONENTS -- 1.4%
  Adaptec, Inc. (b) ............................................................      60,800     2,234,400
  Read-Rite Corp. (b) ..........................................................      67,400     1,406,975
                                                                                              ------------
                                                                                                 3,641,375
                                                                                              ------------
ELECTRONIC DATA PROCESSING -- 0.8%
  Compaq Computer Corp. (b) ....................................................      19,800     2,143,350
                                                                                              ------------

ELECTRONIC DATA PROCESSING -- PERIPHERALS -- 0.8%
  Seagate Technology, Inc. (b) .................................................      54,000     2,193,750
                                                                                              ------------

ELECTRONIC DATA PROCESSORS -- 2.2%
  Dell Computer Corp. (b) ......................................................      14,900     1,676,250
  Gateway 2000, Inc. (b) .......................................................      35,900     2,382,863
  Sun Microsystems, Inc. (b) ...................................................      54,700     1,764,075
                                                                                              ------------
                                                                                                 5,823,188
                                                                                              ------------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.6%
  Novellus Systems, Inc. (b) ...................................................      19,800     1,621,125
                                                                                              ------------

ELECTRONICS DISTRIBUTORS -- 0.8%
  Tech Data Corp. (b) ..........................................................      71,500     2,118,188
                                                                                              ------------

ENVIRONMENTAL SERVICES -- 1.9%
  Calenergy Co., Inc. (b) ......................................................      64,000     2,640,000
  USA Waste Services, Inc. (b) .................................................      62,500     2,265,625
                                                                                              ------------
                                                                                                 4,905,625
                                                                                              ------------
FINANCE COMPANIES -- 2.4%
  Green Tree Financial Corp. ...................................................     101,500     3,552,500
  MBNA Corp. ...................................................................      82,100     2,781,138
                                                                                              ------------
                                                                                                 6,333,638
                                                                                              ------------
FINANCIAL SERVICES -- DIVERSIFIED -- 1.4%
  Travelers Group, Inc. ........................................................      67,566     3,707,684
                                                                                              ------------

FOOD CHAINS -- 1.2%
  Safeway, Inc. (b) ............................................................      67,000     3,015,000
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
HOSPITAL/NURSING MANAGEMENT -- 1.0%
  Tenet Healthcare Corp. (b) ...................................................      92,340  $  2,539,350
                                                                                              ------------

HOTELS & RESORTS -- 1.2%
  HFS, Inc. (b) ................................................................      55,600     2,995,450
                                                                                              ------------

INTEGRATED OIL COMPANIES -- 1.2%
  British Petroleum Co. PLC, ADR ...............................................      21,600     3,129,300
                                                                                              ------------

LIFE INSURANCE -- 2.7%
  Conseco, Inc. ................................................................      80,600     3,224,000
  SunAmerica, Inc. .............................................................      77,400     3,657,150
                                                                                              ------------
                                                                                                 6,881,150
                                                                                              ------------
MAJOR BANKS -- 4.6%
  BankAmerica Corp. ............................................................      38,200     4,464,624
  Chase Manhattan Corp. ........................................................      40,300     3,808,350
  NationsBank Corp. ............................................................      60,300     3,550,163
                                                                                              ------------
                                                                                                11,823,137
                                                                                              ------------
MAJOR CHEMICALS -- 0.5%
  Imperial Chemical Industries PLC, ADR ........................................      25,400     1,384,300
                                                                                              ------------

MAJOR PHARMACEUTICALS -- 8.6%
  American Home Products Corp. .................................................      46,000     3,507,500
  Dura Pharmaceuticals, Inc. (b) ...............................................      48,100     1,911,975
  Eli Lilly & Co. ..............................................................      51,100     4,752,299
  Johnson & Johnson ............................................................      43,300     2,592,588
  Merck & Co., Inc. ............................................................      56,000     5,032,999
  Pfizer, Inc. .................................................................      44,300     4,557,363
                                                                                              ------------
                                                                                                22,354,724
                                                                                              ------------
MAJOR U.S. TELECOMMUNICATIONS -- 1.4%
  Ameritech Corp. ..............................................................      57,100     3,740,050
                                                                                              ------------

MANAGED HEALTH CARE -- 1.5%
  Oxford Health Plans, Inc. (b) ................................................      55,600     3,919,800
                                                                                              ------------

MEAT, POULTRY & FISH -- 1.6%
  ConAgra, Inc. ................................................................      69,600     4,184,700
                                                                                              ------------

MEDICAL SPECIALTIES -- 0.8%
  Boston Scientific Corp. (b) ..................................................      38,300     2,044,263
                                                                                              ------------

MEDICAL/HOSPITALS -- 0.6%
  MedPartners, Inc. (b) ........................................................      82,200     1,561,800
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
MEDICAL/NURSING SERVICES -- 1.2%
  HEALTHSOUTH Corp. (b) ........................................................     131,600  $  3,010,350
                                                                                              ------------

MOVIES & ENTERTAINMENT -- 1.6%
  Walt Disney Co. ..............................................................      50,800     4,159,250
                                                                                              ------------

MULTI-SECTOR COMPANIES -- 3.1%
  General Electric Co. .........................................................     132,000     7,969,500
                                                                                              ------------

NEWSPAPERS -- 1.2%
  New York Times Co., Class A ..................................................      65,900     3,035,519
                                                                                              ------------

OFFICE/PLANT AUTOMATION -- 2.8%
  Ascend Communications, Inc. (b) ..............................................      36,700     2,046,025
  Cisco Systems, Inc. (b) ......................................................      77,300     5,237,075
                                                                                              ------------
                                                                                                 7,283,100
                                                                                              ------------
OIL REFINING/MARKETING -- 1.8%
  USX-Marathon Group ...........................................................     154,300     4,590,425
                                                                                              ------------

OIL/GAS DISTRIBUTION -- 2.2%
  Columbia Gas System, Inc. ....................................................      38,200     2,459,125
  Williams Cos., Inc. ..........................................................      72,300     3,190,238
                                                                                              ------------
                                                                                                 5,649,363
                                                                                              ------------
OTHER SPECIALTY STORES -- 1.6%
  Borders Group, Inc. (b) ......................................................      86,800     1,887,900
  Staples, Inc. (b) ............................................................     106,900     2,351,800
                                                                                              ------------
                                                                                                 4,239,700
                                                                                              ------------
OTHER TELECOMMUNICATIONS -- 3.5%
  Cincinnati Bell, Inc. ........................................................      56,200     3,456,300
  Qualcomm, Inc. (b) ...........................................................      23,600     1,138,700
  WorldCom, Inc. (b) ...........................................................     150,400     4,455,599
                                                                                              ------------
                                                                                                 9,050,599
                                                                                              ------------
PACKAGED FOODS -- 0.8%
  Dole Foods, Inc. .............................................................      46,300     1,967,750
                                                                                              ------------

PACKAGED GOODS/COSMETICS -- 3.5%
  Gillette Co. .................................................................      38,000     3,377,249
  Kimberly-Clark Corp. .........................................................      57,100     2,862,137
  Procter & Gamble Co. .........................................................      20,700     2,854,013
                                                                                              ------------
                                                                                                 9,093,399
                                                                                              ------------
PAPER -- 1.1%
  International Paper Co. ......................................................      59,100     2,836,800
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
POLLUTION CONTROL EQUIPMENT -- 0.7%
  U.S. Filter Corp. (b) ........................................................      58,700  $  1,849,050
                                                                                              ------------

RECREATIONAL PRODUCTS -- 0.7%
  Callaway Golf Co. ............................................................      58,700     1,893,075
                                                                                              ------------

SEMICONDUCTORS -- 3.7%
  Atmel Corp. (b) ..............................................................      58,800     1,690,500
  Intel Corp. ..................................................................      41,200     6,241,799
  Texas Instruments, Inc. ......................................................      19,900     1,788,513
                                                                                              ------------
                                                                                                 9,720,812
                                                                                              ------------
SHOE MANUFACTURING -- 1.5%
  Nike, Inc., Class B ..........................................................      69,900     3,984,300
                                                                                              ------------

SOFT DRINKS -- 2.4%
  Panamerican Beverages, Inc. Class A ..........................................      72,000     2,088,000
  PepsiCo, Inc. ................................................................     109,900     4,038,825
                                                                                              ------------
                                                                                                 6,126,825
                                                                                              ------------
SPECIALTY CHEMICALS -- 0.7%
  Praxair, Inc. ................................................................      35,900     1,889,238
                                                                                              ------------

SPECIALTY FOODS/CANDY -- 0.6%
  Interstate Bakeries Corp. ....................................................      31,100     1,671,625
                                                                                              ------------

TOBACCO -- 1.1%
  Philip Morris Cos., Inc. .....................................................      63,900     2,811,600
                                                                                              ------------

TOTAL COMMON STOCKS (COST $175,665,260).........................................               246,498,728
                                                                                              ------------

UNIT INVESTMENT TRUSTS -- 4.1%
  S&P 400 Mid-Cap Depository Receipts, Series I ................................     108,800     5,912,600
  S&P 500 Depository Receipts, Series I ........................................      55,000     4,681,875
                                                                                              ------------

TOTAL UNIT INVESTMENT TRUSTS (COST $8,732,987)..................................                10,594,475
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
CASH SWEEP ACCOUNT -- 0.8%
  Bank of New York (cost $2,065,091) ...........................................   2,065,091  $  2,065,091
                                                                                              ------------

TOTAL INVESTMENTS (COST $186,463,338)(a) -- 99.9%...............................               259,158,294

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%...................................                   361,921
                                                                                              ------------

TOTAL NET ASSETS -- 100.0%......................................................              $259,520,215
                                                                                              ------------
                                                                                              ------------

---------------
Percentages indicated are based on net assets of $259,520,215.
(a) Cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 75,224,344
Unrealized depreciation.......    (2,529,388)
                                ------------
Net unrealized appreciation...  $ 72,694,956
                                ------------
                                ------------

(b) Represents non-income producing security.
ADR -- American Depository Receipt.
PLC -- Public Limited Company.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
COMMON STOCKS -- 85.6%
AEROSPACE -- 0.8%
  Boeing Co. ...................................................................         808  $     85,042
                                                                                              ------------

AIRLINES -- 2.5%
  AMR Corp. (b) ................................................................       1,400       139,125
  Delta Air Lines, Inc. ........................................................       1,300       121,875
                                                                                              ------------
                                                                                                   261,000
                                                                                              ------------
ALUMINUM -- 2.5%
  Aluminum Company of America ..................................................       3,000       220,875
  Reynolds Metals Co. ..........................................................         600        40,725
                                                                                              ------------
                                                                                                   261,600
                                                                                              ------------
APPAREL -- 1.8%
  Russell Corp. ................................................................       2,200        67,375
  VF Corp. .....................................................................       1,600       125,000
                                                                                              ------------
                                                                                                   192,375
                                                                                              ------------
AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS -- 0.8%
  TRW, Inc. ....................................................................       1,600        85,600
                                                                                              ------------

CONSTRUCTION/AGRICULTURAL EQUIPMENT -- 2.0%
  Agco Corp. ...................................................................       2,200        70,125
  Caterpillar, Inc. ............................................................       1,400       136,675
                                                                                              ------------
                                                                                                   206,800
                                                                                              ------------
CONTAINERS & PACKAGING -- 1.5%
  Crown, Cork & Seal Co., Inc. .................................................       2,700       157,275
                                                                                              ------------

CONTRACT DRILLING -- 1.2%
  Helmerich & Payne, Inc. ......................................................       2,200       123,475
                                                                                              ------------

DEPARTMENT STORES -- 2.6%
  Federated Department Stores, Inc. (b) ........................................       3,200       118,400
  Sears, Roebuck & Co. .........................................................       3,200       157,200
                                                                                              ------------
                                                                                                   275,600
                                                                                              ------------
DIVERSIFIED ELECTRONICS -- 0.7%
  SCI Systems, Inc. (b) ........................................................       1,100        71,500
                                                                                              ------------

DIVERSIFIED MANUFACTURING -- 0.2%
  Olin Corp. ...................................................................         600        24,600

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
DIVERSIFIED MANUFACTURING -- 0.2% (CONTINUED)
  Primex Technologies, Inc. ....................................................          40  $        930
                                                                                              ------------
                                                                                                    25,530
                                                                                              ------------
DRUG STORE CHAINS -- 0.4%
  Rite Aid Corp. ...............................................................       1,000        46,500
                                                                                              ------------

ELECTRIC UTILITIES: CENTRAL -- 0.5%
  Illinova Corp. ...............................................................       2,200        48,125
                                                                                              ------------

ELECTRIC UTILITIES: EAST -- 1.6%
  DQE, Inc. ....................................................................       2,700        75,938
  New York State Electric & Gas Corp. ..........................................       4,200        91,350
                                                                                              ------------
                                                                                                   167,288
                                                                                              ------------
ELECTRIC UTILITIES: SOUTH -- 2.2%
  Dominion Resources, Inc. .....................................................       2,100        72,713
  Entergy Corp. ................................................................       2,700        71,213
  FPL Group, Inc. ..............................................................       1,900        88,349
                                                                                              ------------
                                                                                                   232,275
                                                                                              ------------
ELECTRONIC DATA PROCESSING -- 2.5%
  Compaq Computer Corp. (b) ....................................................         800        86,600
  International Business Machines Corp. ........................................       2,000       173,000
                                                                                              ------------
                                                                                                   259,600
                                                                                              ------------
ELECTRONIC DATA PROCESSING -- PERIPHERALS -- 0.6%
  Seagate Technology, Inc. (b) .................................................       1,600        65,000
                                                                                              ------------

FINANCE COMPANIES -- 2.7%
  Countrywide Credit Industries, Inc. ..........................................       1,700        45,688
  Federal Home Loan Mortgage Corp. .............................................       2,700        89,100
  Federal National Mortgage Assoc. .............................................       2,600       113,425
  Finova Group, Inc. ...........................................................         500        37,250
                                                                                              ------------
                                                                                                   285,463
                                                                                              ------------
FINANCIAL SERVICES -- DIVERSIFIED -- 3.0%
  Travelers Group, Inc. ........................................................       3,900       214,013
  Travelers Property Casualty Corp. Class A ....................................       2,600       100,100
                                                                                              ------------
                                                                                                   314,113
                                                                                              ------------
FLUID CONTROLS -- 0.7%
  Parker-Hannifin Corp. ........................................................       1,400        73,675
                                                                                              ------------

FOREST PRODUCTS -- 0.4%
  Weyerhaeuser Co. .............................................................         900        44,888
                                                                                              ------------

INTEGRATED OIL COMPANIES -- 11.6%
  Amoco Corp. ..................................................................       2,200       196,625

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
INTEGRATED OIL COMPANIES -- 11.6% (CONTINUED)
  Atlantic Richfield Co. .......................................................         600  $     87,300
  Chevron Corp. ................................................................       1,400        98,000
  Exxon Corp. ..................................................................       6,900       408,824
  Mobil Corp. ..................................................................       1,300       181,838
  Phillips Petroleum Co. .......................................................       2,200        93,500
  Texaco, Inc. .................................................................       1,600       174,600
                                                                                              ------------
                                                                                                 1,240,687
                                                                                              ------------
INVESTMENT BANKERS/BROKERS/SERVICES -- 2.0%
  Lehman Brothers Holdings, Inc. ...............................................       3,200       129,200
  Salomon, Inc. ................................................................       1,600        85,800
                                                                                              ------------
                                                                                                   215,000
                                                                                              ------------
MAJOR BANKS -- 6.6%
  BankAmerica Corp. ............................................................       1,900       222,062
  Chase Manhattan Corp. ........................................................       1,300       122,850
  Citicorp .....................................................................       1,300       148,687
  First Union Corp. ............................................................         900        77,288
  Mellon Bank Corp. ............................................................         900        78,750
  NationsBank Corp. ............................................................         800        47,100
                                                                                              ------------
                                                                                                   696,737
                                                                                              ------------
MAJOR CHEMICALS -- 1.7%
  Dow Chemical Co. .............................................................       2,200       183,425
                                                                                              ------------

MAJOR U.S. TELECOMMUNICATIONS -- 5.3%
  Ameritech Corp. ..............................................................       3,600       235,799
  AT&T Corp. ...................................................................       2,200        81,125
  Bell Atlantic Corp. ..........................................................       1,400        98,000
  GTE Corp. ....................................................................       3,200       141,200
                                                                                              ------------
                                                                                                   556,124
                                                                                              ------------
MARINE TRANSPORTATION -- 1.1%
  APL Ltd. .....................................................................       1,500        45,375
  Applied Materials, Inc. (b) ..................................................       1,100        71,775
                                                                                              ------------
                                                                                                   117,150
                                                                                              ------------
MID-SIZE BANKS -- 1.1%
  Bank of Boston Corp. .........................................................       1,600       116,800
                                                                                              ------------

MOTOR VEHICLES -- 3.7%
  Chrysler Corp. ...............................................................       3,200       101,600
  Ford Motor Co. ...............................................................       3,400       127,500
  General Motors Corp. .........................................................       2,900       166,024
                                                                                              ------------
                                                                                                   395,124
                                                                                              ------------
MULTI-SECTOR COMPANIES -- 1.6%
  American Financial Group, Inc. ...............................................       1,600        60,800

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
MULTI-SECTOR COMPANIES -- 1.6% (CONTINUED)
  Loews Corp. ..................................................................       1,100  $    106,975
                                                                                              ------------
                                                                                                   167,775
                                                                                              ------------
MULTI-LINE INSURANCE -- 2.7%
  Allstate Corp. ...............................................................       1,700       125,163
  Cigna Corp. ..................................................................         900       156,375
                                                                                              ------------
                                                                                                   281,538
                                                                                              ------------
NATURAL GAS DISTRIBUTION -- 0.7%
  Pacific Enterprises ..........................................................       2,200        72,050
                                                                                              ------------

NEWSPAPERS -- 1.1%
  Knight-Ridder, Inc. ..........................................................       2,700       116,438
                                                                                              ------------

OFFICE EQUIPMENT/SUPPLIES -- 1.7%
  Xerox Corp. ..................................................................       2,700       182,925
                                                                                              ------------

OIL & GAS DISTRIBUTION -- 3.2%
  Coastal Corp. ................................................................       4,600       230,574
  Panenergy Corp. ..............................................................       2,300       107,525
                                                                                              ------------
                                                                                                   338,099
                                                                                              ------------
OIL REFINING/MARKETING -- 1.0%
  USX-Marathon Group ...........................................................       3,400       101,150
                                                                                              ------------

OTHER METALS/MINERALS -- 0.5%
  Cyprus Amax Minerals Co. .....................................................       2,200        53,625
                                                                                              ------------

PACKAGED FOODS -- 0.2%
  Dole Foods, Inc. .............................................................         500        21,250
                                                                                              ------------

PAPER -- 2.3%
  International Paper Co. ......................................................       3,409       163,632
  Mead Corp. ...................................................................         900        57,375
  Union Camp Corp. .............................................................         500        26,250
                                                                                              ------------
                                                                                                   247,257
                                                                                              ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.4%
  Golden West Financial Corp. ..................................................       1,100        74,525
  Great Western Financial Corp. ................................................       1,600        77,600
                                                                                              ------------
                                                                                                   152,125
                                                                                              ------------
SEMICONDUCTORS -- 1.0%
  Motorola, Inc. ...............................................................       1,600       106,200
                                                                                              ------------

SPECIALTY CHEMICALS -- 1.5%
  B.F. Goodrich Co. ............................................................       2,400       103,200

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
SPECIALTY CHEMICALS -- 1.5% (CONTINUED)
  M.A. Hanna Co. ...............................................................       2,400  $     55,500
                                                                                              ------------
                                                                                                   158,700
                                                                                              ------------
SPECIALTY INSURERS -- 0.5%
  PMI Group, Inc. ..............................................................         900        49,388
                                                                                              ------------

STEEL/IRON ORE -- 0.8%
  USX-United States Steel Group, Inc. ..........................................       2,700        87,075
                                                                                              ------------

TOBACCO -- 1.1%
  Philip Morris Cos., Inc. .....................................................       2,700       118,800
                                                                                              ------------

TOTAL COMMON STOCKS (COST $7,892,669)...........................................                 9,058,166
                                                                                              ------------

UNIT INVESTMENT TRUSTS -- 3.5%
  S&P 500 Depository Receipts, Series I (cost $337,328) ........................       4,300       366,038
                                                                                              ------------
CASH SWEEP ACCOUNT -- 10.6%
  Bank of New York (cost $1,115,560) ...........................................   1,115,560     1,115,560
                                                                                              ------------

TOTAL INVESTMENTS (COST $9,345,557)(a) -- 99.7%.................................                10,539,764

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...................................                    32,474
                                                                                              ------------

TOTAL NET ASSETS -- 100.0%......................................................              $ 10,572,238
                                                                                              ------------
                                                                                              ------------

---------------
Percentages indicated are based on net assets of $10,572,238.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  1,135,923
Unrealized depreciation.......       (58,284)
                                ------------
Net unrealized appreciation...  $  1,194,207
                                ------------
                                ------------

(b) Represents non-income producing security.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                  VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  -------------
COMMON STOCKS -- 95.1%
ARGENTINA -- 2.0%
ENERGY SOURCES -- 2.0%
  YPF Sociedad Anonima, Class D, ADR ...........................................      26,150  $     784,500
                                                                                              -------------
TOTAL ARGENTINA.................................................................                    784,500
                                                                                              -------------

AUSTRALIA -- 1.5%
MULTI-INDUSTRY -- 1.5%
  Pacific Dunlop Ltd., ADR .....................................................      49,330        561,129
                                                                                              -------------
TOTAL AUSTRALIA.................................................................                    561,129
                                                                                              -------------

AUSTRIA -- 1.0%
UTILITIES -- ELETRICAL AND GAS -- 1.0%
  EVN Energie-Versorgung Nied., ADR ............................................      13,460        372,710
                                                                                              -------------
TOTAL AUSTRIA...................................................................                    372,710
                                                                                              -------------

BRAZIL -- 4.4%
TELECOMMUNICATIONS -- 2.6%
  Telebras, Preferred Shares, ADR ..............................................       7,300      1,002,838
                                                                                              -------------

UTILITIES -- ELETRICAL AND GAS -- 1.8%
  Electrobras, ADR .............................................................      29,550        700,515
                                                                                              -------------
TOTAL BRAZIL....................................................................                  1,703,353
                                                                                              -------------

CANADA -- 0.6%
BEVERAGES AND TOBACCO -- 0.6%
  Molson Co. Ltd., Class A, ORD ................................................      14,130        243,296
                                                                                              -------------
TOTAL CANADA....................................................................                    243,296
                                                                                              -------------

DENMARK -- 6.3%
BANKING -- 2.6%
  Den Danske Bank, Unsponsored ADR .............................................      10,410        992,087
                                                                                              -------------

TELECOMMUNICATIONS -- 3.7%
  Tele Danmark AS, Class B, ADR ................................................      57,450      1,421,887
                                                                                              -------------
TOTAL DENMARK...................................................................                  2,413,974
                                                                                              -------------

                                                                                                  VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  -------------
FRANCE -- 15.7%
AUTOMOBILES -- 2.4%
  PSA Peugeot Citroen, ADR .....................................................      36,300  $     907,500
                                                                                              -------------

BANKING -- 0.9%
  Societe Generale, ADR ........................................................      15,000        333,767
                                                                                              -------------

ELECTRICAL AND ELECTRONICS -- 4.5%
  Alcatel Alsthom, ADR .........................................................      77,200      1,756,299
                                                                                              -------------

ENERGY SOURCES -- 2.4%
  Elf Aquitane, ADR ............................................................      17,800        927,825
                                                                                              -------------

FOOD AND HOUSEHOLD PRODUCTS -- 3.9%
  Groupe Danone, ADR ...........................................................      49,400      1,490,190
                                                                                              -------------

INSURANCE -- 1.6%
  Assurances Generales de France ...............................................      20,000        609,217
                                                                                              -------------
TOTAL FRANCE....................................................................                  6,024,798
                                                                                              -------------

GERMANY -- 8.5%
AUTOMOBILES -- 5.1%
  Daimler-Benz, ADR ............................................................      24,430      1,933,024
                                                                                              -------------

ELECTRICAL AND ELECTRONICS -- 2.9%
  Siemens AG, Unsponsored ADR ..................................................      19,900      1,123,950
                                                                                              -------------

UTILITIES -- ELECTRICAL AND GAS -- 0.5%
  Berliner Kraft-und Licht .....................................................       8,800        208,963
                                                                                              -------------
TOTAL GERMANY...................................................................                  3,265,937
                                                                                              -------------

ISRAEL -- 0.1%
DATA PROCESSING AND REPRODUCTION -- 0.1%
  Scitex Corp., Ltd. ...........................................................       3,100         27,900
                                                                                              -------------
TOTAL ISRAEL....................................................................                     27,900
                                                                                              -------------

ITALY -- 9.8%
BANKING -- 2.8%
  Istituto Mobiliare Italiano, SPA, ADR ........................................      39,957      1,073,844
                                                                                              -------------

INSURANCE -- 1.0%
  Istit. Nazionale Assic., ADR .................................................      26,000        373,750
                                                                                              -------------

                                                                                                  VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  -------------
TELECOMMUNICATIONS -- 4.9%
  Stet Societa' Finanziaria Telefonica, ADR ....................................      36,310  $   1,856,349
                                                                                              -------------

UTILITIES -- ELECTRICAL AND GAS -- 1.1%
  Italgas-Sta It per il Gas pA, ORD ............................................     142,200        438,334
                                                                                              -------------
TOTAL ITALY.....................................................................                  3,742,277
                                                                                              -------------

JAPAN -- 9.9%
ELECTRICAL AND ELECTRONICS -- 3.6%
  Hitachi Ltd., ADR ............................................................      13,000      1,410,500
                                                                                              -------------

INSURANCE -- 2.8%
  Tokio Marine & Fire Insurance Co., ADR .......................................      18,100      1,076,950
                                                                                              -------------

RECREATION, OTHER CONSUMER GOODS -- 3.5%
  Fuji Photo Film, Ltd., Unsponsored ADR .......................................      34,300      1,324,838
                                                                                              -------------
TOTAL JAPAN.....................................................................                  3,812,288
                                                                                              -------------

MEXICO -- 3.1%
TELECOMMUNICATIONS -- 3.1%
  Telefonos de Mexico, Class L, ADR ............................................      27,025      1,199,234
                                                                                              -------------
TOTAL MEXICO....................................................................                  1,199,234
                                                                                              -------------

NETHERLANDS -- 2.5%
INSURANCE -- 0.4%
  ING Groep N.V., ADR ..........................................................       3,380        149,556
                                                                                              -------------

TELECOMMUNICATIONS -- 2.1%
  KPN -- Konin. PTT Nederland, ADR .............................................      22,490        798,395
                                                                                              -------------
TOTAL NETHERLANDS...............................................................                    947,951
                                                                                              -------------

SINGAPORE -- 2.6%
MULTI-INDUSTRY -- 2.6%
  Jardine Matheson Holdings Ltd., ADR ..........................................     148,900      1,012,520
                                                                                              -------------
TOTAL SINGAPORE.................................................................                  1,012,520
                                                                                              -------------

SOUTH AFRICA -- 2.5%
METALS/STEEL -- 1.6%
  Iscor, Ltd., ADR .............................................................      89,100        604,098
                                                                                              -------------

MISC. MATERIALS AND COMMODITIES -- 0.9%
  De Beers Cons. Mines, Unsponsored ADR ........................................      10,000        352,500
                                                                                              -------------
TOTAL SOUTH AFRICA..............................................................                    956,598
                                                                                              -------------

                                                                                                  VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  -------------
SOUTH KOREA -- 0.9%
METALS/STEEL -- 0.7%
  Pohang Iron & Steel Co. Inc., ADR ............................................       9,080  $     263,320
                                                                                              -------------

UTILITIES -- ELETRICAL AND GAS -- 0.2%
  Korea Electric Power Corp., ADR ..............................................       5,000         90,625
                                                                                              -------------
TOTAL SOUTH KOREA...............................................................                    353,945
                                                                                              -------------

SPAIN -- 5.0%
BANKING -- 1.5%
  Corp. Bancaria de Espana (Argentaria), ADR ...................................      23,400        587,925
                                                                                              -------------

TELECOMMUNICATIONS -- 3.5%
  Telefonica de Espana S.A., ADR ...............................................      15,020      1,312,373
                                                                                              -------------
TOTAL SPAIN.....................................................................                  1,900,298
                                                                                              -------------

SWITZERLAND -- 7.7%
ELECTRICAL AND ELECTRONICS -- 1.0%
  ABB AG, ADR ..................................................................       2,830        388,491
                                                                                              -------------

FOOD AND HOUSEHOLD PRODUCTS -- 4.6%
  Nestle S.A., Registered ADR ..................................................      28,100      1,747,969
                                                                                              -------------

INSURANCE -- 1.7%
  Baloise Holding Ltd., Reg ORD ................................................         305        670,510
                                                                                              -------------

MACHINERY AND ENGINEERING -- 0.4%
  Schindler Holding AG, Participating Certificates, ORD ........................         119        153,516
                                                                                              -------------
TOTAL SWITZERLAND...............................................................                  2,960,486
                                                                                              -------------

UNITED KINGDOM -- 11.0%
BEVERAGES AND TOBACCO -- 4.3%
  B.A.T. Industries PLC, ADR ...................................................      41,800        768,075
  Guinness PLC, ADR ............................................................      18,170        845,708
                                                                                              -------------
                                                                                                  1,613,783
                                                                                              -------------
CHEMICALS -- 2.3%
  Imperial Chemical, ADR .......................................................      16,300        888,350
                                                                                              -------------

FOOD AND HOUSEHOLD PRODUCTS -- 2.5%
  Grand Metropolitan PLC, ADR ..................................................      25,670        959,416
                                                                                              -------------

                                                                                                  VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  -------------
MULTI-INDUSTRY -- 1.9%
  BTR PLC, ADR .................................................................      57,040  $     740,938
                                                                                              -------------
TOTAL UNITED KINGDOM............................................................                  4,202,487
                                                                                              -------------

TOTAL COMMON STOCKS (COST $32,522,275)..........................................                 36,485,681
                                                                                              -------------

CASH SWEEP ACCOUNT -- 4.8%
  Bank of New York (cost $1,827,602) ...........................................   1,827,602      1,827,602
                                                                                              -------------
TOTAL INVESTMENTS (COST $34,349,877)(a) -- 99.9%................................                 38,313,283
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%...................................                     53,851
                                                                                              -------------
TOTAL NET ASSETS -- 100.0%......................................................              $  38,367,134
                                                                                              -------------
                                                                                              -------------

---------------
Percentages indicated are based on net assets of $38,367,134.
 (a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  4,616,130
Unrealized depreciation.......      (652,798)
                                ------------
Net unrealized appreciation...  $  3,963,302
                                ------------
                                ------------

ADR -- American Depository Receipts.
ORD -- Ordinary.
PLC -- Public Limited Company.

At May 31, 1997, the International Equity Fund's open forward currency contracts were as follows:

                                                    DELIVERY    CONTRACT     CONTRACT    CONTRACT    MARKET     UNREALIZED
CURRENCY                                              DATE       PRICE**     AMOUNT**      VALUE      VALUE    DEPRECIATION
--------------------------------------------------  ---------  -----------  -----------  ---------  ---------  -------------
Long Contracts:
  French Franc....................................   6/30/97       5.7405      482,339   $  84,024  $  83,718    $    (306)
                                                                                         ---------  ---------        -----
  Total Long Contracts............................                                       $  84,024  $  83,718    $    (306)
                                                                                         ---------  ---------        -----
                                                                                         ---------  ---------        -----

 ** Contract price is in local currency.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        VALUE
                                                                                          SHARES       (NOTE 2)
                                                                                        ----------  --------------
COMMON STOCKS -- 93.8%
ADVERTISING -- 1.8%
  Valassis Communications, Inc. (b) ..................................................      91,400  $    2,536,350
                                                                                                    --------------

AEROSPACE -- 1.6%
  Wyman-Gordon Co. (b) ...............................................................      97,200       2,211,300
                                                                                                    --------------

APPAREL -- 1.8%
  Tultex (b) .........................................................................     395,100       2,518,763
                                                                                                    --------------

AUTO PARTS -- 1.9%
  Borg-Warner Automotive, Inc. .......................................................      54,900       2,676,375
                                                                                                    --------------

AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS -- 1.4%
  Mascotech, Inc. ....................................................................      88,500       1,980,188
                                                                                                    --------------

CATALOG & SPECIALTY DISTRIBUTION -- 1.1%
  Lands End (b) ......................................................................      50,900       1,533,363
                                                                                                    --------------

CLOTHING/SHOES/ACCESSORIES -- 7.1%
  Genesco, Inc. (b) ..................................................................     278,100       3,823,874
  Pacific Sunwear of California (b) ..................................................     103,400       3,799,950
  Ross Stores, Inc. ..................................................................      78,200       2,199,375
                                                                                                    --------------
                                                                                                         9,823,199
                                                                                                    --------------
COMPUTER SOFTWARE -- 1.2%
  Symantec Corp. (b) .................................................................      91,900       1,751,844
                                                                                                    --------------

CONTRACT DRILLING -- 5.2%
  Cliffs Drilling Co. (b) ............................................................      29,600       2,068,300
  Falcon Drilling Company, Inc. (b) ..................................................      56,000       2,569,000
  Marine Drilling Co., Inc. (b) ......................................................     132,900       2,674,612
                                                                                                    --------------
                                                                                                         7,311,912
                                                                                                    --------------
DISCOUNT CHAINS -- 1.2%
  Tuesday Morning Corp. (b) ..........................................................      63,900       1,709,325
                                                                                                    --------------

DIVERSIFIED MANUFACTURING -- 1.9%
  Coltec Industries ..................................................................     134,600       2,641,525
                                                                                                    --------------

                                                                                                        VALUE
                                                                                          SHARES       (NOTE 2)
                                                                                        ----------  --------------
DRUG STORE CHAINS -- 0.6%
  Arbor Drug .........................................................................      42,350  $      831,119
                                                                                                    --------------

ELECTRICAL PRODUCTS -- 1.9%
  Kuhlman Corp. ......................................................................      43,000       1,187,875
  Magnetek, Inc. (b) .................................................................      88,100       1,541,750
                                                                                                    --------------
                                                                                                         2,729,625
                                                                                                    --------------
ELECTRONIC COMPONENTS -- 5.9%
  ACT Manufacturing, Inc. (b) ........................................................      73,500       2,071,781
  Hutchinson Tech (b) ................................................................      88,300       2,428,250
  Innovex, Inc. ......................................................................      33,400         935,200
  Smart Modular Technologies (b) .....................................................      85,500       2,885,624
                                                                                                    --------------
                                                                                                         8,320,855
                                                                                                    --------------
ELECTRONIC DATA PROCESSING -- 2.2%
  Data General (b) ...................................................................     142,500       3,045,938
                                                                                                    --------------

ELECTRONIC DATA PROCESSING -- PERIPHERALS -- 0.5%
  Microtouch Systems .................................................................      25,200         636,300
                                                                                                    --------------

ELECTRONIC PRODUCTION EQUIPMENT -- 1.2%
  Jabil Circuit, Inc. (b) ............................................................      29,400       1,721,738
                                                                                                    --------------

FINANCE COMPANIES -- 2.4%
  Americredit Corp. (b) ..............................................................     108,400       2,032,500
  Firstplus Financial Group (b) ......................................................      54,800       1,397,400
                                                                                                    --------------
                                                                                                         3,429,900
                                                                                                    --------------
HOME FURNISHINGS -- 6.0%
  Ethan Allen Interiors, Inc. ........................................................      24,500       1,280,125
  Furniture Brands International, Inc. (b) ...........................................     232,400       3,631,249
  O'Sullivan Industries Holdings, Inc. (b) ...........................................     228,400       3,568,750
                                                                                                    --------------
                                                                                                         8,480,124
                                                                                                    --------------
INVESTMENT MANAGERS -- 0.9%
  Eaton Vance Corp. ..................................................................      52,800       1,300,200
                                                                                                    --------------

MEAT, POULTRY & FISH -- 2.6%
  Smithfield Foods, Inc. (b) .........................................................      65,900       3,616,263
                                                                                                    --------------

METAL FABRICATION -- 0.8%
  Tower Automotive, Inc. (b) .........................................................      26,800       1,061,950
                                                                                                    --------------

MOVIES & ENTERTAINMENT -- 1.8%
  Hollywood Entertainment Corp. (b) ..................................................     122,900       2,473,363

                                                                                                        VALUE
                                                                                          SHARES       (NOTE 2)
                                                                                        ----------  --------------
MOVIES & ENTERTAINMENT -- 1.8% (CONTINUED)
  Score Board, Inc. ..................................................................         672  $          756
                                                                                                    --------------
                                                                                                         2,474,119
                                                                                                    --------------
MULTI-LINE INSURANCE -- 2.7%
  Reliance Group Holdings ............................................................     305,500       3,742,375
                                                                                                    --------------

OFFICE EQUIPMENT & SUPPLIES -- 1.9%
  Interface, Inc. ....................................................................     114,300       2,657,475
                                                                                                    --------------

OFFICE/PLANT AUTOMATION -- 0.7%
  Applied Magnetics Corp .............................................................      37,600         935,300
                                                                                                    --------------

OILFIELD SERVICES & EQUIPMENT -- 0.5%
  Pride Petroleum Services, Inc. (b) .................................................      32,800         729,800
                                                                                                    --------------

OTHER TELECOMMUNICATIONS -- 3.7%
  Tel-Save Holdings, Inc. (b) ........................................................     145,900       2,261,450
  U.S. Long Distance (b) .............................................................     192,100       2,977,550
                                                                                                    --------------
                                                                                                         5,239,000
                                                                                                    --------------
PACKAGED FOODS -- 2.5%
  Dean Foods Co. .....................................................................      90,900       3,454,200
                                                                                                    --------------

PRINTING & FORMS -- 1.5%
  Mail-Well (b) ......................................................................      65,800       2,122,050
                                                                                                    --------------

PROPERTY -- CASUALTY INSURERS -- 1.5%
  Everest Reinsurance Holdings .......................................................      60,600       2,060,400
                                                                                                    --------------

RECREATIONAL PRODUCTS & TOYS -- 1.2%
  Action Performance Cos., Inc. (b) ..................................................      70,300       1,691,594
                                                                                                    --------------

RESTAURANTS -- 6.0%
  CKE Restaurants, Inc. ..............................................................      90,700       2,165,463
  Foodmaker, Inc. (b) ................................................................     240,300       3,364,199
  Showbiz Pizza Time, Inc. (b) .......................................................     129,900       2,922,750
                                                                                                    --------------
                                                                                                         8,452,412
                                                                                                    --------------
SAVINGS & LOAN ASSOCIATIONS -- 6.3%
  Albank Financial Corp ..............................................................      57,700       2,214,238
  Astoria Financial Corp. ............................................................       5,400         222,750
  Firstfed Financial Corp. (b) .......................................................      78,100       2,128,225
  Glendale Federal Bank (b) ..........................................................      81,600       2,080,800
  St. Paul Bancorp, Inc. .............................................................      71,000       2,254,249
                                                                                                    --------------
                                                                                                         8,900,262
                                                                                                    --------------

                                                                                                        VALUE
                                                                                          SHARES       (NOTE 2)
                                                                                        ----------  --------------
SMALLER BANKS -- 1.2%
  Imperial Bancorp (b) ...............................................................      69,235  $    1,722,221
                                                                                                    --------------

SPECIALTY FOODS/CANDY -- 4.1%
  Flowers Industries, Inc. ...........................................................      97,700       1,721,963
  Morningstar Group, Inc. (b) ........................................................      16,500         433,125
  NBTY, Inc. (b) .....................................................................     153,700       3,611,950
                                                                                                    --------------
                                                                                                         5,767,038
                                                                                                    --------------
STEEL/IRON ORE -- 1.1%
  National Steel Corp. -- Class B (b) ................................................     114,600       1,547,100
                                                                                                    --------------

TELECOMMUNICATION EQUIPMENT -- 1.9%
  Digital Microwave Corp. (b) ........................................................      86,500       2,681,500
                                                                                                    --------------

TRUCKING -- 4.0%
  CNF Transportation, Inc. ...........................................................      91,200       2,941,200
  Yellow Corp. (b) ...................................................................     136,700       2,614,388
                                                                                                    --------------
                                                                                                         5,555,588
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $115,152,984)...............................................                 131,600,590
                                                                                                    --------------
CASH SWEEP ACCOUNT -- 5.7%
  Bank of New York (cost $8,017,765) .................................................   8,017,765       8,017,765
                                                                                                    --------------
TOTAL INVESTMENTS (COST $123,170,749)(a) -- 99.5%.....................................                 139,618,355
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%.........................................                     707,200
                                                                                                    --------------
TOTAL NET ASSETS -- 100.0%............................................................              $  140,325,555
                                                                                                    --------------
                                                                                                    --------------

---------------
Percentages indicated are based on net assets of $140,325,555.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 19,192,649
Unrealized depreciation.......    (2,745,044)
                                ------------
Net unrealized appreciation...  $ 16,447,605
                                ------------
                                ------------

(b) Represents non-income producing security.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
COMMON STOCKS -- 54.3%
AIRLINES -- 0.7%
  AMR Corp. (b) ................................................................       6,300  $    626,063
                                                                                              ------------

APPAREL -- 0.8%
  Fruit of the Loom, Inc. (b) ..................................................      11,900       415,012
  Tommy Hilfiger Corp. (b) .....................................................       5,800       258,100
  Tultex (b) ...................................................................      18,300       116,663
                                                                                              ------------
                                                                                                   789,775
                                                                                              ------------
AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS -- 0.6%
  Lear Corp. (b) ...............................................................      12,900       493,425
  Mascotech, Inc. ..............................................................       2,200        49,225
                                                                                              ------------
                                                                                                   542,650
                                                                                              ------------
BIOTECHNOLOGY -- 1.1%
  Amgen, Inc. ..................................................................       9,900       662,063
  Elan Corp., PLC ADR (b) ......................................................       8,200       334,150
                                                                                              ------------
                                                                                                   996,213
                                                                                              ------------
BUILDING PRODUCTS -- 0.8%
  American Standard Cos., Inc. (b) .............................................      14,000       701,750
                                                                                              ------------

CATALOG & SPECIALTY DISTRIBUTION -- 0.0%
  Lands End (b) ................................................................       1,400        42,175
                                                                                              ------------

CLOTHING/SHOES/ACCESSORIES -- 0.2%
  Genesco, Inc. (b) ............................................................       5,700        78,375
  Pacific Sunwear of California (b) ............................................       2,400        88,200
  Ross Stores, Inc. ............................................................       2,200        61,875
                                                                                              ------------
                                                                                                   228,450
                                                                                              ------------
COMPUTER SOFTWARE -- 2.7%
  BMC Software, Inc. (b) .......................................................       9,600       519,600
  Cadence Design Systems, Inc. (b) .............................................      10,900       362,425
  Computer Associates International, Inc. ......................................      10,200       558,450
  McAfee Associates, Inc. (b) ..................................................       4,100       269,831
  Microsoft Corp. (b) ..........................................................       5,600       694,399
                                                                                              ------------
                                                                                                 2,404,705
                                                                                              ------------
COMPUTER/VIDEO CHAINS -- 0.5%
  CompUSA, Inc. (b) ............................................................      21,900       509,175
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
CONSTRUCTION/AGRICULTURAL EQUIPMENT -- 0.5%
  Caterpillar, Inc. ............................................................       4,800  $    468,600
                                                                                              ------------

CONTRACT DRILLING -- 0.7%
  Helmerich & Payne, Inc. ......................................................      12,200       684,725
                                                                                              ------------

DEPARTMENT STORES -- 0.4%
  Federated Department Stores, Inc. (b) ........................................      10,100       373,700
                                                                                              ------------

DISCOUNT CHAINS -- 0.4%
  Consolidated Stores Corp. (b) ................................................       9,300       355,725
  Tuesday Morning Corp. (b) ....................................................       1,800        48,150
                                                                                              ------------
                                                                                                   403,875
                                                                                              ------------
DIVERSIFIED ELECTRONICS -- 0.6%
  SCI Systems, Inc. (b) ........................................................       9,200       598,000
                                                                                              ------------

DIVERSIFIED MANUFACTURING -- 0.8%
  Coltec Industries ............................................................       7,300       143,263
  Tyco International Ltd. ......................................................       9,200       584,200
                                                                                              ------------
                                                                                                   727,463
                                                                                              ------------
DRUG STORE CHAINS -- 0.0%
  Arbor Drug ...................................................................       1,800        35,325
                                                                                              ------------

ELECTRICAL PRODUCTS -- 0.6%
  Magnetek, Inc. (b) ...........................................................       2,900        50,750
  Raychem Corp. ................................................................       6,700       496,638
                                                                                              ------------
                                                                                                   547,388
                                                                                              ------------
ELECTRONIC COMPONENTS -- 0.8%
  ACT Manufacturing, Inc. (b) ..................................................       2,700        76,106
  Adaptec, Inc. (b) ............................................................      11,600       426,300
  Read-Rite Corp. (b) ..........................................................      13,600       283,900
                                                                                              ------------
                                                                                                   786,306
                                                                                              ------------
ELECTRONIC DATA PROCESSING -- 0.5%
  Compaq Computer Corp. (b) ....................................................       4,000       433,000
  Data General (b) .............................................................       2,800        59,850
                                                                                              ------------
                                                                                                   492,850
                                                                                              ------------
ELECTRONIC DATA PROCESSING -- PERIPHERALS -- 0.5%
  Microtouch Systems ...........................................................         600        15,150
  Seagate Technology, Inc. (b) .................................................      10,800       438,750
                                                                                              ------------
                                                                                                   453,900
                                                                                              ------------
ELECTRONIC DATA PROCESSORS -- 1.2%
  Dell Computer Corp. (b) ......................................................       3,000       337,500
  Gateway 2000, Inc. (b) .......................................................       6,800       451,350

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
ELECTRONIC DATA PROCESSORS -- 1.2% (CONTINUED)
  Sun Microsystems, Inc. (b) ...................................................      10,900  $    351,525
                                                                                              ------------
                                                                                                 1,140,375
                                                                                              ------------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.3%
  Novellus Systems, Inc. (b) ...................................................       3,800       311,125
                                                                                              ------------

ELECTRONICS DISTRIBUTORS -- 0.4%
  Tech Data Corp. (b) ..........................................................      14,100       417,713
                                                                                              ------------

ENVIRONMENTAL SERVICES -- 1.0%
  Calenergy Co., Inc. (b) ......................................................      12,400       511,500
  USA Waste Services, Inc. (b) .................................................      12,000       435,000
                                                                                              ------------
                                                                                                   946,500
                                                                                              ------------
FINANCE COMPANIES -- 1.4%
  Americredit Corp. (b) ........................................................       3,100        58,125
  Green Tree Financial Corp. ...................................................      20,300       710,500
  MBNA Corp. ...................................................................      15,800       535,225
                                                                                              ------------
                                                                                                 1,303,850
                                                                                              ------------
FINANCIAL SERVICES -- DIVERSIFIED -- 0.8%
  Travelers Group, Inc. ........................................................      13,700       751,788
                                                                                              ------------

FOOD CHAINS -- 0.7%
  Safeway, Inc. (b) ............................................................      13,500       607,500
                                                                                              ------------

HOME FURNISHINGS -- 0.4%
  Furniture Brands International, Inc. .........................................      13,000       203,125
  O'Sullivan Industries Holdings, Inc. (b) .....................................      12,800       200,000
                                                                                              ------------
                                                                                                   403,125
                                                                                              ------------
HOSPITAL/NURSING MANAGEMENT -- 0.5%
  Tenet Healthcare Corp. (b) ...................................................      17,740       487,850
                                                                                              ------------

HOTELS & RESORTS -- 0.6%
  HFS, Inc. (b) ................................................................      11,200       603,400
                                                                                              ------------

INTEGRATED OIL COMPANIES -- 0.7%
  British Petroleum Co. PLC, ADR ...............................................       4,300       622,963
                                                                                              ------------

INVESTMENT MANAGERS -- 0.1%
  Eaton Vance Corp. ............................................................       2,200        54,175
                                                                                              ------------

LIFE INSURANCE -- 1.4%
  Conseco, Inc. ................................................................      15,500       620,000

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
LIFE INSURANCE -- 1.4% (CONTINUED)
  SunAmerica, Inc. .............................................................      14,700  $    694,575
                                                                                              ------------
                                                                                                 1,314,575
                                                                                              ------------
MAJOR BANKS -- 2.6%
  BankAmerica Corp. ............................................................       7,400       864,874
  Chase Manhattan Corp. ........................................................       8,000       756,000
  NationsBank Corp. ............................................................      11,600       682,950
                                                                                              ------------
                                                                                                 2,303,824
                                                                                              ------------
MAJOR CHEMICALS -- 0.3%
  Imperial Chemical Industries PLC, ADR ........................................       4,900       267,050
                                                                                              ------------

MAJOR PHARMACEUTICALS -- 4.7%
  American Home Products Corp. .................................................       7,700       587,125
  Dura Pharmaceuticals, Inc. (b) ...............................................       9,500       377,625
  Eli Lilly & Co. ..............................................................      10,100       939,300
  Johnson & Johnson ............................................................       8,500       508,938
  Merck & Co., Inc. ............................................................      11,200     1,006,599
  Pfizer, Inc. .................................................................       8,800       905,300
                                                                                              ------------
                                                                                                 4,324,887
                                                                                              ------------
MAJOR U.S. TELECOMMUNICATIONS -- 0.8%
  Ameritech Corp. ..............................................................      10,900       713,950
                                                                                              ------------

MANAGED HEALTH CARE -- 1.1%
  MedPartners, Inc. (b) ........................................................      15,700       298,300
  Oxford Health Plans, Inc. (b) ................................................      10,700       754,350
                                                                                              ------------
                                                                                                 1,052,650
                                                                                              ------------
MEAT, POULTRY & FISH -- 1.0%
  ConAgra, Inc. ................................................................      13,300       799,662
  Smithfield Foods, Inc. (b) ...................................................       2,500       137,188
                                                                                              ------------
                                                                                                   936,850
                                                                                              ------------
MEDICAL SPECIALTIES -- 0.4%
  Boston Scientific Corp. (b) ..................................................       7,000       373,625
                                                                                              ------------

MEDICAL/NURSING SERVICES -- 0.6%
  HEALTHSOUTH Corp. (b) ........................................................      23,800       544,425
                                                                                              ------------

METAL FABRICATION -- 0.0%
  Tower Automotive, Inc. (b) ...................................................       1,000        39,625
                                                                                              ------------

MOVIES & ENTERTAINMENT -- 0.9%
  Hollywood Entertainment Corp. (b) ............................................       2,500        50,313
  Walt Disney Co. ..............................................................       9,800       802,375
                                                                                              ------------
                                                                                                   852,688
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
MULTI-SECTOR COMPANIES -- 1.6%
  General Electric Co. .........................................................      25,400  $  1,533,525
                                                                                              ------------

NEWSPAPERS -- 0.7%
  New York Times Co., Class A ..................................................      13,200       608,025
                                                                                              ------------

OFFICE/PLANT AUTOMATION -- 1.6%
  Ascend Communications, Inc. (b) ..............................................       8,400       468,300
  Cisco Systems, Inc. (b) ......................................................      14,700       995,925
                                                                                              ------------
                                                                                                 1,464,225
                                                                                              ------------
OIL REFINING/MARKETING -- 0.9%
  USX-Marathon Group ...........................................................      29,800       886,550
                                                                                              ------------

OIL/GAS DISTRIBUTION -- 1.2%
  Columbia Gas System, Inc. ....................................................       8,000       515,000
  Williams Cos., Inc. ..........................................................      14,650       646,431
                                                                                              ------------
                                                                                                 1,161,431
                                                                                              ------------
OTHER SPECIALTY STORES -- 0.9%
  Borders Group, Inc. (b) ......................................................      16,900       367,575
  Staples, Inc. (b) ............................................................      21,175       465,850
                                                                                              ------------
                                                                                                   833,425
                                                                                              ------------
OTHER TELECOMMUNICATIONS -- 1.9%
  Cincinnati Bell, Inc. ........................................................      10,100       621,150
  Qualcomm, Inc. (b) ...........................................................       4,700       226,775
  WorldCom, Inc. (b) ...........................................................      29,800       882,824
                                                                                              ------------
                                                                                                 1,730,749
                                                                                              ------------
PACKAGED FOODS -- 0.5%
  Dean Foods Co. ...............................................................       1,700        64,600
  Dole Foods, Inc. .............................................................       9,400       399,500
                                                                                              ------------
                                                                                                   464,100
                                                                                              ------------
PACKAGED GOODS/COSMETICS -- 2.0%
  Gillette Co. .................................................................       8,400       746,549
  Kimberly-Clark Corp. .........................................................      12,000       601,500
  Procter & Gamble Co. .........................................................       4,000       551,500
                                                                                              ------------
                                                                                                 1,899,549
                                                                                              ------------
PAPER -- 0.6%
  International Paper Co. ......................................................      11,300       542,400
                                                                                              ------------

POLLUTION CONTROL EQUIPMENT -- 0.4%
  U.S. Filter Corp. (b) ........................................................      11,900       374,850
                                                                                              ------------

RECREATIONAL PRODUCTS -- 0.4%
  Callaway Golf Co. ............................................................      11,800       380,550
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
RECREATIONAL PRODUCTS & TOYS -- 0.1%
  Action Performance Cos., Inc. (b) ............................................       2,600  $     62,563
                                                                                              ------------

RESTAURANTS -- 0.1%
  CKE Restaurants, Inc. ........................................................       5,100       121,763
  Showbiz Pizza Time, Inc. (b) .................................................         300         6,750
                                                                                              ------------
                                                                                                   128,513
                                                                                              ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.2%
  Firstfed Financial Corp. (b) .................................................       4,400       119,900
  St. Paul Bancorp, Inc. .......................................................       2,300        73,025
                                                                                              ------------
                                                                                                   192,925
                                                                                              ------------
SEMICONDUCTORS -- 2.1%
  Atmel Corp. (b) ..............................................................      11,400       327,750
  Intel Corp. ..................................................................       8,200     1,242,299
  Texas Instruments, Inc. ......................................................       3,900       350,513
                                                                                              ------------
                                                                                                 1,920,562
                                                                                              ------------
SHOE MANUFACTURING -- 0.9%
  Nike, Inc., Class B ..........................................................      14,000       798,000
                                                                                              ------------

SMALLER BANKS -- 0.1%
  Imperial Bancorp (b) .........................................................       2,195        54,601
                                                                                              ------------

SOFT DRINKS -- 1.3%
  Panamerican Beverages, Inc. Class A ..........................................      14,400       417,600
  PepsiCo, Inc. ................................................................      21,800       801,150
                                                                                              ------------
                                                                                                 1,218,750
                                                                                              ------------
SPECIALTY CHEMICALS -- 0.4%
  Praxair, Inc. ................................................................       7,200       378,900
                                                                                              ------------

SPECIALTY FOODS/CANDY -- 0.6%
  Flowers Industries, Inc. .....................................................       2,250        39,656
  Interstate Bakeries Corp. ....................................................       6,300       338,625
  NBTY, Inc. (b) ...............................................................       7,800       183,300
                                                                                              ------------
                                                                                                   561,581
                                                                                              ------------
TELECOMMUNICATION EQUIPMENT -- 0.1%
  Digital Microwave Corp. (b) ..................................................       3,200        99,200
                                                                                              ------------

TOBACCO -- 0.6%
  Philip Morris Cos., Inc. .....................................................      12,300       541,200
                                                                                              ------------

TOTAL COMMON STOCKS (COST $37,224,759)..........................................                50,623,775
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
UNIT INVESTMENT TRUSTS -- 4.2%
  S&P 400 Mid-Cap Depository Receipts, Series I ................................      26,000  $  1,412,938
  S&P 500 Depository Receipts, Series I ........................................      29,700     2,528,212
                                                                                              ------------

TOTAL UNIT INVESTMENT TRUSTS (COST $3,084,410)..................................                 3,941,150
                                                                                              ------------

                                                     MOODY'S/S&P                 MATURITY    PRINCIPAL
                                                       RATINGS          RATE       DATE        AMOUNT
                                                   ----------------  ----------  ---------  ------------
CORPORATE OBLIGATIONS -- 12.5%
ELECTRIC UTILITIES -- 1.9%
  Northern States Power Co. -- Minnesota ........         A1/Aa-          5.50%     2/1/99  $    750,000        739,421
  Wisconsin Electric Power Co.,
    Callable 9/1/97 @ 105.95 ....................        Aa2/AA+          9.13      9/1/24     1,000,000      1,064,955
                                                                                                          -------------
                                                                                                              1,804,376
                                                                                                          -------------
ELECTRIC UTILITIES -- CENTRAL -- 0.6%
  Central Illinois Public Service Co., Callable
    5/15/98 @ 105.95 ............................        Aa1/AA-          8.50     5/15/22       500,000        522,302
                                                                                                          -------------

ELECTRIC UTILITIES -- EAST -- 1.2%
  Citizens Utilities Co., Putable 8/15/03 @
    100 .........................................        Aa3/AA+          6.80     8/15/26     1,150,000      1,161,393
                                                                                                          -------------

ELECTRICAL PRODUCTS -- 0.6%
  General Electric Capital Corp., Putable 9/20/98
    @ 100 .......................................        Aaa/AAA          8.30     9/20/09       500,000        551,612
                                                                                                          -------------

FINANCE COMPANIES -- 0.5%
  Ford Motor Credit, Medium Term Note ...........         A1/A+           6.80     4/23/01       500,000        498,649
                                                                                                          -------------

FINANCIAL SERVICES -- 0.4%
  Bank One Auto Trust 1995, A-4 .................        Aaa/AAA          6.90     4/15/98       342,104        343,137
                                                                                                          -------------

FINANCIAL SERVICES -- DIVERSIFIED -- 1.6%
  Travelers Commercial Credit ...................         A1/A+           6.63      6/1/02     1,500,000      1,481,574
                                                                                                          -------------

FINANCIAL SERVICES -- DIVERSIFIED -- 0.4%
  American Express Credit Corp., Debenture ......        Aa3/A+           8.50     6/15/99       350,000        362,835
                                                                                                          -------------

INVESTMENT BANKERS/BROKERS -- 1.1%
  Merrill Lynch & Co., Inc. .....................        Aa3/AA-          6.70      8/1/00     1,000,000        999,237
                                                                                                          -------------

                                                     MOODY'S/S&P                 MATURITY    PRINCIPAL        VALUE
                                                       RATINGS          RATE       DATE        AMOUNT       (NOTE 2)
                                                   ----------------  ----------  ---------  ------------  -------------
MAJOR BANKS -- 0.6%
  Interamerican Development Bank, Debenture,
    Putable 9/1/99 @ 100 ........................        Aaa/AAA          8.40%     9/1/09  $    500,000  $     560,524
                                                                                                          -------------

MAJOR U.S. TELECOMMUNICATIONS -- 2.0%
  A T & T Corp., Senior Notes, Callable 1/15/02 @
    103.21 ......................................        Aa3/AA-          8.13     1/15/22       400,000        404,633
  Chesapeake & Potomac Telephone Co. of Maryland,
    Debenture ...................................        Aa2/AA           8.00    10/15/29       500,000        534,668
  NYNEX Capital Funding Co., Variable Rate Medium
    Term Note (b) ...............................         A2/A+           7.63    10/15/09       875,000        937,374
  Pacific Telephone & Telegraph Co., Debenture,
    Callable 2/1/97 @ 101.45, Putable 10/15/99 @
    100 .........................................         A1/AA-          7.25      2/1/08        50,000         49,149
                                                                                                          -------------
                                                                                                              1,925,824
                                                                                                          -------------

MOTOR VEHICLES -- 0.3%
  General Motors Acceptance Corp., Medium Term
    Note, Putable 6/1/00 @ 100 ..................         A3/A-           8.88      6/1/10       250,000        284,044
                                                                                                          -------------

MULTI-LINE INSURANCE -- 0.5%
  CNA Financial Corp. Senior Note ...............         A3/A-           8.88      3/1/98       500,000        510,481
                                                                                                          -------------

OIL & GAS -- 0.2%
  Texaco Capital Income, Inc., Debenture ........         A1/A+           8.65     1/30/98       150,000        152,647
                                                                                                          -------------

SOFT DRINKS -- 0.6%
  Coca-Cola Enterprises, Inc., Putable 1/4/97 @
    100 .........................................         A3/AA-          8.00      1/4/05       500,000        532,008
                                                                                                          -------------
TOTAL CORPORATE OBLIGATIONS (COST $11,578,408)...                                                            11,690,643
                                                                                                          -------------
FOREIGN GOVERNMENT AGENCIES -- 1.1%
  Hydro-Quebec, Debenture, Putable 7/7/06 @ 100
    (cost $1,049,121) ...........................         A2/A+           8.05      7/7/24     1,000,000      1,071,870
                                                                                                          -------------
TAXABLE MUNICIPAL BONDS -- 1.1%
CALIFORNIA -- 1.1%
  Los Angeles Airport (Insured by AMBAC) (cost
    $990,209) ...................................        Aaa/AAA          5.50     5/15/98     1,000,000        994,830
                                                                                                          -------------

                                                     MOODY'S/S&P                 MATURITY    PRINCIPAL        VALUE
                                                       RATINGS          RATE       DATE        AMOUNT       (NOTE 2)
                                                   ----------------  ----------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.4%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 4.4%
  Federal Home Loan Mortgage Corp., 5 Year
    Balloon, Pool #M90384 .......................        Aaa/AAA**        8.50%     2/1/00  $    249,613  $     254,742
  Federal Home Loan Mortgage Corp., CMO 138-D
    PAC .........................................        Aaa/AAA**        8.50     2/15/21       150,829        154,082
  Federal Home Loan Mortgage Corp., Gold Pool
    #D68937 .....................................        Aaa/AAA**        6.00      3/1/26       330,153        305,328
  Federal Home Loan Mortgage Corp., Gold Pool
    #E20195 .....................................        Aaa/AAA**        7.50      9/1/10     2,269,812      2,299,684
  Federal Home Loan Mortgage Corp., Pool
    #288434 .....................................        Aaa/AAA**        8.00      7/1/10       260,948        266,556
  Federal Home Loan Mortgage Corp., Pool
    #E20195 .....................................        Aaa/AAA**        6.20      9/8/08       660,000        614,015
  Federal Home Loan Mortgage Corp., Pool
    #M80052 .....................................        Aaa/AAA**        8.50      7/1/98        80,105         81,717
  Federal Home Loan Mortgage Corp., Pool
    #M80099 .....................................        Aaa/AAA**        8.00      6/1/99       141,638        144,894
                                                                                                          -------------
                                                                                                              4,121,018
                                                                                                          -------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 7.3%
  Federal National Mortgage Association Corp. ...        Aaa/AAA**        6.35     6/10/05       500,000        483,094
  Federal National Mortgage Association Corp.,
    Pool #247516 ................................        Aaa/AAA**        8.50      8/1/11     1,256,235      1,316,711
  Federal National Mortgage Association Corp.,
    CMO 1991-1G PAC .............................        Aaa/AAA**        7.00     1/25/21       895,970        885,260
  Federal National Mortgage Association Corp.,
    Medium Term Note, Callable 1/21/97 @ 100 ....        Aaa/AAA**        6.14     1/21/04     1,000,000        962,110
  Federal National Mortgage Association Corp.,
    Medium Term Note, Callable 2/18/97 @ 100 ....        Aaa/AAA**        6.48     2/18/04     1,000,000        974,352
  Federal National Mortgage Association Corp.,
    Pool #124975 ................................        Aaa/AAA**        7.50      8/1/08       701,012        711,506
  Federal National Mortgage Association Corp.,
    Pool #250700 ................................        Aaa/AAA**        8.00     10/1/26       651,079        663,000
  Federal National Mortgage Association Corp.,
    Pool #354613 ................................        Aaa/AAA**        7.50      9/1/26       216,262        215,838
  Federal National Mortgage Association Corp.,
    Pool #358033 ................................        Aaa/AAA**        7.50      9/1/26       453,415        452,526
  Federal National Mortgage Association Corp.,
    Pool #50609, 7 Year Balloon, Participation
    Certificate .................................        Aaa/AAA**        8.00      6/1/99       174,495        178,093
                                                                                                          -------------
                                                                                                              6,842,490
                                                                                                          -------------

                                                     MOODY'S/S&P                 MATURITY    PRINCIPAL        VALUE
                                                       RATINGS          RATE       DATE        AMOUNT       (NOTE 2)
                                                   ----------------  ----------  ---------  ------------  -------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 1.4%
  Government National Mortgage Association, Pool
    #220063 .....................................        Aaa/AAA**       10.00%    2/15/18  $      7,695  $       8,410
  Government National Mortgage Association, Pool
    #423836 .....................................        Aaa/AAA**        8.00     8/26/26       212,616        216,892
  Government National Mortgage Association, Pool
    #430065 .....................................        Aaa/AAA**        7.50     9/15/26       446,461        445,228
  Government National Mortgage Association, Pool
    #432700 .....................................        Aaa/AAA**        7.50     6/15/26       215,178        214,584
  Government National Mortgage Association, Pool
    #437545 .....................................        Aaa/AAA**        8.00     9/15/26       445,631        454,593
                                                                                                          -------------
                                                                                                              1,339,707
                                                                                                          -------------
U.S. TREASURY STRIPS -- 0.3%
  U.S. Treasury Strip ...........................        Aaa/AAA**         N/A     8/15/08       500,000        234,322
                                                                                                          -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $12,379,879)                                                                                               12,537,537
                                                                                                          -------------
U.S. GOVERNMENT OBLIGATIONS -- 10.4%
U.S. TREASURY BONDS -- 5.1%
  U.S. Treasury Bond ............................        Aaa/AAA**        9.25     2/15/16     2,000,000      2,470,002
  U.S. Treasury Bond ............................        Aaa/AAA**        6.75     8/15/26     1,575,000      1,533,165
  U.S. Treasury Bond, Callable 8/15/08 @ 100 ....        Aaa/AAA**       12.00     8/15/13       500,000        698,594
                                                                                                          -------------
                                                                                                              4,701,761
                                                                                                          -------------
U.S. TREASURY NOTES -- 5.3%
  U.S. Treasury Notes ...........................        Aaa/AAA**        7.25     8/15/04     2,000,000      2,071,252
  U.S. Treasury Note ............................        Aaa/AAA**        5.88    11/15/05     1,000,000        948,751
  U.S. Treasury Notes ...........................        Aaa/AAA**        7.00     7/15/06     1,945,000      1,985,724
                                                                                                          -------------
                                                                                                              5,005,727
                                                                                                          -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST
  $9,883,080)....................................                                                             9,707,488
                                                                                                          -------------

                                                                                             PRINCIPAL        VALUE
                                                                                               AMOUNT       (NOTE 2)
                                                                                            ------------  -------------
CASH SWEEP ACCOUNT -- 2.6%
  Bank of New York (cost $2,422,049) ............                                           $  2,422,049  $   2,422,049
                                                                                                          -------------
TOTAL INVESTMENTS (COST $78,611,915)(a) --
  99.6%..........................................                                                            92,989,342
OTHER ASSETS IN EXCESS OF LIABILITIES 0.4%.......                                                               353,755
                                                                                                          -------------
TOTAL NET ASSETS -- 100.0%.......................                                                         $  93,343,097
                                                                                                          -------------
                                                                                                          -------------

---------------
Percentages indicated are based on net assets of $93,343,097.
(a) Cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 15,232,028
Unrealized depreciation.......      (854,601)
                                ------------
Net unrealized appreciation...  $ 14,377,427
                                ------------
                                ------------

(b) Variable rate security. Rate presented reflects interest rate in effect May 31, 1997.
(c) Callable on and anytime after 5/15/97 @100.
 * Represents non-income producing security.
** Implied Rating.
ADR -- American Depository Receipt.
AMBAC -- AMBAC Indemnity Corporation.
CMO -- Collateralized Mortgage Obligation.
N/A -- Not Applicable.
PAC -- Planned Amortization Class.
PLC -- Public Limited Company.

See Notes to Financial Statements

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                              MOODY'S/S&P                    MATURITY      PRINCIPAL       VALUE
                                                                RATINGS         RATE           DATE         AMOUNT        (NOTE 2)
                                                              -----------   -------------   -----------   -----------   ------------
CORPORATE OBLIGATIONS -- 62.7%
BANKS -- REGIONAL -- 2.4%
  Boatmen's Bancshares, Inc., Corporate Note ...............     A2/A               9.25%       11/1/01   $ 1,000,000   $  1,087,403
  Southtrust Bank, Alabama, Putable 2/6/01 @ 100 ...........     A1/A               5.58         2/6/06       700,000        671,707
                                                                                                                        ------------
                                                                                                                           1,759,110
                                                                                                                        ------------
COMPUTER SOFTWARE -- 1.4%
  IBM, Corporate Bond ......................................     A1/A               6.38        11/1/97     1,000,000      1,002,345
                                                                                                                        ------------

CONSTRUCTION/AGRICULTURAL EQUIPMENT -- 6.2%
  Alco Capital Resources, Inc., Medium Term
    Note ...................................................     A3/A-              7.33        3/27/98     1,000,000      1,010,366
  Caterpillar Finance Corp., Medium Term
    Note ...................................................     A2/A+              6.84        9/15/99     1,000,000      1,005,566
  John Deere Capital, Corporate Note .......................     A2/A               6.00         2/1/99     1,500,000      1,491,945
  PACCAR Financial Corp., Corporate Note ...................     A1/AA-             6.31        7/15/98     1,000,000      1,001,948
                                                                                                                        ------------
                                                                                                                           4,509,825
                                                                                                                        ------------
DEPARTMENT STORES -- 3.4%
  Sears Roebuck Acceptance Corp.,
    Medium Term Note, Series I, Putable
    11/15/00 @ 100 .........................................     A2/A-              6.15       11/15/05     1,000,000        982,165
  Sears Roebuck Acceptance Corp.,
    Medium Term Note, Series I, Putable
    11/15/00 @ 100 .........................................     A2/A-              6.11       11/15/05     1,500,000      1,473,879
                                                                                                                        ------------
                                                                                                                           2,456,044
                                                                                                                        ------------
DIVERSIFIED ELECTRONIC PRODUCTS -- 3.4%
  Harris Corp., Corporate Note, Putable 8/1/01 @ 100 .......     A3/A-              6.65         8/1/06     2,500,000      2,487,202
                                                                                                                        ------------

ELECTRIC UTILITIES -- 9.8%
  Arizona Public Service, Corporate Note ...................   Baa1/BBB             5.75        9/15/00     1,700,000      1,638,539
  Carolina Power and Light, Corporate Note .................     A2/A               6.13         2/1/00     1,345,000      1,327,040
  Duke Power Co., Corporate Bond ...........................    Aa2/AA-             8.00        11/1/99     1,000,000      1,029,423
  Potomac Capital Investment Corp., Medium Term Note .......                        7.25        7/15/97       750,000        751,013
  Southern California Edison, Corporate Note ...............     A3/A               5.88        1/15/01       900,000        873,124
  Southern California Edison, Series 93-E, Corporate
    Note ...................................................     A2/A+              5.45        6/15/98       750,000        743,608
  Virginia Electric & Power, Series D, Medium Term Note ....     A3/A-              7.91       12/13/01       700,000        727,399
                                                                                                                        ------------
                                                                                                                           7,090,146
                                                                                                                        ------------
FINANCE COMPANIES -- 3.6%
  Associates Corp., Corporate Note .........................    Aa3/AA-             7.50        5/15/99     1,000,000      1,017,713
  Associates Corp., N.A., Corporate Note ...................    Aa3/AA-             7.88        9/30/01     1,500,000      1,556,238
                                                                                                                        ------------
                                                                                                                           2,573,951
                                                                                                                        ------------

                                                              MOODY'S/S&P                    MATURITY      PRINCIPAL       VALUE
                                                                RATINGS         RATE           DATE         AMOUNT        (NOTE 2)
                                                              -----------   -------------   -----------   -----------   ------------
FINANCIAL SERVICES -- 2.8%
  Paine Webber Group, Corporate Note .......................   Baa1/BBB+            6.25%       6/15/98   $ 2,000,000   $  1,997,690
                                                                                                                        ------------

FINANCIAL SERVICES -- DIVERSIFIED -- 1.4%
  Transamerica Finance Corp., Corporate Bond ...............     A2/A+              6.38       11/15/01     1,000,000        977,898
                                                                                                                        ------------

FOREIGN GOVERNMENT ISSUES -- 2.8%
  Province of Quebec, Corporate Note .......................     A2/A-              7.50        7/15/02     2,000,000      2,049,040
                                                                                                                        ------------

INVESTMENT BANKERS -- 6.4%
  Donaldson, Lufkin & Jenrette, Medium Term Note, Putable
    2/15/01 @ 100 ..........................................   Baa1/A-              5.63        2/15/16     1,000,000        954,240
  Goldman Sachs, Corporate Note** ..........................     A1/A-              6.20       12/15/00     1,000,000        975,626
  Lehman Brothers Holdings, Corporate Bond, putable 5/15/00
    @ 100 ..................................................   Baa1/A               7.38        5/15/07     2,000,000      2,037,218
  Merrill Lynch & Co., Inc., Corporate Note ................    Aa3/AA-            10.38         2/1/99       149,000        158,171
  Morgan Stanley Group, Inc., Corporate Note ...............     A1/A-              7.50         9/1/99       500,000        509,792
                                                                                                                        ------------
                                                                                                                           4,635,047
                                                                                                                        ------------
MEDICAL SPECIALTIES -- 1.4%
  Bausch & Lomb, Medium Term Note, Putable 8/31/01 @ 100 ...     A3/A-              6.56        8/12/26     1,000,000        988,244
                                                                                                                        ------------

MOTOR VEHICLES -- 11.2%
  Ford Motor Credit Co., Corporate Note ....................     A1/A+              9.38       12/15/97       500,000        509,343
  Ford Motor Credit Co., Medium Term Note ..................     A1/A+              5.67        2/15/01     1,500,000      1,442,695
  Ford Motor Credit Co., Meduim Term Note ..................     A1/A+              6.11       12/28/01     1,000,000        967,517
  General Motor Acceptance Corp., Corporate
    Note ...................................................     A3/A-              7.13         6/1/99       250,000        252,827
  General Motor Acceptance Corp., Corporate
    Note ...................................................     A3/A-              7.50        5/23/00       500,000        510,768
  General Motor Acceptance Corporation* ....................     A3/A-              5.98        7/29/97     1,500,000      1,498,621
  Toyota Motor Credit, Medium Term Note ....................     NR                 5.88        6/26/98     2,830,000      2,823,265
                                                                                                                        ------------
                                                                                                                           8,005,036
                                                                                                                        ------------
NON U.S. BANKS -- 3.1%
  Banco Latinoamericano, Medium Term Note** ................   Baa2/BBB             7.05        7/19/99     2,250,000      2,252,250
                                                                                                                        ------------

OTHER METALS/MINERALS -- 1.3%
  BHP Finance USA Ltd., Putable 3/1/03 @ 100 ...............     A2/A               6.42         3/1/26     1,000,000        973,281
                                                                                                                        ------------

RENTAL/LEASING COMPANIES -- 1.4%
  AT&T Capital Corp., Medium Term Note .....................   Baa3/BBB             7.80        2/10/98     1,000,000      1,011,723
                                                                                                                        ------------

RENTAL/LEASING -- 0.7%
  International Lease Finance Corp., Series G, Corporate
    Note ...................................................     A1/A-              7.00        8/15/98       500,000        504,243
                                                                                                                        ------------

TOTAL CORPORATE OBLIGATIONS (COST $45,421,770)..............                                                              45,273,075
                                                                                                                        ------------

                                                              MOODY'S/S&P                    MATURITY      PRINCIPAL       VALUE
                                                                RATINGS         RATE           DATE         AMOUNT        (NOTE 2)
                                                              -----------   -------------   -----------   -----------   ------------
TAXABLE MUNICIPAL BONDS -- 1.4%
CALIFORNIA -- 1.4%
  Los Angeles Airport (Insured by AMBAC) (cost $988,325) ...    Aaa/AAA             5.50%       5/15/98   $ 1,000,000   $    994,830
                                                                                                                        ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.4%
FEDERAL HOME LOAN BANK -- 2.1%
  Federal Home Loan Bank ...................................    Aaa/AAA***          6.32       12/26/00       500,000        494,191
  Federal Home Loan Bank,
    Callable 7/2/97 @ 100 ..................................    Aaa/AAA***          7.41         7/2/01     1,000,000      1,000,443
                                                                                                                        ------------
                                                                                                                           1,494,634
                                                                                                                        ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 5.7%
  Federal Home Loan Mortgage Corp. --
    Gold Pool #M90157 ......................................    Aaa/AAA***          5.50        12/1/97       675,667        675,505
  Federal Home Loan Mortgage Corp., CMO,
    Pool #G50051 ...........................................    Aaa/AAA***          5.50        12/1/98       818,428        814,679
  Federal Home Loan Mortgage Corp.,
    Pool #G50160, 5 Year Balloon ...........................    Aaa/AAA***          5.50         4/1/99       879,227        875,200
  Federal Home Loan Mortgage Corp.,
    Pool #L74041 ...........................................    Aaa/AAA***          7.50         9/1/01       960,397        974,775
  Federal Home Loan Mortgage Corp.,
    Pool #M90178 ...........................................    Aaa/AAA***          5.50         4/1/98       811,008        807,293
                                                                                                                        ------------
                                                                                                                           4,147,452
                                                                                                                        ------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 10.3%
  Federal National Mortgage Assoc.* ........................    Aaa/AAA***          5.61       10/15/97       500,000        500,310
  Federal National Mortgage Assoc., G93-6, Class B,
    Non-callable ...........................................    Aaa/AAA***          6.00        1/25/16       468,118        467,383
  Federal National Mortgage Assoc.,
    Pool #250645 ...........................................    Aaa/AAA***          7.00         8/1/03       964,214        967,386
  Federal National Mortgage Assoc.,
    Pool #303016, 7 Year Balloon ...........................    Aaa/AAA***          6.00         6/1/01     1,085,327      1,067,440
  Federal National Mortgage Assoc.,
    Pool #334092 ...........................................    Aaa/AAA***          6.00         5/1/04     1,276,554      1,256,078
  Federal National Mortgage Assoc.,
    Pool #356820 ...........................................    Aaa/AAA***          7.50        11/1/09     1,744,939      1,771,428
  Federal National Mortgage Assoc., REMIC 1997-16, Class Va,
    Non-callable ...........................................    Aaa/AAA***          7.00        6/18/01     1,369,854      1,377,752
                                                                                                                        ------------
                                                                                                                           7,407,777
                                                                                                                        ------------
TENNESSEE VALLEY AUTHORITY -- 4.3%
  Tennessee Valley Authority, Putable 4/1/98 @ 100 .........    Aaa/AAA***          5.98         4/1/36     3,100,000      3,122,251
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $16,121,637)..............................................                                                              16,172,114
                                                                                                                        ------------

                                                              MOODY'S/S&P                    MATURITY      PRINCIPAL       VALUE
                                                                RATINGS         RATE           DATE         AMOUNT        (NOTE 2)
                                                              -----------   -------------   -----------   -----------   ------------
U.S. GOVERNMENT OBLIGATIONS -- 10.5%
U.S. TREASURY BILLS -- 5.7%
  U.S. Treasury Bill .......................................    Aaa/AAA***           N/A        9/25/97   $ 1,325,000   $  1,303,879
  U.S. Treasury Bill .......................................    Aaa/AAA***           N/A        10/9/97     1,100,000      1,080,173
  U.S. Treasury Bill .......................................    Aaa/AAA***           N/A         4/2/98     1,800,000      1,718,529
                                                                                                                        ------------
                                                                                                                           4,102,581
                                                                                                                        ------------
U.S. TREASURY NOTES -- 4.8%
  U.S. Treasury Notes ......................................    Aaa/AAA***          5.63%      11/30/98     2,000,000      1,988,126
  U.S. Treasury Notes ......................................    Aaa/AAA***          5.88        2/15/00     1,500,000      1,483,126
                                                                                                                        ------------
                                                                                                                           3,471,252
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $7,576,430).........................................                                                               7,573,833
                                                                                                                        ------------
                                                                                                            SHARES
                                                                                                          -----------
CASH SWEEP ACCOUNT -- 2.0%
  Bank of New York (cost $1,470,019) .......................                                                1,470,019      1,470,019
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $71,578,181)(a) -- 99.0%............                                                              71,483,871
OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%..................                                                                 722,951
                                                                                                                        ------------
TOTAL NET ASSETS -- 100.0%..................................                                                            $ 72,206,822
                                                                                                                        ------------
                                                                                                                        ------------

---------------
Percentages indicated are based on net assets of $72,206,822.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  189,158
Unrealized depreciation.......    (283,468)
                                ----------
Net unrealized depreciation...  $  (94,310)
                                ----------
                                ----------

(b) Security is callable on and anytime after 5/15/97 @100.
  * Variable rate security. Rate listed is rate in effect at May 31, 1997. Maturity date reflects the next rate change date.
 ** Represents a 144a security which is restricted as to resale to institutional investors.
*** Implied rating.
AMBAC -- AMBAC Indemnity Corporation.
CMO -- Collateralized Mortgage Obligation.
NR -- No rating available.
N.A. -- North America
N/A -- Not applicable.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                              MOODY'S/S&P                   MATURITY      PRINCIPAL       VALUE
                                                                RATINGS        RATE           DATE         AMOUNT        (NOTE 2)
                                                              -----------  -------------   -----------   -----------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 82.6%
FEDERAL FARM CREDIT -- 1.5%
  Federal Farm Credit, Medium Term Note, Callable 7/23/97 @
    100.....................................................     Aaa/AAA*          6.86%       7/23/99   $ 1,000,000   $    999,783
                                                                                                                       ------------

FEDERAL HOME LOAN BANK -- 7.7%
  Federal Home Loan Bank....................................     Aaa/AAA*          7.20        6/14/11     4,000,000      4,059,319
  Federal Home Loan Bank, Callable 9/5/97 @ 100.............     Aaa/AAA*          7.00         9/5/01     1,000,000        999,544
                                                                                                                       ------------
                                                                                                                          5,058,863
                                                                                                                       ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 37.2%
  Federal Home Loan Mortgage Corp., Callable 9/20/01 @
    100.....................................................     Aaa/AAA*          3.50        6/15/07     3,000,000      2,469,629
  Federal Home Loan Mortgage Corp., Debenture, Callable
    10/29/98 @ 100..........................................     Aaa/AAA*          6.08       10/29/08     2,200,000      2,029,185
  Federal Home Loan Mortgage Corp., Debenture, Callable
    11/22/01 @ 100..........................................     Aaa/AAA*          6.88       11/22/06     2,000,000      1,946,386
  Federal Home Loan Mortgage Corp., Debenture, Callable
    2/2/00 @ 100............................................     Aaa/AAA*          8.53         2/2/05     1,000,000      1,040,268
  Federal Home Loan Mortgage Corp.,
    Gold Pool #E56405.......................................     Aaa/AAA*          6.50         1/1/09       956,397        942,596
  Federal Home Loan Mortgage Corp.,
    Gold Pool #200053.......................................     Aaa/AAA*          8.50         9/1/01     1,317,422      1,351,544
  Federal Home Loan Mortgage Corp.,
    Gold Pool #306558.......................................     Aaa/AAA*          9.25         6/1/18     2,094,655      2,221,696
  Federal Home Loan Mortgage Corp.,
    Gold Pool #D90560.......................................     Aaa/AAA*          5.50        12/1/13       357,062        331,379
  Federal Home Loan Mortgage Corp.,
    Gold Pool #E58516.......................................     Aaa/AAA*          5.50         4/1/09     1,676,305      1,592,372
  Federal Home Loan Mortgage Corp.,
    Gold Pool #FGN97107, 7 Year Balloon, CMO................     Aaa/AAA*          6.50        10/1/03     1,985,995      1,962,977
  Federal Home Loan Mortgage Corp.,
    Gold Pool #M80156, 7 Year Balloon.......................     Aaa/AAA*          6.50         3/1/00       339,600        338,700
  Federal Home Loan Mortgage Corp.,
    Gold Pool #M80358, 7 Year Balloon.......................     Aaa/AAA*          9.00         2/1/02       680,061        702,252
  Federal Home Loan Mortgage Corp.,
    Pool #308392............................................     Aaa/AAA*         10.00         9/1/18        99,045        107,611
  Federal Home Loan Mortgage Corp.,
    Pool #N96694............................................     Aaa/AAA*          7.00         7/1/03     1,007,602      1,011,068
  Federal Home Loan Mortgage Corp., Series 1212, Class CA...     Aaa/AAA*          6.50        7/15/16     1,222,013      1,224,261
  Federal Home Loan Mortgage Corp., Series 1388 Class H.....     Aaa/AAA*          7.44        9/20/06     5,000,000      5,027,349
                                                                                                                       ------------
                                                                                                                         24,299,273
                                                                                                                       ------------

                                                              MOODY'S/S&P                   MATURITY      PRINCIPAL       VALUE
                                                                RATINGS        RATE           DATE         AMOUNT        (NOTE 2)
                                                              -----------  -------------   -----------   -----------   ------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 18.0%
  Federal National Mortgage Assoc., Callable 10/1/99 @
    100.....................................................     Aaa/AAA*          7.18%       10/1/03   $ 1,500,000   $  1,502,676
  Federal National Mortgage Assoc., CMO, Series 1993-54,
    Class VB................................................     Aaa/AAA*          7.00        2/25/04     1,000,000      1,003,284
  Federal National Mortgage Assoc., Medium Term Note........     Aaa/AAA*          6.72         8/1/05     1,000,000        993,742
  Federal National Mortgage Assoc., Pool #108471............                       9.00        11/1/97       136,882        137,939
  Federal National Mortgage Assoc., Pool #124418, 7 Year
    Balloon.................................................     Aaa/AAA*          8.00         8/1/99     2,950,404      3,011,241
  Federal National Mortgage Assoc., Pool #190806, 7 Year
    Balloon.................................................     Aaa/AAA*          6.00         5/1/01       756,019        740,036
  Federal National Mortgage Assoc., Pool #250076............     Aaa/AAA*          6.50         7/1/09     1,122,273      1,101,915
  Federal National Mortgage Assoc., Pool #285708............     Aaa/AAA*          6.50         6/1/09       979,280        961,516
  Federal National Mortgage Assoc., Pool #303478............     Aaa/AAA*          8.50        11/1/01       941,573        959,774
  Federal National Mortgage Assoc., Pool #50394, 7 Year
    Balloon.................................................     Aaa/AAA*          8.50         1/1/98        90,471         92,219
  Federal National Mortgage Assoc., Pool #50974.............     Aaa/AAA*          6.50         1/1/09     1,017,986      1,001,138
  Federal National Mortgage Assoc., Pool #70056.............     Aaa/AAA*          9.00        12/1/16       306,407        321,026
                                                                                                                       ------------
                                                                                                                         11,826,506
                                                                                                                       ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.5%
  Government National Mortgage Assoc., Pool #040767.........     Aaa/AAA*         13.00        2/15/11        35,761         42,075
  Government National Mortgage Assoc., Pool #044868.........     Aaa/AAA*         13.00        1/15/11         9,130         10,742
  Government National Mortgage Assoc., Pool #045234.........     Aaa/AAA*         13.00        2/15/11        13,276         15,620
  Government National Mortgage Assoc., Pool #045855.........     Aaa/AAA*         13.00        4/15/11        27,731         32,628
  Government National Mortgage Assoc., Pool #145690.........     Aaa/AAA*         11.00        3/15/01        28,748         30,784
  Government National Mortgage Assoc., Pool #253768.........     Aaa/AAA*          9.00        6/15/18        51,353         54,925
  Government National Mortgage Assoc., Pool #254348.........     Aaa/AAA*         10.00       10/15/18        22,768         24,883
  Government National Mortgage Assoc., Pool #265082.........     Aaa/AAA*          9.50        3/15/04       104,066        109,496
  Government National Mortgage Assoc., Pool #270156.........     Aaa/AAA*          9.50        4/15/04       118,216        124,383
  Government National Mortgage Assoc., Pool #339902.........     Aaa/AAA*          8.00        2/15/23     1,260,365      1,291,331
  Government National Mortgage Assoc., Pool #392713.........     Aaa/AAA*          8.00       11/15/24     1,218,677      1,245,561
                                                                                                                       ------------
                                                                                                                          2,982,428
                                                                                                                       ------------
OTHER -- 2.8%
  Export Funding Trust......................................       NR/NR           8.21       12/29/06     1,775,102      1,863,272
                                                                                                                       ------------

                                                                                                                          VALUE
                                                              MOODY'S/S&P                   MATURITY      PRINCIPAL      (NOTE 2)
                                                                RATINGS        RATE           DATE         AMOUNT           -
                                                              -----------  -------------   -----------   -----------
TENNESSEE VALLEY AUTHORITY -- 10.9%
  Tennessee Valley Authority, Callable 11/15/99 @ 106.161...     Aaa/AAA*          8.63%      11/15/29   $ 1,500,000   $  1,597,852
  Tennessee Valley Authority, Callable 9/15/99 @ 100........     Aaa/AAA*          8.25        9/15/34       500,000        506,748
  Tennessee Valley Authority, Putable 4/1/98 @ 100..........     Aaa/AAA*          5.98         4/1/36     5,000,000      5,035,890
                                                                                                                       ------------
                                                                                                                          7,140,490
                                                                                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $53,551,678)..............................................                                                             54,170,615
                                                                                                                       ------------
U.S. GOVERNMENT OBLIGATIONS -- 15.2%
U.S. TREASURY BONDS/NOTES -- 15.2%
  U.S. Treasury Bond, Callable 11/15/05 @ 100...............     Aaa/AAA*         12.75       11/15/10     2,500,000      3,453,907
  U.S. Treasury Note........................................     Aaa/AAA*          6.50        8/31/01     1,000,000      1,000,626
  U.S. Treasury Note........................................     Aaa/AAA*          6.38        9/30/01     3,000,000      2,985,939
  U.S. Treasury Note........................................     Aaa/AAA*          6.25       10/31/01     1,000,000        990,626
  U.S. Treasury Note........................................     Aaa/AAA*          7.00        7/15/06     1,500,000      1,531,407
                                                                                                                       ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $10,090,701)........                                                              9,962,505
                                                                                                                       ------------

                                                                                                           SHARES
                                                                                                         -----------
CASH SWEEP ACCOUNT -- 1.7%
  Bank of New York (cost $1,103,433)........................                                               1,103,433      1,103,433
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $64,745,812)(a) -- 99.5%............                                                             65,236,553
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%...............                                                                316,230
                                                                                                                       ------------
TOTAL NET ASSETS -- 100.0%..................................                                                           $ 65,552,783
                                                                                                                       ------------
                                                                                                                       ------------

---------------
Percentages indicated are based on net assets of $65,552,783.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $    796,175
Unrealized depreciation.......      (305,434)
                                ------------
Net unrealized appreciation...  $    490,741
                                ------------
                                ------------

*  Implied rating.
   CMO -- Collateralized Mortgage Obligation.
   NR -- Not rated.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                         MOODY'S/S&P             MATURITY    PRINCIPAL     VALUE
                                                                           RATINGS       RATE      DATE       AMOUNT      (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
CORPORATE OBLIGATIONS -- 41.5%
BANKS -- REGIONAL -- 3.7%
  Southtrust Bank Georgia, Medium Term Note, Putable 5/15/05 @ 100 ...     A3/NR         7.74%     5/15/25   $3,000,000 $  3,125,982
                                                                                                                        ------------

CONSTRUCTION/AGRICULTURAL EQUIPMENT -- 2.5%
  Caterpillar, Inc., Putable 5/12/98 @ 100 ...........................     A2/A-         8.95      5/12/00   2,000,000     2,119,074
                                                                                                                        ------------

DEPARTMENT STORES -- 1.7%
  Sears Roebuck, Medium Term Note ....................................     A2/A-         7.94       2/6/98   1,400,000     1,418,067
                                                                                                                        ------------

DIVERSIFIED ELECTRONIC PRODUCTS -- 1.2%
  Harris Corp., Corporate Note, Putable 8/1/01 @ 100 .................     A3/A-         6.65       8/1/06   1,000,000       994,881
                                                                                                                        ------------

ELECTRIC UTILITIES -- CENTRAL -- 1.2%
  Central Illinois Public Service Co., Callable 5/15/98 @ 105.95 .....    Aa1/AA+        8.50      5/15/22   1,000,000     1,044,604
                                                                                                                        ------------

ELECTRIC UTILITIES -- EAST -- 3.1%
  Citizens Utilities Co., Putable 10/1/01 @ 100 ......................    Aa3/AA+        7.68      10/1/34   1,750,000     1,827,597
  Citizens Utilities Co., Putable 8/15/03 @ 100 ......................    Aa3/AA+        6.80      8/15/26    825,000        833,173
                                                                                                                        ------------
                                                                                                                           2,660,770
                                                                                                                        ------------
ELECTRICAL PRODUCTS -- 4.0%
  General Electric Capital Corp., Putable 9/20/98 @ 100 ..............    Aaa/AAA        8.30      9/20/09   3,100,000     3,419,997
                                                                                                                        ------------

FINANCIAL SERVICES -- 1.2%
  Merril Lynch & Co., Series B, Floating Rate Medium Term Note** .....    Aa3/AA-        5.91      1/23/01   1,000,000     1,000,000
                                                                                                                        ------------

FINANCIAL SERVICES -- DIVERSIFIED -- 4.5%
  Associates Corp. N.A., Putable 2/16/98 @ 100 .......................    Aa3/AA-        7.95      2/15/10    265,000        283,370
  Associates Corp. N.A., Putable 3/3/98 @ 100 ........................    Aa3/AA-        7.95      2/15/10   2,400,000     2,566,367
  Transamerica Finance Corp., Corporate Bond .........................     A2/A+         6.38     11/15/01   1,000,000       977,898
                                                                                                                        ------------
                                                                                                                           3,827,635
                                                                                                                        ------------
INSURANCE -- PROPERTY & CASUALTY -- 2.4%
  General Re Corp., Series A .........................................    Aa1/AAA        9.00      9/12/09   1,800,000     2,033,510
                                                                                                                        ------------

INVESTMENT BANKERS -- 1.2%
  Merrill Lynch Corp., Medium Term Note, Series B(b) .................    Aa3/AA-        7.25      6/14/04   1,000,000     1,000,393
                                                                                                                        ------------

INVESTMENT BANKERS/BROKERS/SERVICES -- 1.1%
  Morgan Stanley Group ...............................................     A1/A+         6.88       3/1/07   1,000,000       972,067
                                                                                                                        ------------

                                                                         MOODY'S/S&P             MATURITY    PRINCIPAL     VALUE
                                                                           RATINGS       RATE      DATE       AMOUNT      (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
MAJOR CHEMICALS -- 0.6%
  Monsanto Co. -- ESOP Debenture .....................................     A1/A          8.13%    12/15/06   $500,000   $    527,544
                                                                                                                        ------------

MAJOR U.S. TELECOMMUNICATIONS -- 1.6%
  General Telephone of Northwest, Series BB, Callable 4/15/98 @
    102.90 ...........................................................     A1/AA-        8.75      4/15/16   1,305,000     1,349,643
                                                                                                                        ------------

MEDICAL SPECIALTIES -- 2.3%
  Bausch & Lomb, Medium Term Note, Putable 8/31/01 @ 100 .............     A3/A-         6.56      8/12/26   2,000,000     1,976,488
                                                                                                                        ------------

OTHER METALS/MINERALS -- 3.1%
  BHP Finance USA Ltd., Putable 3/1/03 @ 100 .........................     A2/A          6.42       3/1/26   2,750,000     2,676,523
                                                                                                                        ------------

OTHER TELECOMMUNICATIONS -- 2.6%
  British Telecommunications Finance Yankee Bond, Callable 2/15/99 @
    104.74 ...........................................................    Aa1/AAA        9.63      2/15/19   2,000,000     2,178,110
                                                                                                                        ------------

SOFT DRINKS -- 3.5%
  Coca-Cola Enterprises, Putable 10/15/03 @ 100 ......................     A3/AA-        6.70     10/15/36   3,000,000     2,988,957
                                                                                                                        ------------
TOTAL CORPORATE OBLIGATIONS (COST $35,523,582)........................                                                    35,314,245
                                                                                                                        ------------
FOREIGN GOVERNMENT AGENCIES -- 3.8%
  Hydro-Quebec, Debenture, Putable 7/7/06 @ 100 (cost $3,191,929) ....     A2/A+         8.05       7/7/24   3,000,000     3,215,610
                                                                                                                        ------------
TAXABLE MUNICIPAL BONDS -- 3.1%
CALIFORNIA -- 2.5%
  Los Angeles Airport (Insured by AMBAC) .............................    Aaa/AAA        5.50      5/15/98    500,000        497,415
  Los Angeles County, Pension Obligation, Series A (Insured by
    MBIA) ............................................................    Aaa/AAA        8.30      6/30/02   1,500,000     1,592,568
                                                                                                                        ------------
                                                                                                                           2,089,983
                                                                                                                        ------------
FLORIDA -- 0.6%
  Miami Beach, Pension Funding Project, Callable 9/1/05 @102 (Insured
    by AMBAC) ........................................................    Aaa/AAA        8.55       9/1/15    500,000        532,216
                                                                                                                        ------------
TOTAL TAXABLE MUNICIPAL BONDS (COST $2,557,631).......................                                                     2,622,199
                                                                                                                        ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 32.9%
FEDERAL HOME LOAN BANK -- 2.4%
  Federal Home Loan Bank .............................................    Aaa/AAA*       7.20      6/14/11   2,000,000     2,029,660
                                                                                                                        ------------

FEDERAL HOME LOAN MORTGAGE CORP. -- 3.7%
  Federal Home Loan Mortgage Corp., CMO, Series 1141, Class F* .......    Aaa/AAA*       8.50     10/15/20    743,239        760,834
  Federal Home Loan Mortgage Corp., Gold Pool #D68937 ................    Aaa/AAA*       6.00       3/1/26    943,294        872,367
  Federal Home Loan Mortgage Corp., Gold Pool #FGN97107, 7 Year
    Balloon, CMO .....................................................    Aaa/AAA*       6.50      10/1/03    992,997        981,489
  Federal Home Loan Mortgage Corp., Pool #200032 .....................    Aaa/AAA*       9.00       4/1/01      1,547          1,600

                                                                         MOODY'S/S&P             MATURITY    PRINCIPAL     VALUE
                                                                           RATINGS       RATE      DATE       AMOUNT      (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 3.7% (CONTINUED)
  Federal Home Loan Mortgage Corp., Pool #200040 .....................    Aaa/AAA*       9.00%      6/1/01   $  3,383   $      3,497
  Federal Home Loan Mortgage Corp., Pool #380070 .....................    Aaa/AAA*       9.00       1/1/05    122,419        127,264
  Federal Home Loan Mortgage Corp., Series 1212, Class CA ............    Aaa/AAA*       6.50      7/15/16    407,338        408,087
                                                                                                                        ------------
                                                                                                                           3,155,138
                                                                                                                        ------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 14.5%
  Federal National Mortgage Association Corp., Pool #124975 ..........    Aaa/AAA*       7.50       8/1/08    701,012        711,506
  Federal National Mortgage Association Corp., Pool #250700 ..........    Aaa/AAA*       8.00      10/1/26   1,052,757     1,072,033
  Federal National Mortgage Association Corp., Pool #354613 ..........    Aaa/AAA*       7.50       9/1/26    466,929        466,014
  Federal National Mortgage Association Corp., Pool #358033 ..........    Aaa/AAA*       7.50       9/1/26    615,206        614,000
  Federal National Mortgage Association Corp., Pool #50609, 7 Year
    Balloon, Participation Certificate ...............................    Aaa/AAA*       8.00       6/1/99    232,661        237,458
  Federal National Mortgage Association, CMO, Series G94-6, Class
    VB ...............................................................    Aaa/AAA*       8.00     11/17/03   2,280,467     2,362,981
  Federal National Mortgage Association, CMO, Series G94-7, Class
    A ................................................................    Aaa/AAA*       7.50     11/17/23   2,795,841     2,829,997
  Federal National Mortgage Association, Pool #304786, 7 Year Balloon,
    Participation Certificate ........................................    Aaa/AAA*       8.50       2/1/02    311,386        321,173
  Federal National Mortgage Association, Pool #190129 ................    Aaa/AAA*       6.00      11/1/23    840,430        779,187
  Federal National Mortgage Association, Series 1997-19, Class PC ....    Aaa/AAA*       6.50      1/18/22   3,000,000     2,918,854
                                                                                                                        ------------
                                                                                                                          12,313,203
                                                                                                                        ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.6%
  Government National Mortgage Association, Pool #423836 .............    Aaa/AAA*       8.00      8/15/26    459,057        468,289
  Government National Mortgage Association, Pool #430065 .............    Aaa/AAA*       7.50      9/15/26    605,770        604,098
  Government National Mortgage Association, Pool #432700 .............    Aaa/AAA*       7.50      6/15/26    464,589        463,307
  Government National Mortgage Association, Pool #437545 .............    Aaa/AAA*       8.00      9/15/26    604,644        616,804
  Government National Mortgage Association, Pool #447573 .............    Aaa/AAA*       7.50      5/15/27   2,000,000     1,994,179
  Government National Mortgage Association, Pool #440021 .............    Aaa/AAA*       7.50      1/15/27   1,509,036     1,504,645
  Government National Mortgage Association, Pool #045097 .............    Aaa/AAA*      13.00      1/15/11     25,765         30,314
  Government National Mortgage Association, Pool #133357 .............    Aaa/AAA*      11.00      7/15/00     14,028         14,877
  Government National Mortgage Association, Pool #140135 .............    Aaa/AAA*      11.00     11/15/00     25,986         27,559

                                                                         MOODY'S/S&P             MATURITY    PRINCIPAL     VALUE
                                                                           RATINGS       RATE      DATE       AMOUNT      (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.6% (CONTINUED)
  Government National Mortgage Association, Pool #200919 .............    Aaa/AAA*       8.00%     5/15/17   $355,244   $    367,503
  Government National Mortgage Association, Pool #202853 .............    Aaa/AAA*       9.00      7/15/17    260,227        278,126
  Government National Mortgage Association, Pool #207980 .............    Aaa/AAA*       8.00      5/15/17     13,838         14,315
  Government National Mortgage Association, Pool #44586 ..............    Aaa/AAA*      13.00      1/15/11      4,282          5,038
  Government National Mortgage Association, Pool #44783 ..............    Aaa/AAA*      13.00      1/15/11     22,242         26,169
  Government National Mortgage Association, Pool #45753 ..............    Aaa/AAA*      13.00      2/15/11     23,153         27,242
                                                                                                                        ------------
                                                                                                                           6,442,465
                                                                                                                        ------------
TENNESSEE VALLEY AUTHORITY -- 4.7%
  Tennessee Valley Authority, Putable 4/1/98 @ 100 ...................    Aaa/AAA*       5.98       4/1/36   4,000,000     4,028,712
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $27,728,048)..................................................                                                    27,969,178
                                                                                                                        ------------
U.S. GOVERNMENT OBLIGATIONS -- 16.4%
U.S. TREASURY BONDS/NOTES -- 16.4%
  U.S. Treasury Bonds ................................................    Aaa/AAA*       7.88      2/15/21   3,500,000     3,844,533
  U.S. Treasury Bonds ................................................    Aaa/AAA*       6.00      2/15/26   1,500,000     1,320,469
  U.S. Treasury Notes ................................................    Aaa/AAA*       6.38      4/30/99   1,500,000     1,505,625
  U.S. Treasury Notes ................................................    Aaa/AAA*       6.13     12/31/01   3,000,000     2,956,878
  U.S. Treasury Notes ................................................    Aaa/AAA*       7.00      7/15/06   4,220,000     4,308,358
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $13,964,348)..................................................                                                    13,935,863
                                                                                                                        ------------
                                                                                                              SHARES
                                                                                                             --------
CASH SWEEP ACCOUNT -- 1.4%
  Bank of New York (cost $1,180,881) .................................                                       1,180,881     1,180,881
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $84,146,419)(a) -- 99.1%......................                                                    84,237,976
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%.........................                                                       750,833
                                                                                                                        ------------
TOTAL NET ASSETS -- 100.0%............................................                                                  $ 84,988,809
                                                                                                                        ------------
                                                                                                                        ------------

---------------
Percentages indicated are based on net assets of $84,988,809.
 (a) Cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $    619,452
Unrealized depreciation.......      (527,895)
                                ------------
Net Unrealized appreciation...  $     91,557
                                ------------
                                ------------

 (b) Callable 6/14/97 @100 at option of this issuer or interest rate will step-up to 10.00%.
  * Implied rating.
 ** Variable rate security. Rate presented represents rate in effect at May 31,
    1997.
AMBAC -- AMBAC Indemnity Corporation.
CMO -- Collateralized Mortgage Obligation.
MBIA -- Municipal Bond Insurance Association.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        MOODY'S/S&P                MATURITY   PRINCIPAL      VALUE
                                                          RATINGS         RATE       DATE       AMOUNT      (NOTE 2)
                                                      ----------------  ---------  ---------  ----------  ------------
MUNICIPAL BONDS -- 98.5%
FLORIDA -- 81.8%
  Brevard County, Health Care Facility Authority
    Revenue, Holmes Regional, Callable 10/1/06 @ 101
    (Insured by MBIA)...............................        Aaa/AAA          5.63%   10/1/14  $2,550,000  $  2,577,668
  Charlotte County, Utility Revenue, Callable
    10/1/06 @ 102 (Insured by FGIC).................        Aaa/AAA          5.63    10/1/16   2,250,000     2,261,048
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102.................        A-*/BBB+         6.25    12/1/07     700,000       741,111
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102.................        A-*/BBB+         6.38    12/1/08     700,000       742,735
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102.................        A-*/BBB+         7.00    12/1/19   5,175,000     5,541,028
  Dade County, Aviation Revenue, Callable 10/1/06 @
    102, 10/1/08 @ 100 (Insured by MBIA) (AMT)......        Aaa/AAA          5.75    10/1/12   5,000,000     5,082,900
  Dade County, Industrial Development Authority
    Revenue, Dolphins Stadium Project, Series B (LC
    Societe Generale)**.............................        AA-/A-1+         3.85     1/1/16   2,200,000     2,200,000
  Dade County, Resource Recovery Facility Revenue,
    Callable 10/1/06 @ 102 (Insured by AMBAC)
    (AMT)...........................................        Aaa/AAA          5.50    10/1/13   2,000,000     1,982,820
  Escambia County, Pollution Control Revenue
    Refunding, Gulf Power Project, Callable 3/1/97 @
    102.............................................         A1/A+           6.75     3/1/22   1,250,000     1,276,050
  Florida State Board of Education, Capital Outlay,
    Callable 6/1/06 @ 101...........................        Aa2/AA+          5.25     6/1/16   2,500,000     2,434,075
  Florida State Board of Education, Capital Outlay,
    Callable 6/1/06 @ 101...........................         A2/AA+          5.00     6/1/18   3,000,000     2,819,850
  Florida State Power Agency, Callable 10/1/02 @ 102
    (Insured by FGIC)...............................        Aaa/AAA          5.25    10/1/21   1,500,000     1,414,440
  Florida State Turnpike Authority Revenue, Callable
    7/1/03 @ 101 (Insured by FGIC)..................        Aaa/AAA          5.00     7/1/15   3,000,000     2,837,580
  Gainesville, Utility System Revenue, Series B,
    Non-callable....................................         Aa/AA           6.50    10/1/11   3,000,000     3,395,340
  Jacksonville, Sales Tax Revenue, Renaissance
    Project, Callable 10/1/05 @ 101 (Insured by
    FGIC)...........................................        Aaa/AAA          5.65    10/1/14   5,000,000     5,059,250
  Jacksonville, Sales Tax Revenue, River City
    Project, Callable 10/1/05 @ 101 (Insured by
    FGIC)...........................................        Aaa/AAA          5.38    10/1/18   5,000,000     4,857,500
  Martin County, Industrial Development Authority
    Revenue, Indiantown Cogeneration PJ-A, Callable
    12/15/04 @ 102 (AMT)............................       Baa3/BBB-         7.88   12/15/25   2,500,000     2,825,475
  Martin County, Industrial Development Authority
    Revenue, Indiantown Cogeneration PJ-B, Callable
    12/15/04 @ 102 (AMT)............................       Baa3/BBB-         8.05   12/15/25   2,500,000     2,851,775
  Miami Beach, Water & Sewer Revenue, Callable
    9/1/05 @ 102 (Insured by FSA)...................        Aaa/AAA          5.38     9/1/15   2,250,000     2,236,860
  North Broward, Hospital District Revenue, Callable
    1/15/07 @ 101 (Insured by MBIA).................        Aaa/AAA          5.25    1/15/17   2,000,000     1,918,300
  Okaloosa County, Gas Distribution Tax Revenue,
    Callable 10/1/04 @ 102 (Insured by MBIA)........        Aaa/AAA          6.88    10/1/19   5,000,000     5,562,199

                                                        MOODY'S/S&P                MATURITY   PRINCIPAL      VALUE
                                                          RATINGS         RATE       DATE       AMOUNT      (NOTE 2)
                                                      ----------------  ---------  ---------  ----------  ------------
MUNICIPAL BONDS -- 98.5% (CONTINUED)
  Orange County, Health Facility Authority Revenue,
    Orlando Regional Health, Series A, Non-callable
    (Insured by MBIA)...............................        Aaa/AAA          6.25%   10/1/16  $4,520,000  $  4,957,039
  Orlando Utility Commission, Water &Electric
    Revenue Refunding, Sub-Series D, Non-callable...         Aa/AA-          6.75    10/1/17   3,000,000     3,502,050
  Palm Beach County, Solid Waste Authority Revenue,
    mandatory redemption in full on 7/1/10, (Insured
    by AMBAC).......................................        Aaa/AAA          6.00    10/1/10   6,000,000     6,442,079
  Pensacola Airport Revenue, callable 10/1/07 @ 102,
    (insured by MBIA) (AMT).........................        Aaa/AAA          5.63    10/1/14   2,000,000     1,994,340
  Polk County, Industrial Development Authority,
    Solid Waste Disposal Facility Revenue, Callable
    12/1/06 @ 102, (AMT)............................        Aa2/AA           5.85    12/1/30   5,000,000     5,010,350
  South Miami Health Facilities, Callable 10/1/05 @
    102 (Insured by MBIA)...........................        Aaa/AAA          5.38    10/1/16   4,000,000     3,891,880
  Sunrise Lakes, Phase 4 Recreation District
    Revenue, Unlimited General Obligation Bonds,
    Series A, Callable 8/1/05 @ 102.................      BBB-*/BBB-         6.75     8/1/24   2,500,000     2,703,225
  Tallahassee Utility Revenue Bonds, Pre-Refunded
    10/1/99 @ 102...................................        Aaa/AA-          6.90    10/1/99   1,000,000     1,075,810
  Tampa Sports Authority Sales Tax, Tampa Bay Arena,
    Non-callable (Insured by MBIA)..................        Aaa/AAA          5.75    10/1/15   2,500,000     2,593,425
                                                                                                          ------------
                                                                                                            92,788,202
                                                                                                          ------------
GUAM -- 10.7%
  Guam Airport Authority, Revenue Bonds, Series 1993
    A, Callable 10/1/03 @ 102.......................         NR/BBB          6.38    10/1/10   3,820,000     3,913,743
  Guam Airport Authority, Revenue Bonds, Series B,
    Callable 10/1/03 @ 102 (AMT)....................         NR/BBB          6.40    10/1/05   2,435,000     2,503,521
  Guam Government, Series A, Callable 3/1/99 @ 100..         NR/BBB          5.75     9/1/04   2,500,000     2,515,050
  Guam Power Authority, Revenue Bonds, Series A,
    Callable 10/1/04 @ 102, 10/1/06 @ 100...........         NR/BBB          6.75    10/1/24   3,000,000     3,159,840
                                                                                                          ------------
                                                                                                            12,092,154
                                                                                                          ------------
PUERTO RICO -- 6.0%
  Puerto Rico Commonwealth, Non-callable, (Insured
    by MBIA)........................................        Aaa/AAA          6.50     7/1/15   4,190,000     4,735,915
  Puerto Rico, Electric Power Authority Power
    Revenue Series AA, callable 7/1/07 @ 101.50,
    (Insured by MBIA)...............................        Aaa/AAA          5.25     7/1/17   1,000,000       971,550
  Puerto Rico, Industrial Tourist EDL Medical &
    Environmental Control Facility Financing
    Authority, Hospital Revenue Bond 1995, Auxilio
    Mutuo Obligation Group, Series A, Callable
    1/1/05 @ 102 (Insured by MBIA)..................        Aaa/AAA          6.25     7/1/16   1,000,000     1,057,910
                                                                                                          ------------
                                                                                                             6,765,375
                                                                                                          ------------

TOTAL MUNICIPAL BONDS (COST $106,887,808)...........                                                       111,645,731
                                                                                                          ------------

                                                                                                                 VALUE)
                                                                                               PRINCIPAL       (NOTE 2
                                                                                                  AMOUNT              --------------
                                                                                              ----------
OPEN-END INVESTMENT COMPANIES -- 0.6%
  Dreyfus Municipal Cash Management Plus Fund.......                                          $  690,954  $    690,954
  Provident Institutional Municipal Fund............                                                   1             1
  Valiant Tax-Free Money Market Fund................                                                   1             1
                                                                                                          ------------

TOTAL OPEN-END INVESTMENT COMPANIES (COST
  $690,956).........................................                                                           690,956
                                                                                                          ------------

TOTAL INVESTMENTS (COST $107,578,764)(a) -- 99.1%...                                                       112,336,687

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%.......                                                         1,037,436
                                                                                                          ------------

TOTAL NET ASSETS -- 100.0%..........................                                                      $113,374,123
                                                                                                          ------------
                                                                                                          ------------

---------------
Percentages indicated are based on net assets of $113,374,123.
 (a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  4,819,210
Unrealized depreciation.......       (61,287)
                                ------------
Net unrealized appreciation...  $  4,757,923
                                ------------
                                ------------

  * Fitch Investors rating.
 ** Variable rate security. Rate presented represents rate in effect at May 31,
    1997.
AMBAC -- AMBAC Indemnity Corporation.
AMT -- Interest on security is subject to Federal Alternative Minimum Tax.
FGIC -- Financial Guaranty Insurance Corporation.
FSA -- Financial Security Assurance Holding.
LC -- Letter of Credit.
MBIA -- Municipal Bond Insurance Association.
NR -- No Moody's rating available.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                          AMORTIZED
                                                     MOODY'S/S&P               MATURITY    PRINCIPAL         COST
                                                       RATINGS        RATE       DATE        AMOUNT        (NOTE 2)
                                                   ---------------  ---------  ---------  ------------  --------------
BANK NOTES -- 15.4%
DOMESTIC -- 13.5%
  Bank of New York, Bank Note....................        P-1/A-1         5.80%    3/3/98  $ 44,000,000  $   43,984,124
  Bankers Trust Company -- Variable Rate Medium
    Term Note*...................................        P-1/A-1+        5.63     6/3/97    40,000,000      39,987,914
  Boatmans First National Bank Of Kansas City --
    Variable Rate Bank Note*.....................        P-1/A-1         5.69     6/2/97    38,000,000      38,000,000
  J.P. Morgan Securities, Bank Note..............        P-1/A-1+        0.00     4/1/98    40,000,000      38,124,611
  MBNA America Bank -- Variable Rate Bank Note...        P-1/F-1+**      5.68    6/13/97    50,000,000      50,000,001
  Morgan Stanley -- Variable Rate Bank Note*.....        P-1/A-1+        5.76    8/18/97    37,000,000      37,000,000
  Northern Trust, Bank Note......................        P-1/A-1+        5.75     3/4/98    45,000,000      44,967,334
                                                                                                        --------------
                                                                                                           292,063,984
                                                                                                        --------------
FOREIGN -- 1.9%
  Berliner Handels-Und Frankfurter Bank, Floating
    Rate Bank Note*..............................        P-1/A-1+        5.70     6/2/97    40,000,000      39,998,250
                                                                                                        --------------
TOTAL BANK NOTES (AMORTIZED COST $332,062,234)...                                                          332,062,234
                                                                                                        --------------
CERTIFICATES OF DEPOSIT -- DOMESTIC -- 12.8%
  Bank Of America, San Francisco Branch..........        P-1/A-1         5.50    6/20/97    25,000,000      25,000,000
  Fifth Third Bank...............................        P-1/A-1+        5.40     6/9/97    40,000,000      39,999,430
  Old Kent Bank, Grand Rapids....................        P-1/A-1         5.60     6/3/97    25,000,000      25,000,000
  Old Kent Bank, Grand Rapids....................        P-1/A-1         5.62     7/7/97    35,000,000      35,000,000
  Regions Bank...................................        P-1/A-1+        5.65    9/17/97    40,000,000      40,000,000
  South Trust Bank -- Variable Rate*.............        P-1/A-1         5.65     6/2/97    75,000,000      74,980,792
  Union Bank of California.......................        P-1/A-1         5.55    7/16/97    35,000,000      35,000,000
                                                                                                        --------------
TOTAL CERTIFICATES OF DEPOSIT -- DOMESTIC
  (AMORTIZED COST $274,980,222)..................                                                          274,980,222
                                                                                                        --------------
CERTIFICATES OF DEPOSIT --
  EURO -- 1.6%
  Australia & New Zealand Bank, London Branch
    (amortized cost $35,000,460).................        P-1/A-1         5.62    6/25/97    35,000,000      35,000,460
                                                                                                        --------------
CERTIFICATES OF DEPOSIT -- YANKEE -- 6.7%
  Abbey National Treasury plc, New York
    Branch*......................................        P-1/A-1+        5.65     6/2/97    50,000,000      49,978,916
  Bank of Nova Scotia, New York Branch...........        P-1/A-1+        5.45    6/17/97    25,000,000      25,000,000
  Canadian Imperial Bank of Commerce, New York
    Branch.......................................        P-1/A-1+        5.66     7/7/97    35,000,000      35,000,347
  National Bank of Canada, New York Branch.......        P-1/A-1         5.48    6/12/97    35,000,000      35,000,000
                                                                                                        --------------
TOTAL CERTIFICATES OF DEPOSIT -- YANKEE
  (AMORTIZED COST $144,979,263)..................                                                          144,979,263
                                                                                                        --------------

                                                                                                          AMORTIZED
                                                     MOODY'S/S&P               MATURITY    PRINCIPAL         COST
                                                       RATINGS        RATE       DATE        AMOUNT        (NOTE 2)
                                                   ---------------  ---------  ---------  ------------  --------------
COMMERCIAL PAPER -- 26.4%
DOMESTIC -- 19.4%
  Aetna Services Inc.............................        P-1/A-1         5.57%    6/5/97  $ 20,000,000  $   19,987,622
  American Home Products.........................        P-1/D-1**       5.60    6/23/97    39,150,000      39,016,020
  Banker's Trust Company.........................        P-1/A-1+        5.43    10/6/97    50,000,000      49,042,209
  Chrysler Financial Corp........................      D-1**/A-1         5.58    6/16/97    30,000,000      29,930,250
  Chrysler Financial Corp........................      D-1**/A-1         5.72    7/22/97    30,000,000      29,756,900
  Chrysler Financial Corp........................      D-1**/A-1         5.60    7/29/97    35,000,000      34,684,222
  Countrywide Funding Corp.......................      F-1**/A-1         5.57    7/17/97    35,000,000      34,750,897
  Daewoo International (America) Corp.
    (LC Credit Suisse Bank)......................        P-1/A-1+        5.60    6/19/97    25,000,000      24,930,000
  Mitsubishi Motors Credit of America, Inc.
    (LC Bank of Tokyo Mitsubishi Bank, Ltd.).....        P-1/A-1         5.60    6/12/97    13,100,000      13,077,584
  Mitsubishi Motors Credit of America, Inc.
    (LC Bank of Tokyo Mitsubishi Bank, Ltd.).....        P-1/A-1         5.60    6/10/97    31,000,000      30,956,600
  Orix America Inc...............................        P-1/A-1         5.67     7/7/97    25,500,000      25,355,415
  Sanwa Business Credit, Inc.....................      D-1**/A-1         5.56     6/4/97    12,500,000      12,494,115
  Sanwa Business Credit, Inc.....................      D-1**/A-1         5.60    6/26/97    35,000,000      34,863,889
  Sanwa Business Credit, Inc.....................      D-1**/A-1         5.56    7/11/97    37,000,000      36,767,722
                                                                                                        --------------
                                                                                                           415,613,445
                                                                                                        --------------

FOREIGN -- 7.0%
  Akzo Nobel NV..................................        P-1/A-1         5.64    7/24/97    26,000,000      25,784,113
  Bradford & Bingley Building Society............        P-1/A-1         5.33     8/7/97    25,000,000      24,752,007
  Bradford & Bingley Building Society............        P-1/A-1         5.45    8/11/97    25,000,000      24,731,285
  Lehman Brothers plc............................      D-1**/A-1         5.67    7/14/97    35,000,000      34,762,963
  Nacional Financiera SNC (LC Societe Generale
    Bank)........................................        P-1/A-1+        5.71    7/22/97    40,000,000      39,676,433
                                                                                                        --------------
                                                                                                           149,706,801
                                                                                                        --------------
TOTAL COMMERCIAL PAPER (AMORTIZED COST
  $565,320,246)..................................                                                          565,320,246
                                                                                                        --------------
CORPORATE OBLIGATIONS -- 19.8%
  Beta Finance, Inc. -- Convertible Variable Rate
    Medium Term Note*(c).........................        P-1/A-1+        5.66     6/2/97    25,000,000      25,000,000
  C.S. First Boston Corp., -- Extendable Variable
    Rate Medium Term Note*(d)....................        P-1/A-1         5.69    6/18/97    35,000,000      35,000,000
  C.S. First Boston Corp., -- Extendable Variable
    Rate Medium Term Note*(d)....................        P-1/A-1         5.69    6/18/97    15,000,000      15,000,000
  Dean Witter -- Variable Rate Medium Term
    Note*........................................        P-1/A-1         6.02    6/18/97    10,000,000      10,007,159
  Dean Witter Discover -- Variable Rate Medium
    Term Note*...................................        P-1/A-1         5.79    6/18/97    42,000,000      42,036,658
  General Motors Acceptance Corp. -- Variable
    Rate Medium Term Note........................        P-1/D-1**       5.42     6/6/97    40,000,000      39,999,455
  Goldman Sachs & Co.,-- Variable Rate Promissory
    Note*........................................        P-1/A-1+        5.69     6/9/97    50,000,000      50,000,000
  Merrill Lynch & Co., -- Variable Rate Medium
    Term Note*...................................        P-1/A-1+        5.65    6/16/97    65,000,000      65,000,001
  Morgan Stanley -- Variable Rate Medium Term
    Note*........................................        P-1/A-1+        5.54    8/18/97    50,000,000      50,000,000
  Sigma Finance, Inc., -- Medium Term Note(c)....        P-1/A-1+        5.80     3/3/98    43,000,000      43,000,000

                                                                                                          AMORTIZED
                                                     MOODY'S/S&P               MATURITY    PRINCIPAL         COST
                                                       RATINGS        RATE       DATE        AMOUNT        (NOTE 2)
                                                   ---------------  ---------  ---------  ------------  --------------
CORPORATE OBLIGATIONS -- 19.8%
  (CONTINUED)
  SMM Trust 1996-B -- Variable Rate Medium Term
    Note*(c).....................................        P-1/A-1+        5.74%    6/4/97  $ 30,000,000  $   30,000,000
  U.S. Leasing Capital Corp. -- Variable Rate
    Medium Term Note.............................        P-1/A-1         5.88    7/28/97    20,000,000      20,004,144
                                                                                                        --------------
TOTAL CORPORATE OBLIGATIONS (AMORTIZED COST
  $425,047,417)..................................                                                          425,047,417
                                                                                                        --------------
MASTER NOTES -- 2.3%
  Lehman Brothers plc, Master Note (amortized
    cost $50,000,000)............................      D-1**/A-1         5.77     6/6/97    50,000,000      50,000,000
                                                                                                        --------------
TIME DEPOSITS -- 3.3%
  American Express Central Bank, Grand Cayman
    Branch.......................................        P-1/A-1         5.59     6/5/97    25,000,000      25,000,000
  Bank of Scotland, Grand Cayman Branch..........        P-1/A-1+        5.63    6/30/97    20,000,000      20,000,000
  South Trust Bank, Grand Cayman Branch..........        P-1/A-1         5.75    8/18/97    25,000,000      25,000,000
                                                                                                        --------------
TOTAL TIME DEPOSITS (AMORTIZED COST
  $70,000,000)...................................                                                           70,000,000
                                                                                                        --------------
REPURCHASE AGREEMENTS -- 11.7%
  C.S. First Boston Corp., dated 5/30/97 with a
    maturity value of $88,548,366 (Collateralized
    by $108,496,453 Federal National Mortgage
    Association, 5.00% -- 10.00%, various
    maturities, market value -- $90,755,987).....                        5.62     6/2/97    88,506,915      88,506,915
  Fuji Securities, Inc., dated 5/30/97, with a
    maturity value of $88,548,366 (Collateralized
    by $105,861,000 U.S. Treasury Securities,
    0.00% -- 13.75%, 10/31/97 -- 1/15/30, market
    value -- $90,278,003)........................                        5.62     6/2/97    88,506,915      88,506,915
  Salomon Brothers, Inc., dated 5/30/97, with a
    maturity value of $75,035,187 (Collateralized
    by $116,483,898 Federal National Mortgage
    Corp., 5.50% -- 9.00%, 5/1/00 -- 5/1/27,
    market value -- $76,806,873).................                        5.63     6/2/97    75,000,000      75,000,000
                                                                                                        --------------
TOTAL REPURCHASE AGREEMENTS (AMORTIZED COST
  $252,013,830)..................................                                                          252,013,830
                                                                                                        --------------
TOTAL INVESTMENTS (AMORTIZED COST
  $2,149,403,672)(a) -- 100.0%...................                                                        2,149,403,672
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (0.0%).........................................                                                             (126,493)
                                                                                                        --------------
TOTAL NET ASSETS -- 100.0%.......................                                                       $2,149,277,179
                                                                                                        --------------
                                                                                                        --------------

---------------
Percentages indicated are based on net assets of $2,149,277,179.
 (a) Cost for federal income tax and financial reporting purposes are the same.
(b) 144a security which is restricted as to resale to institutional investors.
 (c) Security is restricted.
 * Variable rate security. Rate presented represents rate in effect at May 31, 1997. Maturity date reflects the next rate change date.
 ** Duff Phelps or Fitch Investors ratings.
LC -- Letter of Credit.
plc -- Public Limited Company.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           AMORTIZED
                                                      MOODY'S/S&P              MATURITY     PRINCIPAL         COST
                                                        RATINGS       RATE       DATE        AMOUNT         (NOTE 2)
                                                      -----------  ----------  ---------  -------------  --------------
U.S. GOVERNMENT OBLIGATIONS -- 61.9%
U.S. TREASURY NOTES -- 56.7%
  U.S. Treasury Note**..............................     Aaa/AAA*       6.13%    5/31/97  $ 200,000,000  $  200,003,843
  U.S. Treasury Note................................     Aaa/AAA*       5.63     6/30/97    100,000,000     100,026,935
  U.S. Treasury Note................................     Aaa/AAA*       5.88     7/31/97     30,000,000      30,030,847
  U.S. Treasury Note................................     Aaa/AAA*       6.50     8/15/97     25,000,000      25,047,392
  U.S. Treasury Note***.............................     Aaa/AAA*       6.00     8/31/97     90,000,000      90,085,890
  U.S. Treasury Note................................     Aaa/AAA*       5.75     9/30/97     40,000,000      40,026,337
  U.S. Treasury Note****............................     Aaa/AAA*       5.38    11/30/97     50,000,000      49,924,976
                                                                                                         --------------
                                                                                                            535,146,220
                                                                                                         --------------

U.S. TREASURY STRIPS -- 5.2%
  U.S. Treasury Strips..............................     Aaa/AAA*         N/A   11/15/97     50,000,000      48,750,276
                                                                                                         --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (AMORTIZED COST $583,896,496).....................                                                        583,896,496
                                                                                                         --------------

REPURCHASE AGREEMENTS -- 45.7%
  C.S. First Boston Corp., dated 5/30/97 with a
    maturity value of $88,263,427 (Collateralized by
     $89,752,000 U.S. Treasury Notes, 5.88% - 6.13%,
    1/31/99 - 12/31/01, market value -
     $90,405,172)...................................                    5.53      6/2/97     88,222,771      88,222,771
  Merrill Lynch Securities, Inc., dated 5/30/97 with
    a maturity value of $81,186,444 (Collateralized
    by $145,152,588 Government National Mortgage
    Assoc., 6.00% - 11.50%, various maturity dates,
    market value - $81,601,834).....................                    5.62      9/2/97     80,000,000      80,000,000
  Prudential Bache, dated 5/30/97 with a maturity
    value of $175,081,083 (Collateralized by
     $187,140,309 U.S. Treasury Notes and Government
    National Mortgage Assoc., 5.63% - 10.50%, 1/1/00
    - 7/16/24, market value - $178,500,336).........                    5.56      6/2/97    175,000,000     175,000,000
  Smith Barney, dated 5/30/97 with a maturity value
    of $88,263,573 (Collateralized by $90,127,000
    U.S. Treasury securities, 0.00% - 6.25%, 9/11/97
    - 8/31/00, market value - $89,987,690)..........                    5.55      6/2/97     88,222,770      88,222,770
                                                                                                         --------------
TOTAL REPURCHASE AGREEMENTS (AMORTIZED COST
  $431,445,541).....................................                                                        431,445,541
                                                                                                         --------------
TOTAL INVESTMENTS (AMORTIZED COST $1,015,342,037)(a)
  -- 107.6%.........................................                                                      1,015,342,037
                                                                                                         --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- 7.6%.......                                                        (71,427,992)
                                                                                                         --------------
TOTAL NET ASSETS -- 100.0%..........................                                                     $  943,914,045
                                                                                                         --------------
                                                                                                         --------------

---------------
Percentages indicated are based on net assets of $943,914,045.
N/A -- Not applicable.
   * Implied rating.
  ** Security matured on a weekend. Actual cash settlement was 6/2/97.
 *** Security matured on a weekend. Actual cash settlement will be 9/1/97. **** Security matured on a weekend. Actual cash settlement will be 12/1/97.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           AMORTIZED
                                                        MOODY'S/S&P               MATURITY   PRINCIPAL       COST
                                                          RATINGS        RATE       DATE      AMOUNTS      (NOTE 2)
                                                      ---------------  ---------  ---------  ----------  -------------
MUNICIPAL SECURITIES -- 99.7%
ALABAMA -- 0.3%
  Homewood Industrial Development Board, Revenue
    Bonds, Keebler Co. Project (LC Bank of Nova
    Scotia)* .......................................         NR/NR          4.00%    6/4/97  $  560,000  $     560,000
                                                                                                         -------------

ALASKA -- 2.4%
  Valdez Marine Terminal Revenue, ARCO Transnational
    Alaska, Inc.,
    (LC Atlantic Richfield Co.), Commercial
    Paper* .........................................      VMIG1/A-1         3.45    6/13/97   4,100,000      4,100,000
                                                                                                         -------------

ARIZONA -- 3.8%
  Salt River Project Agricultural Improvement &
    Power District* ................................        P-1/A-1+        3.45    6/12/97   3,000,000      3,000,000
  Salt River Project Agricultural Improvement &
    Power District* ................................        P-1/A-1+        3.45    6/13/97   3,600,000      3,600,000
                                                                                                         -------------
                                                                                                             6,600,000
                                                                                                         -------------
ARKANSAS -- 2.9%
  Arkansas State Development Financial Authority
    Industrial Facilities Revenue, Potatch Corp.
    Project (AMT) (LC Credit Suisse)* ..............         NR/A-1+        4.00     6/4/97   5,050,000      5,050,000
                                                                                                         -------------

CALIFORNIA -- 2.1%
  California State Revenue Anticipation Note, Series
    A* .............................................       MIG1/Sp1         4.50    6/30/97   3,700,000      3,701,498
                                                                                                         -------------

FLORIDA -- 3.6%
  Jacksonville Electric Authority, Series D-1* .....        P-1/A-1+        3.80    8/11/97   2,300,000      2,300,000
  St. Lucie County, Pollution Control, Florida Power
    & Light Co. Project, Series 1994 B* ............      VMIG1/A-1+        3.65    6/11/97   3,900,000      3,900,000
                                                                                                         -------------
                                                                                                             6,200,000
                                                                                                         -------------
GEORGIA -- 7.2%
  Burke County, Development Authority Pollution
    Control, Revenue Bonds, Oglethorpe Power Corp.,
    Class A (Insured by AMBAC)* ....................        Aaa/AAA**       3.60    12/1/97   1,400,000      1,400,000
  Floyd County, Development Authority Environmental
    Improvement, Revenue Bonds, Georgia Kraft Co.
    Project (LC Banque Nationale Paris)*, VRN,
    12/1/15 ........................................        P-1/NR          4.10     6/2/97   3,200,000      3,200,000

                                                                                                           AMORTIZED
                                                        MOODY'S/S&P               MATURITY   PRINCIPAL       COST
                                                          RATINGS        RATE       DATE      AMOUNTS      (NOTE 2)
                                                      ---------------  ---------  ---------  ----------  -------------
GEORGIA -- 7.2% (CONTINUED)
  Gwinnett County Development Authority, Variable
    Revenue Bonds, Wesleyan School Project (LC
    Suntrust Bank)* ................................        Aa3/NR**        3.95%    6/4/97  $1,000,000  $   1,000,000
  Monroe County Development Authority, Pollution
    Control Revenue Bond, Georgia Power Co., Plant
    Scherer Project, 1st Series* ...................      VMIG1/A-1         4.20     6/2/97   3,700,000      3,700,000
  Rockdale County, Hospital Authority Revenue (LC
    Trust County Bank)* ............................      VMIG1/NR          3.95     6/4/97   3,125,000      3,125,000
                                                                                                         -------------
                                                                                                            12,425,000
                                                                                                         -------------
ILLINOIS -- 13.7%
  Chicago O'Hare International Airport Revenue,
    American Airlines, Inc., Series B (LC Royal Bank
    of Canada)* ....................................        P-1/NR          4.05     6/2/97   1,200,000      1,200,000
  Illinios Health Facility Authority, Suburban West
    Hospital Medical Center, Series 1991 (LC First
    National Bank -- Chicago)* .....................      VMIG1/NR          3.90     6/2/97   4,200,000      4,200,000
  Illinois Development Finance Authority, Addison
    450 LP Project (LC American National Bank &
    Trust)* ........................................        Aa3/NR**        4.00     6/4/97   1,400,000      1,400,000
  Illinois Educational Facilities Authority Revenue
    Bonds, DePaul University, Series CP-1 (LC
    Northern Trust)* ...............................      VMIG1/A-1+        3.90     6/4/97   4,000,000      4,000,000
  Illinois Educational Facilities Authority Revenue
    Bonds, Field Museum National History (LC
    Northern Trust, Chicago)* ......................      VMIG1/NR          3.90     6/4/97   2,300,000      2,300,000
  Illinois Health Facilities Authority Revenue
    Bonds, University of Chicago Project* ..........      VMIG1/A-1+        3.55     7/2/97   6,500,000      6,500,000
  Illinois Health Facilities Authority Revenue,
    Gottlieb Health, Inc. (LC Harris Trust & Savings
    Bank)* .........................................      VMIG1/NR          3.90     6/4/97   1,000,000      1,000,000
  Illinois Health Facilities Authority Revenue,
    Northwestern Memorial Hospital* ................      VMIG1/NR          4.00     6/2/97     200,000        200,000
  Illinois Student Assistance, Series A (LC First
    National Bank -- Chicago)* .....................      VMIG1/NR          4.00     6/4/97   3,000,000      3,000,000
                                                                                                         -------------
                                                                                                            23,800,000
                                                                                                         -------------
INDIANA -- 12.2%
  City of Whiting, Sewage and Solid Waste, AMOCO Oil
    Co. Project* ...................................      VMIG1/NR          4.25     6/2/97   6,000,000      6,000,000
  Evansville Industrial Development Revenue Bonds,
    Keebler Co. Project (LC Bank of Nova Scotia)* ..         NR/NR          4.00     6/4/97     505,000        505,000
  Gary Environmental Improvement Revenue, U.S. Steel
    Corp. Project (LC Bank of Nova Scotia)* ........        P-1/A-1+        3.85    6/16/97   1,000,000      1,000,000
  Indiana Educational Facilities Revenue Bonds,
    University of Notre Dame, Dular Project* .......      VMIG1/NR          3.80     6/4/97   4,800,000      4,800,000
  Indiana Health Facilities, Financing Authority
    Revenue (LC Comerica Bank)* ....................      VMIG1/NR          4.00     6/4/97   1,000,000      1,000,000

                                                                                                           AMORTIZED
                                                        MOODY'S/S&P               MATURITY   PRINCIPAL       COST
                                                          RATINGS        RATE       DATE      AMOUNTS      (NOTE 2)
                                                      ---------------  ---------  ---------  ----------  -------------
INDIANA -- 12.2% (CONTINUED)
  Indiana Hospital Revenue Bonds, Series A, (Insured
    by MBIA)* ......................................      VMIG1/A-1         4.00%    6/4/97  $4,100,000  $   4,100,000
  Indiana State Development Finance Authority,
    Mid-America Project (LC Union Bank of
    Switzerland)* ..................................         NR/A-1+        4.10     6/4/97   3,800,000      3,800,000
                                                                                                         -------------
                                                                                                            21,205,000
                                                                                                         -------------
KANSAS -- 1.5%
  Wamego Kansas Pollution Control, Utilicorp United,
    Inc. Project (LC Suisse 1st Bostne)* ...........        P-1/A-1+        3.90     6/4/97   2,600,000      2,600,000
                                                                                                         -------------

LOUISIANA -- 3.0%
  Plaquemines Port Harbor & Terminal Dist. Marine
    Terminal Facilities Rev. Ref. Electric Coal
    Transfer Corp., Commercial Paper* ..............        P-1/A-1+        3.85    6/11/97   5,275,000      5,275,000
                                                                                                         -------------

MICHIGAN -- 1.7%
  Michigan State Housing Development Authority
    Revenue Bonds, Rental Housing, Series C Revenue
    (LC Credit Suisse)* ............................         NR/A-1+        3.90     6/4/97   2,050,000      2,050,000
  Monroe County, Economic Development Corp. Limited
    Obligation, Detriot Edison, Series CC (LC
    Barclays Bank)* ................................        P-1/NR          4.00     6/2/97     900,000        900,000
                                                                                                         -------------
                                                                                                             2,950,000
                                                                                                         -------------
MINNESOTA -- 2.7%
  Becker Pollution Control Revenue Bonds, Northern
    States Power Co., Series 1993A* ................        P-1/A-1+        3.75    8/15/97   4,600,000      4,600,000
                                                                                                         -------------

MISSISSIPPI -- 1.7%
  Mississippi Business Finance Corp., Series 1996,
    Mississippi College Project, (LC
    Nationsbank)* ..................................         NR/A-1+        3.95     9/1/06   3,000,000      3,000,000
                                                                                                         -------------

MONTANA -- 1.7%
  Forsythe Pollution Control Revenue Bonds, Portland
    General Electric Co. (AMT) (LC Banque Nationale
    Paris)* ........................................      VMIG1/NR          4.05     6/2/97   2,900,000      2,900,000
                                                                                                         -------------

NEW YORK -- 3.6%
  New York City Municipal Water Financial Authority
    Commercial, (LC Canadian Imperial Bank of
    Commerce)* .....................................        P-1/A-1+        3.70    7/31/97   4,800,000      4,800,000
  New York City Municipal Water Financial
    Authority* .....................................        P-1/A-1+        3.80    7/31/97   1,500,000      1,500,000
                                                                                                         -------------
                                                                                                             6,300,000
                                                                                                         -------------

                                                                                                           AMORTIZED
                                                        MOODY'S/S&P               MATURITY   PRINCIPAL       COST
                                                          RATINGS        RATE       DATE      AMOUNTS      (NOTE 2)
                                                      ---------------  ---------  ---------  ----------  -------------
NORTH CAROLINA -- 2.3%
  North Carolina Eastern Municipal Power Agency
    Power Systems Revenue, Series B, (LC Union Bank
    of Switzerland) (LC Morgan Guaranty Trust)* ....         NR/A-1+        3.85%   8/21/97  $4,025,000  $   4,025,000
                                                                                                         -------------

NORTH DAKOTA -- 0.6%
  Grand Forks Hospital Facilities Revenue Bond,
    United Hospital Obligations Group Project, (LC
    Lasalle National Bank)* ........................      VMIG1/NR          4.10     6/2/97   1,100,000      1,100,000
                                                                                                         -------------

OHIO -- 0.6%
  Summit County Revenue Bond (LC Bank of Nova
    Scotia)* .......................................         NR/NR          4.00     3/1/05     995,000        995,000
                                                                                                         -------------

PENNSYLVANIA -- 0.6%
  Allegheny County Hospital Development Authority,
    Health Center Development, Series B (LC PNC Bank
    N.A.)* .........................................         NR/A-1+        3.45    6/11/97   1,000,000      1,000,000
                                                                                                         -------------

SOUTH DAKOTA -- 3.1%
  Lawrence County, Pollution Control Revenue Bonds,
    Homestake (LC Bank of Nova Scotia)* ............        P-1/A-1+        3.90     6/4/97   5,300,000      5,300,000
                                                                                                         -------------

TENNESSEE -- 2.9%
  Sullivan County Industrial Development Board
    Revenue Bonds, Modern Forge Co. Project, Series
    90 (AMT) (LC Northern Trust)* ..................         NR/A-1+        4.15     7/1/10   5,000,000      5,000,000
                                                                                                         -------------

TEXAS -- 15.7%
  Angelina & Neches River Authority, Industrial
    Development Corp., Temple Inland Project, Series
    C (LC Credit Suisse)* ..........................        P-1/NR          4.00     6/2/97     600,000        600,000
  Brazos River Authority Pollution Control Revenue
    Bonds, Texas Utilities Electric Co., Series
    1996-A (Insured by AMBAC)* .....................      VMIG1/NR          4.25     6/2/97     500,000        500,000
  Brazos River, Harbor Navigation District* ........        P-1/A-1         3.80    8/12/97   3,500,000      3,500,000
  Brazos River, Harbor Navigation District, Dow
    Chemical Co.* ..................................        P-1/A-1         3.85    8/14/97   1,700,000      1,700,000
  City of San Antonio, Water System* ...............        P-1/A-1         3.45    6/12/97   4,000,000      4,000,000
  Harris County Health Facilities, Series B, St.
    Lukes Episcopal Hospital Project* ..............         NR/A-1+        4.05     6/2/97   2,200,000      2,200,000
  Harris County Industrial Development Corp.,
    Pollution Control Revenue Bonds, Exxon Corp.
    Series 1984 A* .................................         NR/A-1+        4.00     6/2/97   2,500,000      2,500,000
  Harris County, Health Facilities Development Corp.
    Hospital Revenue Bonds, Memorial Hospital
    System, (LC Societe General)* ..................      VMIG1/NR          3.45     6/2/97   6,600,000      6,600,000

                                                                                                           AMORTIZED
                                                        MOODY'S/S&P               MATURITY   PRINCIPAL       COST
                                                          RATINGS        RATE       DATE      AMOUNTS      (NOTE 2)
                                                      ---------------  ---------  ---------  ----------  -------------
TEXAS -- 15.7% (CONTINUED)
  Port Authur Navigation District, Star Enterprises
    Project (AMT) (LC Swiss Bank)* .................         NR/A-1+        3.95%    6/4/97  $1,400,000  $   1,400,000
  Texas State, Tax and Revenue Anticipation Note ...       MIG1/Sp1+        4.75    8/29/97   4,000,000      4,007,687
                                                                                                         -------------
                                                                                                            27,007,687
                                                                                                         -------------
UTAH -- 1.7%
  Intermountain Power Agency, Power Supply Revenue
    Bonds, (LC Bank of America), Series 1985E ......        Aa3/AA-         3.75    7/16/97   2,900,000      2,900,000
                                                                                                         -------------

VIRGINIA -- 2.8%
  Louisa County, Industrial Development Authority,
    (LC NationsBank)* ..............................         NR/A+          3.95     1/1/20   4,930,000      4,930,000
                                                                                                         -------------

WASHINGTON -- 3.6%
  King County, Sewer Revenue Bonds, Series A* ......        Aa1/NR          3.80    9/16/97   4,500,000      4,500,000
  Washington State Health Care Facility Authority
    Revenue, Fred Hutchinson Cancer Research Center
    (LC Morgan Guaranty Trust)* ....................        Aaa/NR          4.10     6/2/97   1,700,000      1,700,000
                                                                                                         -------------
                                                                                                             6,200,000
                                                                                                         -------------
WYOMING -- 1.7%
  Gillette, Campbell City, Pollution Control
    Revenue, Pacificorp Project, Series 1988 (LC
    Deutsche Bank)* ................................        Aa1/AAA         3.80    8/11/97   3,000,000      3,000,000
                                                                                                         -------------
TOTAL MUNICIPAL SECURITIES (AMORTIZED COST
  $172,724,186)(A) -- 99.7%.........................                                                       172,724,186
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%                                                                  485,333
                                                                                                         -------------
TOTAL NET ASSETS -- 100.0%..........................                                                     $ 173,209,519
                                                                                                         -------------
                                                                                                         -------------

---------------
Percentages indicated are based on net assets of $173,209,519.
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate presented represents rate in effect at May 31, 1997. Maturity date reflects the next rate change date.
 ** Represents long-term ratings.
AMBAC -- AMBAC Indemnity Corporation.
AMT -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC -- Financial Guaranty Insurance Corporation.
LC -- Letter of Credit.
NR -- Not rated.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 EQUITY       INTERNATIONAL       SMALL
                                                                 EQUITY           VALUE          EQUITY       CAPITALIZATION
                                                                  FUND            FUND            FUND            FUND
                                                              -------------   -------------   -------------   -------------
ASSETS:
  Investments in securities, at value
    (cost $186,463,338, $9,345,557, $34,349,877
    and $123,170,749) ......................................  $ 259,158,294   $  10,539,764   $  38,313,284   $ 139,618,355
  Interest and dividends receivable ........................        250,426          28,668         159,184          52,360
  Receivable for capital shares issued .....................         29,020           1,878          21,990             250
  Receivable for investment securities sold ................      2,177,519          87,887        --             2,541,925
  Tax reclaim receivable ...................................       --              --                43,651        --
  Deferred organization costs ..............................       --                 8,905           8,883          19,741
  Prepaid expenses and other assets ........................         16,703        --                   462          16,927
                                                              -------------   -------------   -------------   -------------
Total assets ...............................................    261,631,962      10,667,102      38,547,454     142,249,558
                                                              -------------   -------------   -------------   -------------
LIABILITIES:
  Dividends payable ........................................         31,338          35,116        --              --
  Payable for capital shares redeemed ......................         71,712        --              --                 2,890
  Payable for investment securities purchased ..............      1,778,008        --                83,718       1,752,630
  Unrealized loss on forward foreign currency exchange
    contracts ..............................................       --              --                   306        --
  Accrued expenses and other liabilities:
    Investment Advisory fees ...............................        129,383           2,895          30,274         114,379
    Administration fees ....................................          2,203              88             327           1,188
    Shareholder Processing fees (Retail Shares) ............          8,387             111             534           1,953
    Combined Distribution and Service fees (Retail
      Shares) ..............................................          8,387             111             534           1,953
    Custodian and transfer agent fees ......................         43,481           7,106          22,438          22,958
    Audit and legal fees ...................................         13,557           5,957           5,725           7,272
    Other liabilities ......................................         25,291          43,480          36,464          18,780
                                                              -------------   -------------   -------------   -------------
Total liabilities ..........................................      2,111,747          94,864         180,320       1,924,003
                                                              -------------   -------------   -------------   -------------
NET ASSETS .................................................  $ 259,520,215   $  10,572,238   $  38,367,134   $ 140,325,555
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------
NET ASSETS:
  Retail Shares ............................................  $  41,597,233   $     608,843   $   1,786,314   $  10,421,135
  Institutional Shares .....................................    217,922,982       9,963,395      36,580,820     129,904,420
                                                              -------------   -------------   -------------   -------------
Total ......................................................  $ 259,520,215   $  10,572,238   $  38,367,134   $ 140,325,555
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST:
  Retail Shares ............................................      2,641,160          44,860         139,453         965,323
  Institutional Shares .....................................     13,754,657         733,598       2,843,934      11,909,044
                                                              -------------   -------------   -------------   -------------
Total ......................................................     16,395,817         778,458       2,983,387      12,874,367
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Retail Shares ............................................  $       15.75   $       13.57   $       12.81   $       10.80
  Institutional Shares .....................................          15.84           13.58           12.86           10.91
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par ....................  $      16,396   $         778   $       2,983   $      12,874
  Additional paid-in capital ...............................    173,576,445       9,230,907      33,413,411     143,046,070
  Accumulated undistributed net investment income (loss) ...        103,613              28         234,666        (484,302)
  Accumulated net realized gains (losses) on investment
    transactions ...........................................     13,128,805         146,318         752,742     (18,696,692)
  Net unrealized appreciation of investments ...............     72,694,956       1,194,207       3,963,332      16,447,605
                                                              -------------   -------------   -------------   -------------
Net Assets, May 31, 1997 ...................................  $ 259,520,215   $  10,572,238   $  38,367,134   $ 140,325,555
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

------------
See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Statements of Assets and Liabilities
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                     U.S.
                                                                                 SHORT-TERM       GOVERNMENT        MANAGED
                                                                 BALANCED       FIXED INCOME      SECURITIES          BOND
                                                                   FUND             FUND             FUND             FUND
                                                              --------------   --------------   --------------   --------------
ASSETS:
  Investments in securities, at value (cost $78,611,915,
     $71,578,180, $64,745,812 and $84,146,419)..............  $   92,989,342   $   71,483,871   $   65,236,553   $   84,237,976
  Interest and dividends receivable.........................         656,750        1,087,969          746,884        1,257,677
  Receivable for capital shares issued......................          36,500         --                  1,000           17,000
  Receivable for investment securities sold.................         725,806         --               --               --
  Unamortized organization costs............................          23,485           23,484         --                 23,617
  Prepaid expenses and other assets.........................           5,017           10,888            5,757            3,967
                                                              --------------   --------------   --------------   --------------
Total assets................................................      94,436,900       72,606,212       65,990,194       85,540,237
                                                              --------------   --------------   --------------   --------------
LIABILITIES:
  Dividends payable.........................................         598,196          346,349          341,018          436,650
  Payable for capital shares redeemed.......................           2,822              400           38,801           10,875
  Payable for investment securities purchased...............         380,456         --               --               --
  Accrued expenses and other liabilities:
    Investment Advisory fees................................          48,548           22,213           20,049           24,396
    Administration fees.....................................             803              612              555              714
    Shareholder Processing fees (Retail Shares).............           2,840              350            9,070              772
    Combined Distribution and Service fees (Retail Shares)..           1,506              350            4,641               24
    Custodian and transfer agent fees.......................          26,122            8,594           12,626           17,306
    Audit and legal fees....................................           7,377            5,764            5,877            5,698
    Other liabilities.......................................          25,133           14,758            4,774           44,993
                                                              --------------   --------------   --------------   --------------
Total liabilities...........................................       1,093,803          399,390          437,411          541,428
                                                              --------------   --------------   --------------   --------------
NET ASSETS..................................................  $   93,343,097   $   72,206,822   $   65,552,783   $   84,998,809
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
NET ASSETS:
  Retail Shares.............................................  $    7,228,639   $    1,619,455   $   21,558,946   $    1,914,801
  Institutional Shares......................................      86,114,458       70,587,367       43,993,837       83,084,008
                                                              --------------   --------------   --------------   --------------
Total.......................................................  $   93,343,097   $   72,206,822   $   65,552,783   $   84,998,809
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST:
  Retail Shares.............................................         570,299          163,055        2,140,738          190,783
  Institutional Shares......................................       6,852,348        7,104,965        4,380,612        8,316,854
                                                              --------------   --------------   --------------   --------------
Total.......................................................       7,422,647        7,268,020        6,521,350        8,507,637
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
Retail Shares...............................................  $        12.68   $         9.93   $        10.07   $        10.04
Institutional Shares........................................           12.57             9.94            10.04             9.99
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.....................  $        7,423   $        7,268   $        6,521   $        8,508
  Additional paid-in capital................................      77,793,583       72,450,472       68,756,743       85,493,107
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................          47,240         --                 (6,535)        --
  Accumulated net realized gains (losses) on investment
    transactions............................................       1,117,424         (156,608)      (3,694,687)        (594,363)
  Net unrealized appreciation (depreciation) of
    investments.............................................      14,377,427          (94,310)         490,741           91,557
                                                              --------------   --------------   --------------   --------------
Net Assets, May 31, 1997....................................  $   93,343,097   $   72,206,822   $   65,552,783   $   84,998,809
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------

------------
See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Statements of Assets and Liabilities
May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                 FLORIDA
                                                                TAX-EXEMPT         PRIME           TREASURY        TAX-EXEMPT
                                                                   FUND             FUND             FUND             FUND
                                                              --------------   --------------   --------------   --------------
ASSETS:
  Investments in securities, at value (cost $107,578,764 and amortized cost $1,897,389,842, $583,896,496 and
     $172,724,186)..........................................  $  112,336,687   $1,897,389,842   $  583,896,496   $  172,724,186
  Repurchase agreements (cost $0 and amortized cost
     $252,013,830, $431,445,541 and $0).....................        --            252,013,830      431,445,541         --
  Cash......................................................        --               --               --                  2,436
  Interest and dividends receivable.........................       1,695,685       10,655,101       12,799,771        1,059,056
  Receivable for capital shares issued......................          38,820         --               --               --
  Prepaid expenses and other assets.........................          26,239          122,150           64,271           21,854
                                                              --------------   --------------   --------------   --------------
Total assets................................................     114,097,431    2,160,180,923    1,028,206,079      173,807,532
                                                              --------------   --------------   --------------   --------------
LIABILITIES:
  Dividends payable.........................................         465,705        9,470,059        3,698,672          491,544
  Payable for capital shares redeemed.......................         160,114         --               --               --
  Payable for investment securities purchased...............        --               --             80,000,000         --
  Accrued expenses and other liabilities:
    Investment Advisory fees................................           8,669          374,081          179,507         --
    Sub-Advisory fees.......................................        --               --               --                 19,923
    Administration fees.....................................             961           18,273            7,893            1,472
    Shareholder Processing and Services fees (Service
      Shares)...............................................        --                289,924          154,229         --
    Shareholder Processing fees (Retail Shares).............          16,630          123,192           29,462           21,660
    Combined Distribution and Service fees (Retail
      Shares)...............................................          16,630          123,192           13,708            9,893
    Custodian and transfer agent fees.......................           2,411          318,178          140,320           36,915
    Audit and legal fees....................................           7,347           66,294           50,601           10,713
    Other liabilities.......................................          44,841          120,551           17,642            5,893
                                                              --------------   --------------   --------------   --------------
Total liabilities...........................................         723,308       10,903,744       84,292,034          598,013
                                                              --------------   --------------   --------------   --------------
NET ASSETS..................................................  $  113,374,123   $2,149,277,179   $  943,914,045   $  173,209,519
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
NET ASSETS:
  Retail Shares.............................................  $   78,040,817   $  572,128,690   $   65,734,243   $   58,515,489
  Institutional Shares......................................      35,333,306      610,954,588      347,500,208      114,030,727
  Service Shares............................................             N/A      966,193,901      530,679,594          663,303
                                                              --------------   --------------   --------------   --------------
Total.......................................................  $  113,374,123   $2,149,277,179   $  943,914,045   $  173,209,519
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST:
  Retail Shares.............................................       7,159,596      572,137,815       65,769,677       58,527,974
  Institutional Shares......................................       3,237,998      610,964,645      347,666,794      114,069,105
  Service Shares............................................             N/A      966,209,121      531,098,476          664,130
                                                              --------------   --------------   --------------   --------------
Total.......................................................      10,397,594    2,149,311,581      944,534,947      173,261,209
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Retail Shares.............................................  $        10.90   $         1.00   $         1.00   $         1.00
  Institutional Shares......................................           10.91             1.00             1.00             1.00
  Service Shares............................................             N/A             1.00             1.00             1.00
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.....................  $       10,398   $    2,149,312   $      944,535   $      173,261
  Additional paid-in capital................................     112,096,326    2,147,162,268      943,590,412      173,087,949
  Distributions in excess of net investment income..........         (57,867)        --               --               --
  Accumulated net realized losses on investment
    transactions............................................      (3,432,657)         (34,401)        (620,902)         (51,691)
  Net unrealized appreciation of investments................       4,757,923         --               --               --
                                                              --------------   --------------   --------------   --------------
Net Assets, May 31, 1997....................................  $  113,374,123   $2,149,277,179   $  943,914,045   $  173,209,519
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------

------------
N/A -- Not Applicable.
See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Statements of Operations
For the six months ended May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                     EQUITY     INTERNATIONAL      SMALL
                                                       EQUITY        VALUE         EQUITY       CAPITALIZATION
                                                        FUND          FUND          FUND            FUND
                                                    ------------  ------------  -------------   ------------
INVESTMENT INCOME:
  Dividends ......................................  $  1,317,028  $     68,809   $  417,684     $    257,493
  Interest .......................................        52,392        11,300       44,628           89,890
  Foreign withholding taxes ......................       --            --           (45,892)         --
                                                    ------------  ------------  -------------   ------------
Total investment income ..........................     1,369,420        80,109      416,420          347,383
                                                    ------------  ------------  -------------   ------------
EXPENSES:
  Investment Advisory fees .......................       741,003        17,514      138,037          681,998
  Administration fees ............................        95,713         1,514       10,700           52,855
  Shareholder Processing fees (Retail Shares) ....        44,156           161          911           10,582
  Combined Distribution and Service fees (Retail
    Shares) ......................................        44,156           161          911           10,582
  Transfer agent fees and expenses ...............        24,747           301        2,827           16,420
  Custodian fees and expenses ....................        18,658         4,159        9,129           16,516
  Legal fees .....................................         6,390           179          708            3,461
  Audit fees .....................................         4,649           751          964            3,022
  Reports to shareholders (Retail Shares) ........        12,605             3          174            1,009
  Reports to shareholders (Institutional
    Shares) ......................................        11,234           260        1,443            7,009
  Amortization of organization costs .............            30         1,274        1,274            6,188
  Registration fees ..............................         2,293           503          209            5,462
  Trustees' fees .................................         6,498           223          529            3,633
  Other expenses .................................        24,391         7,990       15,356           14,683
                                                    ------------  ------------  -------------   ------------
Gross Expenses ...................................     1,036,523        34,993      183,172          833,420
Less: Expense reimbursements .....................          (129)      (17,015)      (3,974)          (1,311)
    Expenses paid by third parties ...............        (2,456)          (79)     --                  (424)
                                                    ------------  ------------  -------------   ------------
Net Expenses .....................................     1,033,938        17,899      179,198          831,685
                                                    ------------  ------------  -------------   ------------
Net Investment Income (Loss) .....................       335,482        62,210      237,222         (484,302)
                                                    ------------  ------------  -------------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on securities
    transactions .................................    13,608,470       146,358      651,089      (18,726,898)
  Net realized gains (losses) from foreign
    currency transactions ........................       --            --            (4,884)         --
  Net change in unrealized
    appreciation/depreciation of investments .....     4,820,521       636,954    3,030,061        9,064,087
                                                    ------------  ------------  -------------   ------------
  Net Realized and Unrealized Gains (Losses) on
    Investments ..................................    18,428,991       783,312    3,676,266       (9,662,811)
                                                    ------------  ------------  -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ................................  $ 18,764,473  $    845,522   $3,913,488     $(10,147,113)
                                                    ------------  ------------  -------------   ------------
                                                    ------------  ------------  -------------   ------------

------------
See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the six months ended May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      U.S.
                                                                   SHORT-TERM      GOVERNMENT     MANAGED
                                                      BALANCED    FIXED INCOME     SECURITIES       BOND
                                                        FUND          FUND            FUND          FUND
                                                    ------------  -------------   ------------  ------------
INVESTMENT INCOME:
  Dividends.......................................  $    292,820   $   19,597     $     22,245  $     19,915
  Interest........................................     1,364,017    2,025,694        2,198,384     2,740,393
                                                    ------------  -------------   ------------  ------------
Total Investment Income...........................     1,656,837    2,045,291        2,220,629     2,760,308
                                                    ------------  -------------   ------------  ------------
EXPENSES:
  Investment Advisory fees........................       284,205      129,706          126,027       160,042
  Administration fees.............................        36,710       25,126           24,418        31,008
  Shareholder Processing fees (Retail Shares).....         7,822        1,751           27,444         2,283
  Combined Distribution and Service fees
    (Retail Shares)...............................         7,822        1,751           27,444         2,283
  Transfer agent fees and expenses................        10,581        6,673            6,304         8,268
  Custodian fees and expenses.....................        23,113        5,618            7,534         5,398
  Legal fees......................................           602          732            1,280         1,970
  Audit fees......................................         1,806        1,397            1,359           787
  Reports to shareholders (Retail Shares).........           812          196            6,143         4,819
  Reports to shareholders (Institutional
    Shares).......................................         4,640        3,057            1,790         2,116
  Amortization of organization costs..............         6,264        6,229            1,185         6,370
  Registration fees...............................         1,325        4,773               86           846
  Trustees' fees..................................           757        1,477            1,594         2,031
  Other expenses..................................        11,909       16,219           15,759        14,011
                                                    ------------  -------------   ------------  ------------
Gross Expenses....................................       398,368      204,705          248,367       242,232
Less: Expense reimbursements......................          (640)      (7,625)          (5,859)       (7,864)
    Expenses paid by third parties ...............           (59)        (175)              (3)         (133)
                                                    ------------  -------------   ------------  ------------
Net Expenses......................................       397,669      196,905          242,505       234,235
                                                    ------------  -------------   ------------  ------------
Net Investment Income.............................     1,259,168    1,848,386        1,978,124     2,526,073
                                                    ------------  -------------   ------------  ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on securities
    transactions..................................     1,242,272     (161,570)         (57,538)     (426,189)
  Net change in unrealized
    appreciation/depreciation of investments......       608,042     (583,603)      (1,312,668)   (1,721,345)
                                                    ------------  -------------   ------------  ------------
Net Realized and Unrealized Gains (Losses) on
  Investments.....................................     1,850,314     (745,173)      (1,370,206)   (2,147,534)
                                                    ------------  -------------   ------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $  3,109,482   $1,103,213     $    607,918  $    378,539
                                                    ------------  -------------   ------------  ------------
                                                    ------------  -------------   ------------  ------------

------------
See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the six months ended May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                       FLORIDA
                                                     TAX-EXEMPT         PRIME       U.S. TREASURY    TAX-EXEMPT
                                                        FUND            FUND            FUND            FUND
                                                    -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Dividends ......................................  $      34,862        --              --              --
  Interest .......................................      3,257,877   $  60,658,761   $  26,838,087   $   2,913,135
                                                    -------------   -------------   -------------   -------------
Total investment income ..........................      3,292,739      60,658,761      26,838,087       2,913,135
                                                    -------------   -------------   -------------   -------------
EXPENSES:
  Investment Advisory fees .......................        230,925       2,745,076       1,220,470         203,468
  Administration fees ............................         44,742         850,626         378,340          63,044
  Shareholder Processing and Services fees
    (Service Shares) .............................       --             1,785,522       1,015,101           2,143
  Shareholder Processing fees (Retail Shares) ....        101,329         700,555          97,676          63,820
  Combined Distribution and Service fees (Retail
    Shares) ......................................        101,329         700,555          97,676          63,820
  Transfer agent fees and expenses ...............         22,232         247,747         111,553          19,635
  Custodian fees and expenses ....................          6,557         101,739          49,685          10,139
  Legal fees .....................................          2,406          71,172          22,628           4,073
  Audit fees .....................................          1,645          71,411          17,506           2,238
  Reports to shareholders (Retail Shares) ........         30,046         208,196          23,616          18,123
  Reports to shareholders (Institutional
    Shares) ......................................          1,251          34,164          11,852           3,276
  Reports to shareholders (Service Shares) .......       --                28,686          16,312               3
  Registration fees ..............................       --                35,323          17,528             988
  Trustees' fees .................................          3,323          56,626          23,747           4,575
  Interest expenses ..............................       --              --               629,601        --
  Other expenses .................................         17,136          90,673          61,600          28,772
                                                    -------------   -------------   -------------   -------------
Gross Expenses ...................................        562,921       7,728,071       3,794,891         488,117
Less: Expense reimbursements .....................        (96,628)        (91,656)        (18,795)         (5,496)
    Fee waivers ..................................       --              (301,519)        (40,780)        (81,449)
    Expenses paid by third parties ...............           (178)        (10,268)         (2,524)           (940)
                                                    -------------   -------------   -------------   -------------
Net Expenses .....................................        466,115       7,324,628       3,732,792         400,232
                                                    -------------   -------------   -------------   -------------
Net Investment Income ............................      2,826,624      53,334,133      23,105,295       2,512,903
                                                    -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on securities
    transactions .................................        575,540         (30,460)        (92,801)       --
  Net change in unrealized
    appreciation/depreciation of investments .....     (2,359,508)       --              --              --
                                                    -------------   -------------   -------------   -------------
  Net Realized and Unrealized Gains (Losses) on
    Investments ..................................     (1,783,968)        (30,461)        (92,801)       --
                                                    -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .....................................  $   1,042,656   $  53,303,672   $  23,012,494   $   2,512,903
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

------------
See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             EQUITY FUND                  EQUITY VALUE FUND
                                                    -----------------------------   -----------------------------
                                                     SIX MONTHS                      SIX MONTHS
                                                        ENDED        YEAR ENDED         ENDED       PERIOD ENDED
                                                    MAY 31, 1997    NOVEMBER 30,    MAY 31, 1997    NOVEMBER 30,
                                                     (UNAUDITED)        1996         (UNAUDITED)       1996(a)
                                                    -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income...........................  $     335,482   $     806,542   $     62,210    $     66,365
  Net realized gains (losses) on securities
    transactions..................................     13,608,470      23,919,476        146,358          25,549
  Net change in unrealized
    appreciation/depreciation of investments......      4,820,521      22,333,435        636,954         557,253
                                                    -------------   -------------   -------------   -------------
  Net increase in net assets resulting from
    operations....................................     18,764,473      47,059,453        845,522         649,167
                                                    -------------   -------------   -------------   -------------
Dividends to shareholders from net investment
  income
  Retail Shares...................................           (111)       --               (2,214)           (150)
  Institutional Shares............................       (189,149)       (806,542)       (60,041)        (66,142)
                                                    -------------   -------------   -------------   -------------
Total dividends to shareholders from net
  investment income...............................       (189,260)       (806,542)       (62,255)        (66,292)
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders in excess of net
  investment income
  Retail Shares...................................       --               (24,107)       --              --
  B Shares(b).....................................       --                (1,075)       --              --
  Institutional Shares............................       --               (17,427)       --              --
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders in excess of
  net investment income...........................       --               (42,609)       --              --
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders from net realized
  gains
  Retail Shares...................................     (3,210,483)     (1,985,635)          (145)        --
  B Shares(b).....................................       --              (212,931)       --              --
  Institutional Shares............................    (20,775,013)    (15,246,479)       (25,444)        --
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders from net
  realized gains..................................    (23,985,496)    (17,445,045)       (25,589)        --
                                                    -------------   -------------   -------------   -------------
Total dividends and distributions to
  shareholders....................................    (24,174,756)    (18,294,196)       (87,844)        (66,292)
                                                    -------------   -------------   -------------   -------------
Fund Share Transactions
  Net proceeds from shares subscribed.............     28,820,733      68,268,294      6,922,709       5,136,577
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................     21,163,291      15,964,511         24,426             223
  Cost of shares redeemed.........................    (35,414,598)    (60,932,375)    (1,100,250)     (1,752,000)
                                                    -------------   -------------   -------------   -------------
  Net increase in net assets from Fund share
    transactions..................................     14,569,426      23,300,430      5,846,885       3,384,800
                                                    -------------   -------------   -------------   -------------
Total Increase....................................      9,159,143      52,065,687      6,604,563       3,967,675
NET ASSETS:
  Beginning of period.............................    250,361,072     198,295,385      3,967,675         --
                                                    -------------   -------------   -------------   -------------
  End of period...................................  $ 259,520,215   $ 250,361,072   $ 10,572,238    $  3,967,675
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.
(b) Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            INTERNATIONAL EQUITY FUND       SMALL CAPITALIZATION FUND
                                                          -----------------------------   -----------------------------
                                                           SIX MONTHS                      SIX MONTHS
                                                              ENDED       PERIOD ENDED        ENDED        YEAR ENDED
                                                          MAY 31, 1997    NOVEMBER 30,    MAY 31, 1997    NOVEMBER 30,
                                                           (UNAUDITED)       1996(a)       (UNAUDITED)        1996
                                                          -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income (loss)..........................  $    237,222    $     77,844    $    (484,302)  $    (775,001)
  Net realized gains (losses) on securities
    transactions........................................       651,089         152,939      (18,726,898)     19,900,908
  Net realized gains (losses) from foreign currency
    transactions........................................        (4,884)         (3,704)        --              --
  Net change in unrealized appreciation/depreciation
    from investments and translation of assets and
    liabilities in foreign currencies...................     3,030,061         933,271        9,064,087      (4,469,248)
                                                          -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..........................................     3,913,488       1,160,350      (10,147,113)     14,656,659
                                                          -------------   -------------   -------------   -------------
Dividends to shareholders from net
  investment income
  Retail Shares.........................................       --                 (413)        --              --
  B Shares(b)...........................................       --              --              --              --
  Institutional Shares..................................       --              (77,431)        --              --
                                                          -------------   -------------   -------------   -------------
Total dividends to shareholders from net
  investment income.....................................       --              (77,844)        --              --
                                                          -------------   -------------   -------------   -------------
Distributions to shareholders in excess of net
  investment income
  Retail Shares.........................................       --                 (172)        --              --
  Institutional Shares..................................       --               (2,384)        --              --
                                                          -------------   -------------   -------------   -------------
Total distributions to shareholders in excess of net
  investment income.....................................       --               (2,556)        --              --
                                                          -------------   -------------   -------------   -------------
Distributions to shareholders from net
  realized gains
  Retail Shares.........................................          (263)        --            (1,133,947)       (211,250)
  B Shares(b)...........................................       --              --              --              (206,488)
  Institutional Shares..................................       (42,435)        --           (17,767,380)     (6,891,681)
                                                          -------------   -------------   -------------   -------------
Total distributions to shareholders from net realized
  gains.................................................       (42,698)        --           (18,901,327)     (7,309,419)
                                                          -------------   -------------   -------------   -------------
Total dividends and distributions to shareholders.......       (42,698)        (80,400)     (18,901,327)     (7,309,419)
                                                          -------------   -------------   -------------   -------------
Fund Share Transactions
  Net proceeds from shares subscribed...................    21,363,256      16,855,102       38,468,738      59,893,208
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.........        24,521         --            15,142,141       6,529,948
  Cost of shares redeemed...............................    (4,533,956)       (292,529)     (31,735,104)    (20,047,906)
                                                          -------------   -------------   -------------   -------------
  Net increase in net assets from Fund share
    transactions........................................    16,853,821      16,562,573       21,875,775      46,375,250
                                                          -------------   -------------   -------------   -------------
Total Increase (Decrease)...............................    20,724,611      17,642,523       (7,172,665)     53,722,490
NET ASSETS:
  Beginning of period...................................    17,642,523         --           147,498,220      93,775,730
                                                          -------------   -------------   -------------   -------------
  End of period.........................................  $ 38,367,134    $ 17,642,523    $ 140,325,555   $ 147,498,220
                                                          -------------   -------------   -------------   -------------
                                                          -------------   -------------   -------------   -------------

---------------
(a) For the period December 27, 1995 (commencement of operations) through November 30, 1996.
(b) Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   BALANCED FUND           SHORT-TERM FIXED INCOME FUND
                                                           -----------------------------   -----------------------------
                                                            SIX MONTHS                      SIX MONTHS
                                                               ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                                           MAY 31, 1997    NOVEMBER 30,    MAY 31, 1997    NOVEMBER 30,
                                                            (UNAUDITED)        1996         (UNAUDITED)        1996
                                                           -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income..................................  $   1,259,168   $   2,434,640   $   1,848,386   $  1,389,384
  Net realized gains (losses) on securities
    transactions.........................................      1,242,272       4,997,685        (161,570)        57,368
  Net change in unrealized appreciation/depreciation of
    investments..........................................        608,042       4,435,765        (583,603)       238,110
                                                           -------------   -------------   -------------   -------------
  Net increase in net assets resulting from operations...      3,109,482      11,868,090       1,103,213      1,684,862
                                                           -------------   -------------   -------------   -------------
Dividends to shareholders from net
  investment income
  Retail Shares..........................................        (76,781)        (99,865)        (37,501)       (42,845)
  B Shares(a)............................................       --               (13,670)       --               (2,024)
  Institutional Shares...................................     (1,139,209)     (2,310,316)     (1,810,884)    (1,344,515)
                                                           -------------   -------------   -------------   -------------
Total dividends to shareholders from net investment
  income.................................................     (1,215,990)     (2,423,851)     (1,848,385)    (1,389,384)
                                                           -------------   -------------   -------------   -------------
Distributions to shareholders from net
  realized gains
  Retail Shares..........................................       (299,130)        (22,583)           (962)          (983)
  B Shares(a)............................................       --               (45,345)       --                 (531)
  Institutional Shares...................................     (4,717,219)     (1,363,343)        (54,895)       (46,651)
                                                           -------------   -------------   -------------   -------------
Total distributions to shareholders from net realized
  gains..................................................     (5,016,349)     (1,431,271)        (55,857)       (48,165)
                                                           -------------   -------------   -------------   -------------
Total dividends and distributions to shareholders........     (6,232,339)     (3,855,122)     (1,904,242)    (1,437,549)
                                                           -------------   -------------   -------------   -------------
Fund Share Transactions
  Net proceeds from shares subscribed....................      9,877,720      34,090,512      30,035,850     47,095,330
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions........................................      6,035,250       3,156,752         285,806        444,481
  Cost of shares redeemed................................    (15,641,046)    (26,281,039)    (11,498,457)    (8,137,532)
                                                           -------------   -------------   -------------   -------------
  Net increase in net assets from Fund share
    transactions.........................................        271,924      10,966,225      18,823,199     39,402,279
                                                           -------------   -------------   -------------   -------------
Total Increase (Decrease)................................     (2,850,933)     18,979,193      18,022,170     39,649,592
NET ASSETS:
  Beginning of period....................................     96,194,029      77,214,836      54,184,652     14,535,060
                                                           -------------   -------------   -------------   -------------
  End of period..........................................  $  93,343,096   $  96,194,029   $  72,206,822   $ 54,184,652
                                                           -------------   -------------   -------------   -------------
                                                           -------------   -------------   -------------   -------------

---------------
(a) Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 U.S. GOVERNMENT
                                                                 SECURITIES FUND                  MANAGED BOND FUND
                                                         -------------------------------   -------------------------------
                                                           SIX MONTHS                        SIX MONTHS
                                                             ENDED          YEAR ENDED         ENDED          YEAR ENDED
                                                          MAY 31, 1997     NOVEMBER 30,     MAY 31, 1997     NOVEMBER 30,
                                                          (UNAUDITED)          1996         (UNAUDITED)          1996
                                                         --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ...............................  $   1,978,124    $    4,213,287   $    2,526,073   $    4,461,745
  Net realized gains (losses) on securities
    transactions ......................................        (57,538)          664,448         (426,189)         759,127
  Net change in unrealized
    appreciation/depreciation of investments ..........     (1,312,668)       (1,517,543)      (1,721,345)        (969,641)
                                                         --------------   --------------   --------------   --------------
  Net increase in net assets resulting from
    operations ........................................        607,918         3,360,192          378,539        4,251,231
                                                         --------------   --------------   --------------   --------------
Dividends to shareholders from net investment income
  Retail Shares .......................................       (652,300)       (1,466,587)         (53,005)         (92,633)
  B Shares(a) .........................................       --                 (21,601)        --                 (8,459)
  Institutional Shares ................................     (1,324,812)       (2,726,113)      (2,473,068)      (4,360,653)
                                                         --------------   --------------   --------------   --------------
Total dividends to shareholders from net investment
  income ..............................................     (1,977,112)       (4,214,301)      (2,526,073)      (4,461,745)
                                                         --------------   --------------   --------------   --------------
Distributions to shareholders from net realized gains
  Retail Shares .......................................       --                --                (15,604)         (13,911)
  B Shares(a) .........................................       --                --               --                 (5,665)
  Institutional Shares ................................       --                --               (720,711)        (815,999)
                                                         --------------   --------------   --------------   --------------
Total distributions to shareholders from net realized
  gains................................................       --                --               (736,315)        (835,575)
                                                         --------------   --------------   --------------   --------------
Total dividends and distributions to shareholders .....     (1,977,112)       (4,214,301)      (3,262,388)      (5,297,320)
                                                         --------------   --------------   --------------   --------------
Fund Share Transactions
  Net proceeds from shares subscribed .................     13,312,002        19,998,532       18,157,487       31,995,319
  Net asset value of shares issued to
    shareholders in reinvestment of
    dividends and distributions .......................      1,194,032         2,641,946        2,684,010        4,243,441
  Cost of shares redeemed .............................     (7,683,883)      (64,773,650)     (10,174,448)     (28,374,995)
                                                         --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets from Fund share
    transactions ......................................      6,822,151       (42,133,172)      10,667,049        7,863,765
                                                         --------------   --------------   --------------   --------------
Total Increase (Decrease) .............................      5,452,957       (42,987,281)       7,783,200        6,817,676
NET ASSETS:
  Beginning of period .................................     60,099,826       103,087,107       77,215,609       70,397,933
                                                         --------------   --------------   --------------   --------------
  End of period .......................................  $  65,552,783    $   60,099,826   $   84,998,809   $   77,215,609
                                                         --------------   --------------   --------------   --------------
                                                         --------------   --------------   --------------   --------------

------------
(a) Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        FLORIDA TAX-EXEMPT FUND                   PRIME FUND
                                                   ---------------------------------   ---------------------------------
                                                     SIX MONTHS                          SIX MONTHS
                                                        ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                    MAY 31, 1997      NOVEMBER 30,      MAY 31, 1997      NOVEMBER 30,
                                                     (UNAUDITED)          1996           (UNAUDITED)          1996
                                                   ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income..........................  $     2,826,624   $     6,193,487   $    53,337,133   $   100,215,243
  Net realized gains (losses) on securities
    transactions ................................          575,540           676,108           (30,460)            4,995
  Net change in unrealized appreciation/
    depreciation of investments .................       (2,359,508)       (1,493,725)        --                --
                                                   ---------------   ---------------   ---------------   ---------------
  Net increase in net assets resulting from
    operations ..................................        1,042,656         5,375,870        53,306,673       100,220,238
                                                   ---------------   ---------------   ---------------   ---------------
Dividends to shareholders from net investment
  income
  Institutional Shares ..........................         (879,757)       (1,740,957)      (15,875,769)      (32,620,075)
  Service Shares ................................        --                --              (24,499,146)      (43,011,011)
  Retail Shares .................................       (1,946,867)       (4,335,296)      (12,962,218)      (24,584,157)
  B Shares(a) ...................................        --                 (117,234)        --                --
                                                   ---------------   ---------------   ---------------   ---------------
Total dividends to shareholders from net
  investment income .............................       (2,826,624)       (6,193,487)      (53,337,133)     (100,215,243)
                                                   ---------------   ---------------   ---------------   ---------------
Distributions to shareholders from net realized
  gains
  Institutional Shares ..........................        --                --                --                  (94,766)
  Service Shares ................................        --                --                --                 (175,645)
  Retail Shares .................................        --                --                --                  (88,464)
                                                   ---------------   ---------------   ---------------   ---------------
Total distributions to shareholders from net
  realized gains ................................        --                --                --                 (358,875)
                                                   ---------------   ---------------   ---------------   ---------------
Total dividends and distributions to
  shareholders ..................................       (2,826,624)       (6,193,487)      (53,337,133)     (100,574,118)
                                                   ---------------   ---------------   ---------------   ---------------
Fund Share Transactions
  Net proceeds from shares subscribed ...........       12,501,399        29,782,670     2,746,513,607     4,863,805,197
  Net asset value of shares issued to
    shareholders in reinvestment of dividends and
    distributions ...............................        1,745,971         3,516,351        14,131,347        25,859,087
  Cost of shares redeemed .......................      (21,416,203)      (47,849,944)   (2,755,665,924)   (4,554,641,484)
                                                   ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from Fund
    share transactions ..........................       (7,168,833)      (14,550,923)        4,979,030       335,022,800
                                                   ---------------   ---------------   ---------------   ---------------
Total Increase (Decrease) .......................       (8,952,801)      (15,368,540)        4,948,570       334,668,920
NET ASSETS:
  Beginning of period ...........................      122,326,924       137,695,464     2,144,328,609     1,809,659,689
                                                   ---------------   ---------------   ---------------   ---------------
  End of period .................................  $   113,374,123   $   122,326,924   $ 2,149,277,179   $ 2,144,328,609
                                                   ---------------   ---------------   ---------------   ---------------
                                                   ---------------   ---------------   ---------------   ---------------

------------
(a) Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          TREASURY FUND                     TAX-EXEMPT FUND
                                                 -------------------------------   ---------------------------------
                                                   SIX MONTHS                        SIX MONTHS
                                                     ENDED          YEAR ENDED         ENDED            YEAR ENDED
                                                  MAY 31, 1997     NOVEMBER 30,     MAY 31, 1997       NOVEMBER 30,
                                                  (UNAUDITED)          1996         (UNAUDITED)            1996
                                                 --------------   --------------   --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income .......................  $   23,105,295   $   41,837,011   $    2,512,903     $    6,060,612
  Net realized gains (losses) on securities
    transactions ..............................         (92,801)        (220,299)              --            (20,046)
                                                 --------------   --------------   --------------     --------------
  Net increase in net assets resulting from
    operations ................................      23,012,494       41,616,712        2,512,903          6,040,566
                                                 --------------   --------------   --------------     --------------
Dividends to shareholders from net investment
  income
  Institutional Shares ........................      (7,924,467)     (12,557,469)      (1,805,338)        (4,780,788)
  Service Shares ..............................     (13,437,467)     (27,088,342)         (17,433)           (80,005)
  Retail Shares ...............................      (1,743,361)      (2,191,200)        (690,132)        (1,199,819)
                                                 --------------   --------------   --------------     --------------
Total dividends to shareholders from net
  investment income ...........................     (23,105,295)     (41,837,011)      (2,512,903)        (6,060,612)
                                                 --------------   --------------   --------------     --------------
Fund Share Transactions
  Net proceeds from shares subscribed .........   1,996,502,207    2,552,820,891      248,632,918        531,124,979
  Net asset value of shares issued to
    shareholders in reinvestment of dividends
    and distributions .........................       2,165,744        3,479,765          653,992          1,110,214
  Cost of shares redeemed .....................  (1,998,249,023)  (2,423,540,264)    (271,675,536)      (534,061,352)
                                                 --------------   --------------   --------------     --------------
  Net increase (decrease) in net assets from
    Fund share transactions ...................         418,928      132,760,392      (22,388,626)        (1,826,159)
                                                 --------------   --------------   --------------     --------------
Total Increase (Decrease) .....................         326,127      132,540,093      (22,388,626)        (1,846,205)
NET ASSETS:
  Beginning of period .........................     943,587,918      811,047,825      195,598,146        197,444,351
                                                 --------------   --------------   --------------     --------------
  End of period ...............................  $  943,914,045   $  943,587,918   $  173,209,520     $  195,598,146
                                                 --------------   --------------   --------------     --------------
                                                 --------------   --------------   --------------     --------------

------------
See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

Emerald Funds (the "Trust") was organized as a Massachusetts business trust on March 15, 1988. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust operates as a series company currently comprising fifteen portfolios. The accompanying financial statements and notes relate to all of the portfolios of the Trust that conducted investment operations during the six months ended May 31, 1997 (the "Funds"), with the exception of Prime Advantage Institutional Fund and Treasury Advantage Institutional Fund, for which separate financial statements have been prepared. The Tax-Exempt Trust Fund has not yet commenced operations.

    The investment objectives of the Funds are as follows:

EQUITY FUND -- To seek long-term capital appreciation by investing primarily in common stocks.

EQUITY VALUE FUND -- To seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stock, preferred stock and debt obligations convertible into common stock that the investment adviser believes to be undervalued.

INTERNATIONAL EQUITY FUND -- To seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers.

SMALL CAPITALIZATION FUND -- To provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

BALANCED FUND -- To provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents.

SHORT-TERM FIXED INCOME FUND -- To seek positive current income with relative stability of principal by investing in investment grade securities and high quality money market instruments.

U.S. GOVERNMENT SECURITIES FUND -- To seek consistently positive income by investing principally in U.S. Government securities and repurchase agreements collateralized by such securities.

MANAGED BOND FUND -- To seek a high level of current income and, secondarily, capital appreciation. The Fund pursues its objective by investing in investment grade securities and high quality money market instruments.

FLORIDA TAX-EXEMPT FUND -- To seek to provide high tax-free income and current liquidity. In seeking to attain its objective, the Fund invests its assets primarily in Florida municipal obligations that are rated investment grade or above by one or more nationally recognized statistical rating organizations at the time of purchase.

PRIME AND TREASURY FUNDS -- To seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing in a broad range of short-term government, bank and corporate obligations. The Treasury Fund seeks to achieve its objective by investing in obligations that the U.S. Treasury has issued or to which the U.S. Treasury has pledged its full faith and credit to guarantee the payment of principal and interest.

TAX-EXEMPT FUND -- To seek to provide a high level of current income that is exempt from federal income taxes, consistent with liquidity, the preservation of capital and a stable net asset value. The Fund invests in high quality debt obligations of states, territories, and possessions of the United States and the District of Columbia, and of their agencies, authorities, instrumentalities and political subdivisions ("municipal obligations").

    Barnett Capital Advisors, Inc. ("Barnett"), a wholly owned subsidiary of Barnett Banks, Inc., serves as the Funds' investment adviser. Rodney Square Management Corporation ("Rodney

--------------------------------------------------------------------------------

Square"), a subsidiary of Wilmington Trust Company, serves as the Tax-Exempt Fund's investment sub-adviser. Brandes Investment Partners, L.P. ("Brandes") serves as the International Equity Fund's sub-adviser.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, Inc. ("BISYS") serves as the Funds' Administrator. BISYS also serves as the Funds' Transfer Agent and Fund Accountant. Emerald Asset Management, Inc. (the "Distributor") serves as the distributor of the Funds' shares. BISYS is a wholly owned subsidiary and the Distributor is an indirectly owned subsidiary of The BISYS Group, Inc.

    The Prime Fund, Treasury Fund and Tax-Exempt Fund (collectively, the "money market funds") each issue three classes of shares: Institutional Shares, Service Shares and Retail Shares. Institutional Shares, Service Shares and Retail Shares are substantially the same except that Service Shares bear the fees that are payable under a Shareholder Processing and Services Plan (the "Service Plan") and Retail Shares bear the fees that are payable under a Combined Distribution and Service Plan (the "Combined Plan") adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act and fees payable under a Shareholder Processing Plan (the "Processing Plan"). In addition to fees paid pursuant to the Service Plan, the Combined Plan and the Processing Plan, each class of shares of each money market fund also bears the expenses associated with the printing of their shareholder reports applicable to the particular class of shares.

    The Equity Fund, Equity Value Fund, International Equity Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund and Florida Tax-Exempt Fund (collectively, the "variable net asset value funds") are authorized to issue two classes of shares: Retail Shares and Institutional Shares. Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares on a no-load basis. Effective April 1, 1996, the sales load for Retail Shares was terminated. Retail Shares and Institutional Shares are substantially the same, except that Retail Shares bear the fees payable under the Combined Plan and also bear the fees payable under the Processing Plan. In addition to the fees paid pursuant to the Combined Plan and the Processing Plan, each class of shares of each variable net asset value fund also bears the expenses associated with the printing of their shareholder reports.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

A) Security Valuation:

The money market funds each value portfolio securities at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

    The Equity Fund, the Equity Value Fund, the International Equity Fund, the Small Capitalization Fund, the Balanced Fund, the Short-Term Fixed Income Fund, the U.S. Government Securities Fund and the Managed Bond Fund value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and asked prices on the date of

--------------------------------------------------------------------------------

valuation. Bid price is used when no asked price is available. The Funds may also use an independent pricing service, approved by the Board of Trustees, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost.

    The Florida Tax-Exempt Fund values portfolio securities each business day through the use of an independent pricing service approved by the Board of Trustees. When, in the judgment of the pricing service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the pricing service from dealers in such securities) and asked prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the pricing service, through the use of electronic data processing techniques and matrix systems. Restricted securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Securities with maturities of 60 days or less are valued at amortized cost.

B) Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized gains and losses on the sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of the premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

C) Dividends and Distributions to Shareholders:

Dividends from net investment income are declared daily to shareholders and are paid monthly for every Fund except the Equity Fund, the Equity Value Fund, the International Equity Fund, the Small Capitalization Fund and the Balanced Fund. The Equity Fund, Equity Value Fund and Balanced Fund declare and pay dividends, if any, quarterly. The International Equity Fund and Small Capitalization Fund declare and pay dividends, if any, annually. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of a Fund can be reduced by any capital loss carryovers of that Fund, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D) Repurchase Agreements:

The Trust's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

E) Reverse Repurchase Agreements:

Each of the Funds (except the Florida Tax-Exempt Fund and Tax-Exempt Fund) may enter into reverse repurchase agreements. Under such an agreement, a Fund sells portfolio securities and then agrees to buy them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement, it will place in a separate custodial account liquid securities that have a value equal to or more than the price the Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase agreement is considered a reduction of the Fund's income. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

F) Lending Securities:

If the Prime Fund or the Treasury Fund lends its securities, each Fund receives from the borrower collateral, in the form of cash or U.S. Treasury securities or, in the case of the Prime Fund, securities of U.S. Government agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of the Prime Fund, in an amount at least equal at all times to the market value of the securities loaned. Each Fund continues to receive interest on the securities loaned and may simultaneously earn interest on the collateral held. Each Fund records and values such collateral at its market value on the date of receipt and marks-to-market such collateral on a daily basis through maturity date. If the borrower defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the borrower of the security, realization of the collateral by each Fund may be delayed or limited.

G) Expenses:

The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general Trust expenses are allocated among the Trust's respective portfolios.

    The investment income and expenses of a Fund (other than expenses incurred under the Service Plan, the Combined Plan, the Processing Plan, and the reports to shareholders expenses, which are charged directly to the class of shares incurring such expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    All costs incurred by the Funds in connection with the organization of the Trust and the initial public offering of shares of the Funds, principally professional fees and printing costs, have been deferred. Upon commencement of investment operations of each Fund, the deferred organization expenses are being amortized on a straight-line basis over a period of five years.

H) Federal Income Taxes:

For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------

    At November 30, 1996, the following Funds had the following capital loss carryovers:

                                                           EXPIRATION
                                             AMOUNT           DATE
                                          -------------   -------------
U.S. Government Securities Fund.........  $     269,154           2003
                                              3,499,359           2002
                                          -------------
                                          $   3,768,513
                                          -------------
                                          -------------
Florida Tax-Exempt Fund.................  $   4,008,197           2002
                                          -------------
                                          -------------
Treasury Fund...........................  $     220,300           2004
                                                195,517           2003
                                                 70,799           2002
                                                 40,894           2001
                                                  4,829           2000
                                          -------------
                                          $     532,339
                                          -------------
                                          -------------
Tax-Exempt Fund.........................  $      20,046           2004
                                                    903           2003
                                                  3,430           2002
                                                  1,015           2001
                                                  2,875           2000
                                                 14,779           1998
                                                  8,643           1997
                                          -------------
                                          $      51,691
                                          -------------
                                          -------------

    These capital loss carryovers may be used to offset any future realized gains on securities transactions to the extent provided in the regulations under the Code. To the extent utilized, each Fund will reduce amounts otherwise payable to shareholders from net realized gains.

I) Foreign Currency Translation:

The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities at the current rate of exchange at the end of the period; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

    The International Equity Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal tax purposes.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

J)  Forward Foreign Exchange Contracts:

The International Equity Fund may enter into forward foreign exchange contracts ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the International Equity Fund as unrealized appreciation or depreciation. When the forward is closed, the International Equity Fund records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The International Equity Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

K) Other:

The Funds maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the six months ended May 31, 1997, custodian fees and expenses and expenses paid by

--------------------------------------------------------------------------------

third parties were increased by the following amounts for the following Funds:

Equity Fund........................  $   2,456
Equity Value Fund..................         79
International Equity Fund..........     --
Small Capitalization Fund..........        424
Balanced Fund......................         59
Short-Term Fixed Income Fund.......        175
U.S. Government Securities Fund....          3
Managed Bond Fund..................        133
Florida Tax-Exempt Fund............        178
Prime Fund.........................     10,268
Treasury Fund......................      2,524
Tax-Exempt Fund....................        940

    There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into Investment Advisory Agreements with Barnett, an Administration Agreement and Transfer Agent Agreement with BISYS and a Distribution Agreement with the Distributor. In addition, Barnett has entered into a sub-advisory agreement with Rodney Square with respect to the Tax-Exempt Fund and with Brandes with respect to the International Equity Fund. BISYS' fees for serving as Fund Accountant to the Funds are included as part of the Administration fee. The Funds pay BISYS' out-of-pocket accounting expenses.

    As investment adviser, Barnett manages the investments of each Fund, except the Tax-Exempt Fund and International Equity Fund, and is responsible for all purchases and sales of each Fund's portfolio securities (except those of the Tax-Exempt Fund and the International Equity Fund). Rodney Square and Brandes have similar responsibilities for the Tax-Exempt Fund and International Equity Fund, respectively, subject to the general supervision of both the Board of Trustees and Barnett. For its services, Barnett is entitled to receive a fee based on each Fund's average daily net assets at the following annual rates:

Equity Fund.........................       0.60%
Equity Value Fund...................       0.60%
International Equity Fund...........       1.00%
Small Capitalization Fund...........       1.00%
Balanced Fund.......................       0.60%
Short-Term Fixed Income Fund........       0.40%
U.S. Government Securities Fund.....       0.40%
Managed Bond Fund...................       0.40%
Florida Tax-Exempt Fund.............       0.40%
Prime Fund..........................       0.25%
Treasury Fund.......................       0.25%
Tax-Exempt Fund.....................       0.25%

    Barnett has agreed to pay Rodney Square a sub-advisory fee at an annual rate of 0.15% of average daily net assets of the Tax-Exempt Fund. Barnett has also agreed to waive a portion of its fee from the Tax-Exempt Fund equal to 0.10% of the average daily net assets of the Fund. For the six months ended May 31, 1997, Barnett waived fees of $81,449 for the Tax-Exempt Fund. Barnett has agreed to pay Brandes a sub-advisory fee at an annual rate of 0.50% of the average daily net assets of the International Equity Fund.

    Barnett has voluntarily agreed to limit the fees it receives from the Prime Fund and the Treasury Fund to the following annual rates: 0.25% of each Fund's first $600 million of average daily net assets, 0.23% of the next $400 million of each Fund's average daily net assets, 0.21% of the next $1 billion of each Fund's average daily net assets and 0.19% of each Fund's average daily net assets in excess of $2 billion. For the six months ended May 31, 1997, Barnett waived $301,519 and $40,780 for the Prime Fund and Treasury Fund, respectively.

    As administrator, BISYS assists in supervising the operations of the Funds. For its services, BISYS is entitled to a fee, accrued daily and payable monthly, at the effective annual rate of 0.0775% of the first $5 billion of the Trust's aggregate net assets, 0.07% of the next $2.5 billion, 0.065% of the next $2.5 billion and 0.05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets falls below $3 billion, the fee will be increased to 0.08% of the aggregate average daily net assets of the Trust.

--------------------------------------------------------------------------------

    For its services as Transfer Agent, BISYS received fees in the following amounts for the six months ended May 31, 1997:

Equity Fund.......................  $  24,747
Equity Value Fund.................     --
International Equity Fund.........      2,827
Small Capitalization Fund.........     16,420
Balanced Fund.....................     10,581
Short-Term Fixed Income Fund......      6,673
U.S. Government Securities Fund...      6,304
Managed Bond Fund.................      8,268
Florida Tax-Exempt Fund...........     22,232
Prime Fund........................    247,747
Treasury Fund.....................    111,553
Tax-Exempt Fund...................     19,635

    Under the Processing Plan with respect to Retail Shares of the Funds, institutions (including BISYS) that have entered into agreements with the Trust ("Service Organizations") agree to provide various shareholder and administrative support services to the holders of Retail Shares. For their services, Service Organizations are entitled to a fee ("Shareholder Processing Fee") accrued daily and paid monthly at an annual rate of 0.25% of the respective average daily net assets of Retail Shares. For the six months ended May 31, 1997, the Funds (Retail Shares) incurred the following expenses with regards to the Processing Plan:

Equity Fund.......................  $  44,156
Equity Value Fund.................        161
International Equity Fund.........        911
Small Capitalization Fund.........     10,582
Balanced Fund.....................      7,822
Short-Term Fixed Income Fund......      1,751
U.S. Government Securities Fund...     27,444
Managed Bond Fund.................      2,283
Florida Tax-Exempt Fund...........    101,329
Prime Fund........................    700,555
Treasury Fund.....................     97,676
Tax-Exempt Fund...................     63,820

    Barnett and Rodney Square have voluntarily agreed to reimburse Fund expenses with respect to each money market fund to the extent a Fund's ordinary operating expenses (including fees payable to Barnett and Rodney Square and excluding fees payable under the Service Plan, the Combined Plan and the Processing Plan) exceeded 0.40% of such Fund's average daily net assets. This voluntary reimbursement may be terminated at any time by Barnett or Rodney Square. For the six months ended May 31, 1997, Barnett agreed to reimburse expenses totaling $91,656 to the Prime Fund and $18,795 to the Treasury Fund for expenses in excess of this limitation. For the six months ended May 31, 1997, Rodney Square reimbursed expenses totaling $5,496 for the Tax-Exempt Fund, pursuant to this voluntary agreement.

    Barnett has voluntarily agreed to reimburse Fund expenses to the extent the expenses of each variable net asset value fund exceed a predetermined level determined from time to time by Barnett. For the six months ended May 31, 1997, Barnett reimbursed Fund expenses in the following amounts pursuant to these voluntary limitations:

Equity Fund........................  $     129
Equity Value Fund..................     17,015
International Equity Fund..........      3,974
Small Capitalization Fund..........      1,311
Balanced Fund......................        640
Short-Term Fixed Income Fund.......      7,625
U.S. Government Securities Fund....      5,859
Managed Bond Fund..................      7,864
Florida Tax-Exempt Fund............     96,628

    Under the Service Plan, institutions ("Service Organizations"), including Barnett, BISYS and their affiliates, agree to provide support services to their clients who are beneficial owners of Service Shares of the money market funds. For these services, the Funds agree to pay the Service Organizations an annual fee of 0.35% of the average daily net asset value of each Fund's Service Shares owned by the Service Organization's clients. These payments are borne solely by Service Shares. For the six months ended May 31, 1997, the Prime Fund, Treasury Fund and Tax-Exempt Fund incurred expenses of $1,785,522, $1,015,101 and $2,143, respectively, pursuant to the Service Plan, substantially all of which was earned by Barnett and its affiliates.

    The Funds have each adopted the Combined Plan. Under the Combined Plan, each Fund may make payments to the Distributor and Service Organizations for distribution and shareholder liaison services provided to Retail shareholders. Under the

--------------------------------------------------------------------------------

Combined Plan, payments by each Fund may not exceed an annual rate of 0.25% of the average daily net assets of Retail Shares. The Funds incurred the following amounts pursuant to the Combined Plan for the six months ended May 31, 1997:

Equity Fund.......................  $  44,156
Equity Value Fund.................        161
International Equity Fund.........        911
Small Capitalization Fund.........     10,582
Balanced Fund.....................      7,822
Short-Term Fixed Income Fund......      1,751
U.S. Government Securities Fund...     27,444
Managed Bond Fund.................      2,283
Florida Tax-Exempt Fund...........    101,329
Prime Fund........................    700,555
Treasury Fund.....................     97,676
Tax-Exempt Fund...................     63,820

    Certain officers of the Trust are "affiliated persons" (as defined in the 1940 Act) of BISYS or the Distributor. Effective March 1, 1997, each Trustee is entitled to receive an annual fee of $15,000, plus $2,000 for each regular and special meeting attended, for services relating to all of the portfolios constituting the Trust. Prior to March 1, 1997, each Trustee was entitled to receive an annual fee of $14,000, plus a meeting fee of $1,500 per meeting. For the six months ended May 31, 1997, the Funds incurred the following legal expenses of a law firm, a partner of which serves as Secretary to the Trust:

Equity Fund........................  $   6,390
Equity Value Fund..................        179
International Equity Fund..........        708
Small Capitalization Fund..........      3,461
Balanced Fund......................        602
Short-Term Fixed Income Fund.......        732
U.S. Government Securities Fund....      1,280
Managed Bond Fund..................      1,970
Florida Tax-Exempt Fund............      2,406
Prime Fund.........................     71,172
Treasury Fund......................     22,628
Tax-Exempt Fund....................      4,073

NOTE 4 -- SECURITIES TRANSACTIONS

For the six months ended May 31, 1997, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                            PURCHASES       SALES
                           ------------  ------------
Equity Fund..............  $ 85,151,241  $ 91,705,122
Equity Value Fund........     7,495,059       644,934
International Equity
 Fund....................    18,150,946     5,598,643
Small Capitalization
 Fund....................   138,305,770   141,556,203
Balanced Fund............    30,325,863    37,849,987
Short-Term Fixed Income
 Fund....................    46,586,529    35,610,651
U.S. Government
 Securities Fund.........    27,809,666    22,216,628
Managed Bond Fund........    45,202,501    35,809,506
Florida Tax-Exempt Fund..    42,187,180    49,869,148

--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

EQUITY FUND (000 OMITTED):

                                                                             SIX MONTHS ENDED
                                                                               MAY 31, 1997             YEAR ENDED
                                                                               (UNAUDITED)          NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................         696   $  10,535         598   $   8,610
  Reinvestment of dividends.............................................         195       2,707         137       1,801
  Redeemed..............................................................        (284)     (4,266)       (406)     (5,910)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................         607       8,976         329       4,501
Shares issued upon conversion from Class B*.............................      --          --             186       2,552
                                                                          -----------  ---------  -----------  ---------
Net increase -- Retail..................................................         607       8,976         515       7,053
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --              21         286
  Reinvestment of dividends.............................................      --          --              13         170
  Redeemed..............................................................      --          --              (3)        (27)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................      --          --              31         429
Shares exchanged upon conversion into Retail............................      --          --            (189)     (2,552)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (158)     (2,123)
                                                                          -----------  ---------  -----------  ---------
Institutional Shares
  Sold..................................................................       1,216      18,285       3,956      56,820
  Reinvestment of dividends.............................................       1,321      18,457       1,057      13,993
  Redeemed..............................................................      (2,059)    (31,149)     (3,614)    (52,443)
                                                                          -----------  ---------  -----------  ---------
Net increase -- Institutional...........................................         478       5,593       1,399      18,370
                                                                          -----------  ---------  -----------  ---------
Net increase in Fund....................................................       1,085   $  14,569       1,756   $  23,300
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

EQUITY VALUE FUND (000 OMITTED):

                                                                               SIX MONTHS ENDED          PERIOD ENDED
                                                                                 MAY 31, 1997        NOVEMBER 30, 1996(A)
                                                                                 (UNAUDITED)
                                                                            ----------------------  ----------------------
                                                                              SHARES      AMOUNT      SHARES      AMOUNT
                                                                            -----------  ---------  -----------  ---------
Retail Shares
  Sold....................................................................          47   $     607           2   $      21
  Reinvestment of dividends...............................................      --          --          --          --
  Redeemed................................................................          (4)        (51)     --          --
                                                                                   ---   ---------         ---   ---------
Net increase -- Retail....................................................          43         556           2          21
                                                                                   ---   ---------         ---   ---------
Institutional Shares
  Sold....................................................................         491       6,316         473       5,116
  Reinvestment of dividends...............................................           2          24      --          --
  Redeemed................................................................         (84)     (1,049)       (149)     (1,752)
                                                                                   ---   ---------         ---   ---------
Net increase -- Institutional.............................................         409       5,291         324       3,364
                                                                                   ---   ---------         ---   ---------
Net increase in Fund......................................................         452   $   5,847         326   $   3,385
                                                                                   ---   ---------         ---   ---------
                                                                                   ---   ---------         ---   ---------

---------------
 * Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND (000 OMITTED):

                                                                              SIX MONTHS ENDED          PERIOD ENDED
                                                                                MAY 31, 1997        NOVEMBER 30, 1996(A)
                                                                                (UNAUDITED)
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Retail Shares
  Sold...................................................................         139   $   1,676          10   $     108
  Reinvestment of dividends..............................................      --               1      --          --
  Redeemed...............................................................         (10)       (118)     --          --
                                                                                -----   ---------       -----   ---------
Net increase -- Retail...................................................         129       1,559          10         108
                                                                                -----   ---------       -----   ---------
Institutional Shares
  Sold...................................................................       1,660      19,687       1,580      16,747
  Reinvestment of dividends..............................................           2          24      --          --
  Redeemed...............................................................        (371)     (4,416)        (27)       (292)
                                                                                -----   ---------       -----   ---------
Net increase -- Institutional............................................       1,291      15,295       1,553      16,455
                                                                                -----   ---------       -----   ---------
Net increase in Fund.....................................................       1,420   $  16,854       1,563   $  16,563
                                                                                -----   ---------       -----   ---------
                                                                                -----   ---------       -----   ---------

SMALL CAPITALIZATION FUND (000 OMITTED):

                                                                             SIX MONTHS ENDED
                                                                               MAY 31, 1997             YEAR ENDED
                                                                               (UNAUDITED)          NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................       1,382   $  14,932         457   $   6,022
  Reinvestment of dividends.............................................          87         979          16         196
  Redeemed..............................................................      (1,211)    (13,330)       (195)     (2,519)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................         258       2,581         278       3,699
Shares issued upon conversion from Class B*.............................      --          --             221       2,593
                                                                          -----------  ---------  -----------  ---------
Net increase -- Retail..................................................         258       2,581         499       6,292
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --              12         142
  Reinvestment of dividends.............................................      --          --              14         164
  Redeemed..............................................................      --          --              (4)        (46)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................      --          --              22         260
Shares exchanged upon conversion into Retail............................      --          --            (226)     (2,593)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (204)     (2,333)
                                                                          -----------  ---------  -----------  ---------
Institutional Shares
  Sold..................................................................       2,125      23,537       3,933      51,136
  Reinvestment of dividends.............................................       1,247      14,163         507       6,170
  Redeemed..............................................................      (1,672)    (18,405)     (1,158)    (14,890)
                                                                          -----------  ---------  -----------  ---------
Net increase -- Institutional...........................................       1,700      19,295       3,282      42,416
                                                                          -----------  ---------  -----------  ---------
Net increase in Fund....................................................       1,958   $  21,876       3,577   $  46,375
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

---------------
 * Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

--------------------------------------------------------------------------------

BALANCED FUND (000 OMITTED):

                                                                             SIX MONTHS ENDED
                                                                               MAY 31, 1997             YEAR ENDED
                                                                               (UNAUDITED)          NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................         178   $   2,217         220   $   2,687
  Reinvestment of dividends.............................................          25         297           6          70
  Redeemed..............................................................         (58)       (709)        (99)     (1,211)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................         145       1,805         127       1,546
Shares issued upon conversion from Class B*.............................      --          --             208       2,460
                                                                          -----------  ---------  -----------  ---------
Net increase -- Retail..................................................         145       1,805         335       4,006
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --              29         342
  Reinvestment of dividends.............................................      --          --               4          49
  Redeemed..............................................................      --          --             (16)       (193)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................      --          --              17         198
Shares exchanged upon conversion into Retail............................      --          --            (211)     (2,460)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (194)     (2,262)
                                                                          -----------  ---------  -----------  ---------
Instititutional Shares
  Sold..................................................................         626       7,660       2,360      28,601
  Reinvestment of dividends.............................................         478       5,738         256       3,038
  Redeemed..............................................................      (1,207)    (14,931)     (1,859)    (22,417)
                                                                          -----------  ---------  -----------  ---------
Net increase (decrease) -- Institutional................................        (103)     (1,533)        757       9,222
                                                                          -----------  ---------  -----------  ---------
Net increase in Fund....................................................          42   $     272         898   $  10,966
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

SHORT-TERM FIXED INCOME FUND (000 OMITTED):

                                                                              SIX MONTHS ENDED
                                                                                MAY 31, 1997             YEAR ENDED
                                                                                (UNAUDITED)          NOVEMBER 30, 1996
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Retail Shares
  Sold...................................................................         135   $   1,346         105   $   1,045
  Reinvestment of dividends..............................................           2          21           3          25
  Redeemed...............................................................         (72)       (716)        (50)       (493)
                                                                           -----------  ---------       -----   ---------
Net increase in shares outstanding before conversion.....................          65         651          58         577
Shares issued upon conversion from Class B*..............................      --          --               6          61
                                                                           -----------  ---------       -----   ---------
Net increase -- Retail...................................................          65         651          64         638
                                                                           -----------  ---------       -----   ---------
Class B Shares*
  Sold...................................................................      --          --               4          40
  Reinvestment of dividends..............................................      --          --          --               2
  Redeemed...............................................................      --          --             (14)       (136)
                                                                           -----------  ---------       -----   ---------
Net decrease in shares outstanding before conversion.....................      --          --             (10)        (94)
Shares exchanged upon conversion into Retail.............................      --          --              (6)        (61)
                                                                           -----------  ---------       -----   ---------
Net decrease -- Class B*.................................................      --          --             (16)       (155)
                                                                           -----------  ---------       -----   ---------
Instititutional Shares
  Sold...................................................................       2,877      28,690       4,602      45,950
  Reinvestment of dividends..............................................          27         264          42         417
  Redeemed...............................................................      (1,081)    (10,782)       (745)     (7,448)
                                                                           -----------  ---------       -----   ---------
Net increase -- Institutional............................................       1,823      18,172       3,899      38,919
                                                                           -----------  ---------       -----   ---------
Net increase in Fund.....................................................       1,888   $  18,823       3,947   $  39,402
                                                                           -----------  ---------       -----   ---------
                                                                           -----------  ---------       -----   ---------

---------------
* Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND (000 OMITTED):

                                                                              SIX MONTHS ENDED
                                                                                MAY 31, 1997             YEAR ENDED
                                                                                (UNAUDITED)          NOVEMBER 30, 1996
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Retail Shares
  Sold...................................................................         304   $   3,070         244   $   2,520
  Reinvestment of dividends..............................................          58         584         115       1,188
  Redeemed...............................................................        (419)     (4,231)       (886)     (9,066)
                                                                                -----   ---------  -----------  ---------
Net decrease in shares outstanding before conversion.....................         (57)       (577)       (527)     (5,358)
Shares issued upon conversion from Class B*..............................      --          --             133       1,352
                                                                                -----   ---------  -----------  ---------
Net decrease -- Retail...................................................         (57)       (577)       (394)     (4,006)
                                                                                -----   ---------  -----------  ---------
Class B Shares*
  Sold...................................................................      --          --          --               7
  Reinvestment of dividends..............................................      --          --          --               6
  Redeemed...............................................................      --          --              (4)        (54)
                                                                                -----   ---------  -----------  ---------
Net decrease in shares outstanding before conversion.....................      --          --              (4)        (41)
Shares exchanged upon conversion into Retail.............................      --          --            (133)     (1,352)
                                                                                -----   ---------  -----------  ---------
Net decrease -- Class B*.................................................      --          --            (137)     (1,393)
                                                                                -----   ---------  -----------  ---------
Instititutional Shares
  Sold...................................................................       1,015      10,242       1,581      16,120
  Reinvestment of dividends..............................................          61         610         142       1,448
  Redeemed...............................................................        (342)     (3,453)     (5,289)    (54,302)
                                                                                -----   ---------  -----------  ---------
Net increase (decrease) -- Institutional.................................         734       7,399      (3,566)    (36,734)
                                                                                -----   ---------  -----------  ---------
Net increase (decrease) in Fund..........................................         677   $   6,822      (4,097)  $ (42,133)
                                                                                -----   ---------  -----------  ---------
                                                                                -----   ---------  -----------  ---------

MANAGED BOND FUND (000 OMITTED):

                                                                              SIX MONTHS ENDED
                                                                                MAY 31, 1997             YEAR ENDED
                                                                                (UNAUDITED)          NOVEMBER 30, 1996
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Retail Shares
  Sold...................................................................          61   $     621         115   $   1,178
  Reinvestment of dividends..............................................           4          38           6          56
  Redeemed...............................................................         (37)       (376)        (85)       (861)
                                                                                -----   ---------  -----------  ---------
Net increase in shares outstanding before conversion.....................          28         283          36         373
Shares issued upon conversion from Class B*..............................      --          --              50         508
                                                                                -----   ---------  -----------  ---------
Net increase -- Retail...................................................          28         283          86         881
                                                                                -----   ---------  -----------  ---------
Class B Shares*
  Sold...................................................................      --          --          --          --
  Reinvestment of dividends..............................................      --          --               1           8
  Redeemed...............................................................      --          --             (13)       (135)
                                                                                -----   ---------  -----------  ---------
Net decrease in shares outstanding before conversion.....................      --          --             (12)       (127)
Shares exchanged upon conversion into Retail.............................      --          --             (50)       (508)
                                                                                -----   ---------  -----------  ---------
Net decrease -- Class B*.................................................      --          --             (62)       (635)
                                                                                -----   ---------  -----------  ---------
Instititutional Shares
  Sold...................................................................       1,744      17,537       2,969      30,310
  Reinvestment of dividends..............................................         263       2,646         409       4,179
  Redeemed...............................................................        (975)     (9,799)     (2,626)    (26,871)
                                                                                -----   ---------  -----------  ---------
Net increase -- Institutional............................................       1,032      10,384         752       7,618
                                                                                -----   ---------  -----------  ---------
Net increase in Fund.....................................................       1,060   $  10,667         776   $   7,864
                                                                                -----   ---------  -----------  ---------
                                                                                -----   ---------  -----------  ---------

---------------
* Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

--------------------------------------------------------------------------------

FLORIDA TAX-EXEMPT FUND (000 OMITTED):

                                                                             SIX MONTHS ENDED
                                                                               MAY 31, 1997             YEAR ENDED
                                                                               (UNAUDITED)          NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................         667   $   7,248       1,014   $  10,992
  Reinvestment of dividends.............................................         147       1,596         296       3,199
  Redeemed..............................................................      (1,564)    (16,963)     (2,743)    (29,530)
                                                                          -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion....................        (750)     (8,119)     (1,433)    (15,339)
Shares issued upon conversion from Class B*.............................      --          --             865       9,313
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Retail..................................................        (750)     (8,119)       (568)     (6,026)
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --              21         236
  Reinvestment of dividends.............................................      --          --               6          61
  Redeemed..............................................................      --          --             (37)       (409)
                                                                          -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion....................      --          --             (10)       (112)
Shares exchanged upon conversion into Retail............................      --          --            (866)     (9,313)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (876)     (9,425)
                                                                          -----------  ---------  -----------  ---------
Instititutional Shares
  Sold..................................................................         483       5,253         855       9,242
  Reinvestment of dividends.............................................          14         150          23         256
  Redeemed..............................................................        (409)     (4,453)       (791)     (8,598)
                                                                          -----------  ---------  -----------  ---------
Net increase -- Institutional...........................................          88         950          87         900
                                                                          -----------  ---------  -----------  ---------
Net decrease in Fund....................................................        (662)  $  (7,169)     (1,357)  $ (14,551)
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

---------------
* Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

--------------------------------------------------------------------------------

PRIME FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                                    SIX MONTHS
                                                       ENDED
                                                      MAY 31,      YEAR ENDED
                                                       1997       NOVEMBER 30,
                                                    (UNAUDITED)       1996
                                                    -----------   ------------
Institutional Shares
  Shares sold.....................................   1,155,671      2,479,220
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................          28        --
  Shares redeemed.................................  (1,142,744)    (2,343,846)
                                                    -----------   ------------
Net increase in Institutional Shares..............      12,955        135,374
                                                    -----------   ------------
Service Shares
  Shares sold.....................................   1,214,929      1,878,670
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................       1,473          3,294
  Shares redeemed.................................  (1,239,421)    (1,794,568)
                                                    -----------   ------------
Net increase (decrease) in Service Shares.........     (23,019)        87,396
                                                    -----------   ------------
Retail Shares
  Shares sold.....................................     375,914        505,915
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................      12,630         22,566
  Shares redeemed.................................    (373,501)      (416,228)
                                                    -----------   ------------
Net increase in Retail Shares.....................      15,043        112,253
                                                    -----------   ------------
Total increase in Fund shares.....................       4,979        335,023
                                                    -----------   ------------
                                                    -----------   ------------

TREASURY FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                                    SIX MONTHS
                                                       ENDED
                                                      MAY 31,      YEAR ENDED
                                                       1997       NOVEMBER 30,
                                                    (UNAUDITED)       1996
                                                    -----------   ------------
Institutional Shares
  Shares sold.....................................     665,818        882,693
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................      --            --
  Shares redeemed.................................    (536,316)      (901,010)
                                                    -----------   ------------
Net increase (decrease) in Institutional Shares...     129,502        (18,317)
                                                    -----------   ------------
Service Shares
  Shares sold.....................................   1,015,486      1,506,655
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................         511          1,251
  Shares redeemed.................................  (1,167,882)     1,350,730
                                                    -----------   ------------
Net increase (decrease) in Service Shares.........    (151,885)       157,176
                                                    -----------   ------------
Retail Shares
  Shares sold.....................................     315,198        163,474
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................       1,655          2,229
  Shares redeemed.................................    (294,051)      (171,801)
                                                    -----------   ------------
Net increase (decrease) in Retail Shares..........      22,802         (6,098)
                                                    -----------   ------------
Total increase in Fund shares.....................         419        132,761
                                                    -----------   ------------
                                                    -----------   ------------

--------------------------------------------------------------------------------

TAX-EXEMPT FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                                    SIX MONTHS
                                                       ENDED
                                                      MAY 31,      YEAR ENDED
                                                       1997       NOVEMBER 30,
                                                    (UNAUDITED)       1996
                                                    -----------   ------------
Institutional Shares
  Shares sold.....................................     150,840        393,508
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................      --            --
  Shares redeemed.................................    (182,402)      (404,255)
                                                    -----------   ------------
Net decrease in Institutional Shares..............     (31,562)       (10,747)
                                                    -----------   ------------
Service Shares
  Shares sold.....................................         532            536
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................           7             14
  Shares redeemed.................................      (2,737)          (543)
                                                    -----------   ------------
Net increase (decrease) in Service Shares.........      (2,198)             7
                                                    -----------   ------------
Retail Shares
  Shares sold.....................................      97,261        137,081
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................         647          1,096
  Shares redeemed.................................     (86,537)      (129,263)
                                                    -----------   ------------
Net increase in Retail Shares.....................      11,371          8,914
                                                    -----------   ------------
Total decrease in Fund shares.....................     (22,389)        (1,826)
                                                    -----------   ------------
                                                    -----------   ------------

NOTE 6 -- CONCENTRATION OF CREDIT RISK

The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida economic, regional and political developments.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                      SIX MONTHS                              YEARS ENDED
                                                         ENDED       -------------------------------------------------------------
                                                     MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                      (UNAUDITED)     1996(b)(d)         1995            1994            1993
                                                     -------------   -------------   -------------   -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...............  $      16.31    $      14.62    $      10.86    $      11.82    $      11.97
                                                     -------------   -------------   -------------   -------------   -------------
Income (loss) from investment operations:
  Net investment income............................          0.02           (0.01)           0.02            0.08            0.15
  Net realized and unrealized gains (losses)
    on securities..................................          0.99            3.01            3.76           (0.39)          (0.08)
                                                     -------------   -------------   -------------   -------------   -------------
  Total income (loss) from investment operations...          1.01            3.00            3.78           (0.31)           0.07
                                                     -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income.............       --              --                (0.02)          (0.08)          (0.15)
  In excess of net investment income...............       --                (0.02)        --              --              --
  Distributions from net realized gains
    on securities..................................         (1.57)          (1.29)        --                (0.57)          (0.07)
                                                     -------------   -------------   -------------   -------------   -------------
  Total dividends and distributions................         (1.57)          (1.31)          (0.02)          (0.65)          (0.22)
                                                     -------------   -------------   -------------   -------------   -------------
Net change in net asset value......................         (0.56)           1.69            3.76           (0.96)          (0.15)
                                                     -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD.....................  $      15.75    $      16.31    $      14.62    $      10.86    $      11.82
                                                     -------------   -------------   -------------   -------------   -------------
                                                     -------------   -------------   -------------   -------------   -------------
Total return.......................................          7.52%++        22.66%          34.82%          (2.91%)          0.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).................  $     41,597    $     33,177    $     22,209    $     19,705    $    138,642
  Ratio of expenses to average net assets..........          1.33%+          1.27%           1.37%           1.07%           0.86%
  Ratio of net investment income to
    average net assets.............................          0.23%+         (0.08%)          0.15%           0.36%           1.22%
  Ratio of expenses to average net assets*.........          1.33%+          1.28%             (a)           1.29%           1.21%
  Ratio of net investment income to
    average net assets*............................          0.23%+         (0.09%)            (a)           0.13%           0.87%
  Portfolio turnover...............................            35%             89%            104%            113%            102%
  Average commission rate paid (c).................  $     0.0544    $     0.0518         --              --              --

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (d) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized
 ++ Not annualized

See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                            SIX MONTHS
                                                               ENDED        YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                           MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                            (UNAUDITED)       1996(c)          1995            1994*
                                                           -------------   -------------   -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $      16.36    $      14.63    $      10.89    $      11.94
                                                           -------------   -------------   -------------   -------------
Income (loss) from investment operations:
  Net investment income..................................          0.02            0.06            0.08            0.11
  Net realized and unrealized gains (losses) on
    securities...........................................          1.04            3.02            3.74           (0.90)
                                                           -------------   -------------   -------------   -------------
  Total income (loss) from investment operations.........          1.06            3.08            3.82           (0.79)
                                                           -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income...................         (0.01)          (0.06)          (0.08)          (0.11)
  Distributions from net realized gains on securities....         (1.57)          (1.29)        --                (0.15)
                                                           -------------   -------------   -------------   -------------
  Total dividends and distributions......................         (1.58)          (1.35)          (0.08)          (0.26)
                                                           -------------   -------------   -------------   -------------
Net change in net asset value............................         (0.52)           1.73            3.74           (1.05)
                                                           -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD...........................  $      15.84    $      16.36    $      14.63    $      10.89
                                                           -------------   -------------   -------------   -------------
                                                           -------------   -------------   -------------   -------------
Total return.............................................          7.85%++        23.33%          35.21%          (6.62%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).......................  $    217,923    $    217,184    $    173,824    $    164,015
  Ratio of expenses to average net assets**..............          0.75%+          0.79%           0.84%           0.79%+
  Ratio of net investment income to average net
    assets**.............................................          0.35%+          0.43%           0.67%           1.46%+
  Ratio of expenses to average net assets**..............            (a)           0.79%             (a)             (a)
  Ratio of net investment income (loss) to average net
    assets**.............................................            (a)           0.43%             (a)             (a)
  Portfolio turnover.....................................            35%             89%            104%            113%
  Average commission rate paid (b).......................  $     0.0544    $     0.0518         --              --

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                          SIX MONTHS
                                                                            ENDED      PERIOD ENDED
                                                                         MAY 31, 1997  NOVEMBER 30,
                                                                         (UNAUDITED)     1996*(b)
                                                                         ------------  ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...................................   $    12.18    $    10.00
                                                                         ------------  ------------
Income from investment operations:
  Net investment income................................................         0.09          0.27
  Net realized and unrealized gains on securities......................         1.49          2.18
                                                                         ------------  ------------
  Total income from investment operations..............................         1.58          2.45
                                                                         ------------  ------------
Less dividends and distributions:
  Dividends from net investment income.................................        (0.11)        (0.27)
  Distributions from net realized gains on securities..................        (0.08)       --
                                                                         ------------  ------------
  Total dividends and distributions....................................        (0.19)        (0.27)
                                                                         ------------  ------------
Net change in net asset value..........................................         1.39          2.18
                                                                         ------------  ------------
NET ASSET VALUE, END OF PERIOD.........................................   $    13.57    $    12.18
                                                                         ------------  ------------
                                                                         ------------  ------------
Total return...........................................................        13.13%++       24.84%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).....................................   $      609    $       23
  Ratio of expenses to average net assets..............................         1.24%+        0.00%+
  Ratio of net investment income to average net assets.................         1.94%+        3.01%+
  Ratio of expenses to average net assets**............................         7.15%+      277.68%+
  Ratio of net investment loss to average net assets**.................        (3.97%)+     (274.67%)+
  Portfolio turnover...................................................           12%           19%
  Average commission rate paid (a).....................................   $   0.0303    $   0.0791

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                          SIX MONTHS
                                                                            ENDED      PERIOD ENDED
                                                                         MAY 31, 1997  NOVEMBER 30,
                                                                         (UNAUDITED)     1996*(b)
                                                                         ------------  ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...................................   $    12.18    $    10.00
                                                                         ------------  ------------
Income from investment operations:
  Net investment income................................................         0.11          0.28
  Net realized and unrealized gains on securities......................         1.48          2.18
                                                                         ------------  ------------
  Total income from investment operations..............................         1.59          2.46
                                                                         ------------  ------------
Less dividends and distributions:
  Dividends from net investment income.................................        (0.11)        (0.28)
  Distributions from net realized gains on securities..................        (0.08)       --
                                                                         ------------  ------------
  Total dividends and distributions....................................        (0.19)        (0.28)
                                                                         ------------  ------------
Net change in net asset value..........................................         1.40          2.18
                                                                         ------------  ------------
NET ASSET VALUE, END OF PERIOD.........................................   $    13.58    $    12.18
                                                                         ------------  ------------
                                                                         ------------  ------------
Total return...........................................................        13.21%++       24.93%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).....................................   $    9,963    $    3,945
  Ratio of expenses to average net assets..............................         0.60%+        0.00%+
  Ratio of net investment income to average net assets.................         2.13%+        2.89%+
  Ratio of expenses to average net assets**............................         1.06%+        4.37%+
  Ratio of net investment loss to average net assets**.................         1.67%+       (1.48%)+
  Portfolio turnover...................................................           12%           19%
  Average commission rate paid (a).....................................   $   0.0303    $   0.0791

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                SIX MONTHS        PERIOD
                                                                                   ENDED           ENDED
                                                                               MAY 31, 1997    NOVEMBER 30,
                                                                                (UNAUDITED)      1996*(b)
                                                                               -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.........................................  $      11.29    $      10.00
                                                                               -------------   -------------
Income from investment operations:
  Net investment income......................................................          0.06            0.04
  Net realized and unrealized gains on securities............................          1.48            1.31
                                                                               -------------   -------------
  Total Income from investment operations....................................          1.54            1.35
                                                                               -------------   -------------
Less dividends and distributions:
  Dividends from net investment income.......................................       --                (0.04)
  Distributions from net realized gains on securities........................         (0.02)          (0.02)
                                                                               -------------   -------------
  Total dividends and distributions..........................................         (0.02)          (0.06)
                                                                               -------------   -------------
Net change in net asset value................................................          1.52            1.29
                                                                               -------------   -------------
NET ASSET VALUE, END OF PERIOD...............................................  $      12.81    $      11.29
                                                                               -------------   -------------
                                                                               -------------   -------------
Total return.................................................................         13.71%++        13.54%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...........................................  $      1,786    $        115
  Ratio of expenses to average net assets....................................          1.90%+          0.00%+
  Ratio of net investment income to average net assets.......................          2.04%+          1.83%+
  Ratio of expenses to average net assets**..................................          2.93%+         57.40%+
  Ratio of net investment loss to average net assets**.......................          1.01%+        (55.57%)+
  Portfolio turnover.........................................................            22%             50%
  Average commission rate paid (a)...........................................  $     0.0401    $     0.0463

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's Investment Sub-Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               SIX MONTHS        PERIOD
                                                                                  ENDED           ENDED
                                                                              MAY 31, 1997    NOVEMBER 30,
                                                                               (UNAUDITED)      1996*(b)
                                                                              -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD........................................  $      11.29    $      10.00
                                                                              -------------   -------------
Income from investment operations:
  Net investment income.....................................................          0.08            0.06
  Net realized and unrealized gains on securities...........................          1.51            1.29
                                                                              -------------   -------------
  Total income from investment operations...................................          1.59            1.35
                                                                              -------------   -------------
Less dividends and distributions:
  Dividends from net realized gains on securities...........................         (0.02)          (0.06)
                                                                              -------------   -------------
Net change in net asset value...............................................          1.57            1.29
                                                                              -------------   -------------
NET ASSET VALUE, END OF PERIOD..............................................  $      12.86    $      11.29
                                                                              -------------   -------------
                                                                              -------------   -------------
Total return................................................................         14.16%++        13.47%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..........................................  $     36,581    $     17,528
  Ratio of expenses to average net assets...................................          1.28%+          0.00%+
  Ratio of net investment income to average net assets......................          1.67%+          1.99%+
  Ratio of expenses to average net assets**.................................          1.28%+          3.46%+
  Ratio of net investment loss to average net assets**......................          1.67%+         (1.47%)+
  Portfolio turnover........................................................            22%             50%
  Average commission rate paid (a)..........................................  $     0.0401    $     0.0463

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's Investment Sub-Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            SIX MONTHS
                                                                              ENDED
                                                                             MAY 31,      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                               1997      NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                            (UNAUDITED)   1996(a)(c)        1995          1994*
                                                                            ----------   ------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD......................................   $ 13.43       $ 12.77        $  9.66        $ 10.49
                                                                            ----------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss.....................................................     (0.06)        (0.11)         (0.04)         (0.04)
  Net realized and unrealized gains (losses) on securities................     (0.83)         1.77           3.15          (0.79)
                                                                            ----------   ------------   ------------   ------------
  Total income (loss) from investment operations..........................     (0.89)         1.66           3.11          (0.83)
                                                                            ----------   ------------   ------------   ------------
Distributions from net realized gains on securities.......................     (1.74)        (1.00)        --             --
                                                                            ----------   ------------   ------------   ------------
Net change in net asset value.............................................     (2.63)         0.66           3.11          (0.83)
                                                                            ----------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD............................................   $ 10.80       $ 13.43        $ 12.77        $  9.66
                                                                            ----------   ------------   ------------   ------------
                                                                            ----------   ------------   ------------   ------------
Total return..............................................................      7.19%++      13.83%         32.19%         (7.91%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)........................................   $10,421       $ 9,490        $ 2,657        $ 1,583
  Ratio of expenses to average net assets.................................      1.75%+        1.59%          1.54%          1.54%+
  Ratio of net investment loss to average net assets......................     (1.26%)+      (1.02%)        (0.81%)        (0.67%)+
  Ratio of expenses to average net assets**...............................      1.72%+        1.70%          2.43%          2.50%+
  Ratio of net investment loss to average net assets**....................     (1.29%)+      (1.13%)        (1.70%)        (1.63%)+
  Portfolio turnover......................................................       104%          356%           229%           118%
  Average commission rate paid (b)........................................   $0.0440       $0.0420         --             --

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            SIX MONTHS
                                                                              ENDED
                                                                             MAY 31,      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                               1997      NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                            (UNAUDITED)    1996(b)          1995          1994*
                                                                            ----------   ------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD......................................   $ 13.52       $ 12.78        $  9.66        $ 10.00
                                                                            ----------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss.....................................................     (0.04)        (0.07)         (0.03)         (0.04)
  Net realized and unrealized gains (losses) on securities................     (0.83)         1.81           3.15          (0.30)
                                                                            ----------   ------------   ------------   ------------
  Total income (loss) from investment operations..........................     (0.87)         1.74           3.12          (0.34)
                                                                            ----------   ------------   ------------   ------------
Distributions from net realized gains on securities.......................     (1.74)        (1.00)        --             --
                                                                            ----------   ------------   ------------   ------------
Net change in net asset value.............................................     (2.61)         0.74           3.12          (0.34)
                                                                            ----------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD............................................   $ 10.91       $ 13.52        $ 12.78        $  9.66
                                                                            ----------   ------------   ------------   ------------
                                                                            ----------   ------------   ------------   ------------
Total return..............................................................     (6.96%)++     14.49%         32.30%         (3.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)........................................   $129,904      $138,008       $88,561        $53,509
  Ratio of expenses to average net assets.................................      1.18%+        1.22%          1.39%          1.29%+
  Ratio of net investment loss to average net assets......................     (0.69%)+      (0.60%)        (0.65%)        (0.54%)+
  Ratio of expenses to average net assets**...............................      1.18%+        1.24%          1.42%          1.48%+
  Ratio of net investment loss to average net assets**....................     (0.69%)+      (0.62%)        (0.68%)        (0.73%)+
  Portfolio turnover......................................................       104%          356%           229%           118%
  Average commission rate paid (a)........................................   $0.0440       $0.0420         --             --

---------------
  * For the period January 4, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                            SIX MONTHS
                                                               ENDED
                                                              MAY 31,        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                               1997         NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,
                                                            (UNAUDITED)      1996(a)(c)           1995              1994*
                                                            -----------     -------------     -------------     -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD .....................  $    13.15      $      12.02      $       9.72      $      10.00
                                                            -----------     -------------           ------            ------
Income (loss) from investment operations:
  Net investment income ..................................        0.12              0.30              0.30              0.24
  Net realized and unrealized gains (losses) on
    securities ...........................................        0.23              1.36              2.30             (0.28)
                                                            -----------     -------------           ------            ------
  Total income (loss) from investment operations .........        0.35              1.66              2.60             (0.04)
                                                            -----------     -------------           ------            ------
Less dividends and distributions:
  Dividends from net investment income ...................       (0.14)            (0.31)            (0.30)            (0.22)
  Distributions in excess of net investment income .......      --               --                --                  (0.02)
  Distributions from net realized gains on securities ....       (0.69)            (0.22)          --                --
                                                            -----------     -------------           ------            ------
  Total dividends and distributions ......................       (0.83)            (0.53)            (0.30)            (0.24)
                                                            -----------     -------------           ------            ------
Net change in net asset value ............................       (0.48)             1.13              2.30             (0.28)
                                                            -----------     -------------           ------            ------
NET ASSET VALUE, END OF PERIOD ...........................  $    12.67      $      13.15      $      12.02      $       9.72
                                                            -----------     -------------           ------            ------
                                                            -----------     -------------           ------            ------
Total return .............................................        3.02%++          14.23%            27.45%            (0.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .......................  $    7,229      $      5,592      $      1,082      $        543
  Ratio of expenses to average net assets ................        1.35%+            1.06%             0.72%             0.68%+
  Ratio of net investment income to average net assets ...        2.14%+            2.02%             3.14%             3.70%+
  Ratio of expenses to average net assets** ..............        1.37%+            1.35%             4.20%             2.50%+
  Ratio of net investment income (loss) to average net
    assets** .............................................        2.12%+            1.73%            (0.34%)            1.88%+
  Portfolio turnover .....................................          34%              106%               87%               33%
  Average commission rate paid (b) .......................  $   0.0499      $     0.0466           --                --

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                           SIX MONTHS
                                                              ENDED          YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                          MAY 31, 1997      NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,
                                                           (UNAUDITED)         1996(b)            1995              1994*
                                                          -------------     -------------     -------------     -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD ...................  $      13.03      $      11.91      $       9.63      $      10.00
                                                          -------------     -------------     -------------     -------------
Income (loss) from investment operations:
  Net investment income ................................          0.17              0.35              0.33              0.27
  Net realized and unrealized gains (losses) on
    securities .........................................          0.22              1.34              2.28             (0.37)
                                                          -------------     -------------     -------------     -------------
  Total income (loss) from investment operations .......          0.39              1.69              2.61             (0.10)
                                                          -------------     -------------     -------------     -------------
Less dividends and distributions:
  Dividends from net investment income .................         (0.16)            (0.35)            (0.33)            (0.25)
  Distributions in excess of net investment income .....       --                --                --                  (0.02)
  Distributions from net realized gains on
    securities .........................................         (0.69)            (0.22)          --                --
                                                          -------------     -------------     -------------     -------------
  Total dividends and distributions ....................         (0.85)            (0.57)            (0.33)            (0.27)
                                                          -------------     -------------     -------------     -------------
Net change in net asset value ..........................         (0.46)             1.12              2.28             (0.37)
                                                          -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD .........................  $      12.57      $      13.03      $      11.91      $       9.63
                                                          -------------     -------------     -------------     -------------
                                                          -------------     -------------     -------------     -------------
Total return ...........................................          3.36%++          14.73%            27.99%            (1.02%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .....................  $     86,114      $     90,602      $     73,830      $     51,170
  Ratio of expenses to average net assets ..............          0.80%+            0.69%             0.32%             0.28%+
  Ratio of net investment income to average net
    assets .............................................          2.69%+            2.96%             3.54%             4.11%+
  Ratio of expenses to average net assets** ............          0.80%+            0.90%             1.10%             1.25%+
  Ratio of net investment income to average net
    assets** ...........................................          2.69%+            2.75%             2.76%             3.14%+
  Portfolio turnover ...................................            34%              106%               87%               33%
  Average commission rate paid (a) .....................  $     0.0499      $     0.0466           --                --

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         SIX MONTHS
                                                            ENDED        YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                        MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                         (UNAUDITED)     1996(a)(b)         1995            1994*
                                                        -------------   -------------   -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..................  $      10.07    $      10.14    $       9.74    $      10.00
                                                              ------          ------          ------          ------
Income from investment operations:
  Net investment income...............................          0.27            0.55            0.57            0.32
  Net realized and unrealized gains (losses) on
    securities........................................         (0.13)          (0.04)           0.40           (0.26)
                                                              ------          ------          ------          ------
  Total gains from investment operations..............          0.14            0.51            0.97            0.06
                                                              ------          ------          ------          ------
Less dividends and distributions:
  Dividends from net investment income................         (0.27)          (0.55)          (0.57)          (0.32)
  Distributions from net realized gains on
    securities........................................         (0.01)          (0.03)        --              --
                                                              ------          ------          ------          ------
  Total dividends and distributions...................         (0.28)          (0.58)          (0.57)          (0.32)
                                                              ------          ------          ------          ------
Net change in net asset value.........................         (0.14)          (0.07)           0.40           (0.26)
                                                              ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD........................  $       9.93    $      10.07    $      10.14    $       9.74
                                                              ------          ------          ------          ------
                                                              ------          ------          ------          ------
Total return..........................................          1.39%++         5.23%          10.25%           0.65%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................  $      1,619    $        985    $        343    $        223
  Ratio of expenses to average net assets.............          0.91%+          0.80%           0.71%           0.67%+
  Ratio of net investment income to average net
    assets............................................          5.34%+          5.17%           5.72%           5.20%+
  Ratio of expenses to average net assets**...........          1.38%+          2.33%           9.10%           2.50%+
  Ratio of net investment income (loss) to average net
    assets**..........................................          4.87%+          3.64%          (2.67%)          3.36%+
  Portfolio turnover..................................            59%            138%             33%              0%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         SIX MONTHS
                                                            ENDED        YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                        MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                         (UNAUDITED)       1996(a)          1995            1994*
                                                        -------------   -------------   -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..................  $      10.07    $      10.15    $       9.74    $      10.00
                                                        -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income...............................          0.28            0.58            0.61            0.35
  Net unrealized gains (losses) on securities.........         (0.12)          (0.05)           0.41           (0.26)
                                                        -------------   -------------   -------------   -------------
  Total income from investment operations.............          0.16            0.53            1.02            0.09
                                                        -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income................         (0.28)          (0.58)          (0.61)          (0.35)
  Distributions from net realized gains on
    securities........................................         (0.01)          (0.03)        --              --
                                                        -------------   -------------   -------------   -------------
  Total dividends and distributions...................         (0.29)          (0.61)          (0.61)          (0.35)
                                                        -------------   -------------   -------------   -------------
Net change in net asset value.........................         (0.13)          (0.08)           0.41           (0.26)
                                                        -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD........................  $       9.94    $      10.07    $      10.15    $       9.74
                                                        -------------   -------------   -------------   -------------
                                                        -------------   -------------   -------------   -------------
Total return..........................................          1.65%++         5.47%          10.80%           0.90%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................  $     70,587    $     53,200    $     14,037    $     23,566
  Ratio of expenses to average net assets.............          0.60%+          0.53%           0.32%           0.28%+
  Ratio of net investment income to average net
    assets............................................          5.69%+          5.79%           6.14%           5.55%+
  Ratio of expenses to average net assets**...........          0.61%+          0.90%           1.43%           1.60%+
  Ratio of net investment income to average net
    assets**..........................................          5.68%+          5.42%           5.03%           4.24%+
  Portfolio turnover..................................            59%            138%             33%              0%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                SIX MONTHS                           YEARS ENDED
                                                  ENDED       ---------------------------------------------------------
                                               MAY 31, 1997   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                               (UNAUDITED)     1996(b)(c)        1995           1994           1993
                                               ------------   ------------   ------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.........  $     10.30    $     10.39    $      9.72    $     10.79    $     10.52
                                               ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income......................         0.30           0.61           0.64           0.58           0.66
  Net realized and unrealized gains (losses)
    on securities............................        (0.23)         (0.09)          0.67          (0.94)          0.41
                                               ------------   ------------   ------------   ------------   ------------
  Total income (loss) from investment
    operations...............................         0.07           0.52           1.31          (0.36)          1.07
                                               ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.......        (0.30)         (0.61)         (0.64)         (0.58)         (0.66)
  Distributions in excess of net investment
    income...................................      --             --             --               (0.01)       --
  Distributions from net realized gains on
    securities...............................      --             --             --               (0.10)         (0.14)
  Distributions in excess of net realized
    gains....................................      --             --             --               (0.02)       --
                                               ------------   ------------   ------------   ------------   ------------
  Total dividends and distributions..........        (0.30)         (0.61)         (0.64)         (0.71)         (0.80)
                                               ------------   ------------   ------------   ------------   ------------
Net change in net asset value................        (0.23)         (0.09)          0.67          (1.07)          0.27
                                               ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD...............  $     10.07    $     10.30    $     10.39    $      9.72    $     10.79
                                               ------------   ------------   ------------   ------------   ------------
                                               ------------   ------------   ------------   ------------   ------------
Total return.................................         0.71%++        5.24%         13.85%         (3.45%)        10.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...........  $    21,559    $    22,631    $    26,912    $    30,855    $   145,328
  Ratio of expenses to average net assets....         1.10%+         1.09%          1.27%          0.98%          0.64%
  Ratio of net investment income to average
    net assets...............................         5.93%+         5.88%          7.02%          5.68%          5.91%
  Ratio of expenses to average net assets*...         1.15%+         1.14%            (a)          1.09%          1.06%
  Ratio of net investment income to average
    net assets*..............................         5.88%+         5.83%            (a)          5.57%          5.49%
  Portfolio turnover.........................           36%            53%            89%           133%            72%

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                           SIX MONTHS
                                                             ENDED        YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                          MAY 31, 1997   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                          (UNAUDITED)      1996(b)          1995          1994*
                                                          ------------   ------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD....................  $     10.27    $     10.36    $      9.71    $     10.47
                                                          ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income.................................         0.32           0.65           0.68           0.46
  Net realized and unrealized gains (losses) on
    securities..........................................        (0.23)         (0.09)          0.65          (0.75)
                                                          ------------   ------------   ------------   ------------
  Total income (loss) from investment operations........         0.09           0.56           1.33          (0.29)
                                                          ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income..................        (0.32)         (0.65)         (0.68)         (0.46)
  Distributions in excess of net investment income......      --             --             --               (0.01)
                                                          ------------   ------------   ------------   ------------
  Total dividends and distributions.....................        (0.32)         (0.65)         (0.68)         (0.47)
                                                          ------------   ------------   ------------   ------------
Net change in net asset value...........................        (0.23)         (0.09)          0.65          (0.76)
                                                          ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..........................  $     10.04    $     10.27    $     10.36    $      9.71
                                                          ------------   ------------   ------------   ------------
                                                          ------------   ------------   ------------   ------------
Total return............................................         0.95%++        5.69%         14.10%         (2.83%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)......................  $    43,994    $    37,468    $    74,753    $    69,314
  Ratio of expenses to average net assets...............         0.59%+         0.69%          0.83%          0.68%+
  Ratio of net investment income to average net
    assets..............................................         6.44%+         6.39%          7.46%          5.90%+
  Ratio of expenses to average net assets**.............         0.59%+         0.69%            (a)          0.69%+
  Ratio of net investment income to average net
    assets**............................................         6.44%+         6.39%            (a)          5.90%+
  Portfolio turnover....................................           36%            53%            89%           133%

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   SIX MONTHS
                                                                      ENDED        YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                  MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                                   (UNAUDITED)     1996(a)(b)         1995            1994*
                                                                  -------------   -------------   -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............................  $      10.41    $      10.59    $       9.54    $      10.00
                                                                        ------          ------          ------          ------
Income (loss) from investment operations:
  Net investment income.........................................          0.29            0.61            0.66            0.43
  Net realized and unrealized gains (losses) on securities......         (0.27)          (0.06)           1.05           (0.46)
                                                                        ------          ------          ------          ------
  Total income (loss) from investment operations................          0.02            0.55            1.71           (0.03)
                                                                        ------          ------          ------          ------
Less dividends and distributions:
  Dividends from net investment income..........................         (0.29)          (0.61)          (0.66)          (0.41)
  Distributions in excess of net investment income..............       --              --              --                (0.02)
  Distributions from net realized gains on securities...........         (0.10)          (0.12)        --              --
                                                                        ------          ------          ------          ------
  Total dividends and distributions.............................         (0.39)          (0.73)          (0.66)          (0.43)
                                                                        ------          ------          ------          ------
Net change in net asset value...................................         (0.37)          (0.18)           1.05           (0.46)
                                                                        ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD..................................  $      10.04    $      10.41    $      10.59    $       9.54
                                                                        ------          ------          ------          ------
                                                                        ------          ------          ------          ------
Total return....................................................          0.21%++         5.51%          18.47%          (0.35%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............................  $      1,915    $      1,697    $        820    $        609
  Ratio of expenses to average net assets.......................          1.10%+          0.91%           0.71%           0.65%+
  Ratio of net investment income to average net assets..........          5.79%+          5.35%           6.49%           6.29%+
  Ratio of expenses to average net assets**.....................          1.96%+          1.59%           3.17%           2.50%+
  Ratio of net investment income to average net assets**........          4.93%+          4.67%           4.03%           4.44%+
  Portfolio turnover............................................            46%             97%             92%             83%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   SIX MONTHS
                                                                      ENDED        YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                  MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                                   (UNAUDITED)       1996(a)          1995            1994*
                                                                  -------------   -------------   -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............................  $      10.37    $      10.55    $       9.55    $      10.00
                                                                  -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income.........................................          0.32            0.65            0.70            0.45
  Net realized and unrealized gains (losses) on securities......         (0.28)          (0.06)           1.00           (0.45)
                                                                  -------------   -------------   -------------   -------------
  Total income from investment operations.......................          0.04            0.59            1.70         --
                                                                  -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income..........................         (0.32)          (0.65)          (0.70)          (0.43)
  Distributions in excess of net investment income..............         (0.10)          (0.12)        --                (0.02)
                                                                  -------------   -------------   -------------   -------------
  Total dividends and distributions.............................         (0.42)          (0.77)          (0.70)          (0.45)
                                                                  -------------   -------------   -------------   -------------
Net change in net asset value...................................         (0.38)          (0.18)           1.00           (0.45)
                                                                  -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD..................................  $       9.99    $      10.37    $      10.55    $       9.55
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------
Total return....................................................          0.36%++         5.96%          18.36%          (0.01%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............................  $     83,084    $     75,519    $     68,923    $     66,588
  Ratio of expenses to average net assets.......................          0.57%+          0.54%           0.31%           0.27%+
  Ratio of net investment income to average net assets..........          6.31%+          6.32%           6.95%           6.83%+
  Ratio of expenses to average net assets**.....................          0.57%+          0.67%           0.83%           0.86%+
  Ratio of net investment income to average net assets**........          6.31%+          6.20%           6.43%           6.25%+
  Portfolio turnover............................................            46%             97%             92%             83%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                      SIX MONTHS                           YEARS ENDED
                                                        ENDED       ---------------------------------------------------------
                                                     MAY 31, 1997   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                     (UNAUDITED)     1996(b)(c)        1995           1994           1993
                                                     ------------   ------------   ------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...............  $     11.06    $     11.09    $      9.87    $     11.33    $     10.55
                                                     ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income............................         0.26           0.53           0.54           0.53           0.61
  Net realized and unrealized gains (losses) on
    securities.....................................        (0.16)         (0.03)          1.22          (1.37)          0.78
                                                     ------------   ------------   ------------   ------------   ------------
  Total income (loss) from investment operations...         0.10           0.50           1.76          (0.84)          1.39
                                                     ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.............        (0.26)         (0.53)         (0.54)         (0.53)         (0.61)
  Distributions from net realized gains on
    securities.....................................      --             --             --               (0.09)       --
                                                     ------------   ------------   ------------   ------------   ------------
  Total dividends and distributions................        (0.26)         (0.53)         (0.54)         (0.62)         (0.61)
                                                     ------------   ------------   ------------   ------------   ------------
Net change in net asset value......................        (0.16)         (0.03)          1.22          (1.46)          0.78
                                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.....................  $     10.90    $     11.06    $     11.09    $      9.87    $     11.33
                                                     ------------   ------------   ------------   ------------   ------------
                                                     ------------   ------------   ------------   ------------   ------------
Total return.......................................         0.93%++        4.69%         18.17%         (7.75%)        13.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).................  $    78,041    $    87,452    $    94,017    $   109,426    $   207,764
  Ratio of expenses to average net assets..........         0.90%+         0.92%          1.07%          0.96%          0.65%
  Ratio of net investment income to average net
    assets.........................................         4.79%+         4.73%          5.08%          4.96%          5.32%
  Ratio of expenses to average net assets*.........         1.14%+         1.06%            (a)          1.04%          1.00%
  Ratio of net investment income to average net
    assets*........................................         4.55%+         4.59%            (a)          4.88%          4.97%
  Portfolio turnover...............................           37%           152%            89%            89%            48%

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         SIX MONTHS
                                                           ENDED        YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                        MAY 31, 1997   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                        (UNAUDITED)      1996(b)          1995          1994*
                                                        ------------   ------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..................  $     11.07    $     11.09    $      9.87    $     11.07
                                                        ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income...............................         0.28           0.56           0.57           0.42
  Net realized and unrealized gains (losses) on
    securities........................................        (0.16)         (0.02)          1.22          (1.19)
                                                        ------------   ------------   ------------   ------------
  Total income (loss) from investment operations......         0.12           0.54           1.79          (0.77)
                                                        ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income................        (0.28)         (0.56)         (0.57)         (0.42)
  Distributions from net realized gains on
    securities........................................      --             --             --               (0.01)
                                                        ------------   ------------   ------------   ------------
  Total dividends and distributions...................        (0.28)         (0.56)         (0.57)         (0.43)
                                                        ------------   ------------   ------------   ------------
Net change in net asset value.........................        (0.16)         (0.02)          1.22          (1.20)
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD........................  $     10.91    $     11.07    $     11.09    $      9.87
                                                        ------------   ------------   ------------   ------------
                                                        ------------   ------------   ------------   ------------
Total return..........................................         1.09%++        5.09%         18.55%         (7.07%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................  $    35,333    $    34,875    $    33,979    $    29,309
  Ratio of expenses to average net assets.............         0.58%+         0.69%          0.74%          0.71%+
  Ratio of net investment income to average net
    assets............................................         5.10%+         5.17%          5.39%          5.34%+
  Ratio of expenses to average net assets**...........         0.58%+         0.69%            (a)          0.71%+
  Ratio of net investment income to average net
    assets**..........................................         5.10%+         5.17%            (a)          5.33%+
  Portfolio turnover..................................           37%           152%            89%            89%

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                   SIX MONTHS                              YEARS ENDED
                                                      ENDED       -------------------------------------------------------------
                                                  MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                   (UNAUDITED)       1996(b)          1995            1994            1993
                                                  -------------   -------------   -------------   -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............  $     1.0000    $     1.0002    $     1.0000    $     0.9999    $     1.0001
                                                  -------------   -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income ........................        0.0257          0.0519          0.0566          0.0390          0.0316
  Net realized gains (losses) on securities ....       --              --               0.0002         (0.0028)        (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total income from investment operations ......        0.0257          0.0519          0.0568          0.0362          0.0315
                                                  -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income .........       (0.0257)        (0.0519)        (0.0566)        (0.0390)        (0.0316)
  Distributions from net realized gains on
    securities .................................       --              (0.0002)        --              --              (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total dividends and distributions ............       (0.0257)        (0.0521)        (0.0566)        (0.0390)        (0.0317)
                                                  -------------   -------------   -------------   -------------   -------------
Voluntary capital contribution .................       --              --              --               0.0029         --
                                                  -------------   -------------   -------------   -------------   -------------
Net change in net asset value ..................       --              (0.0002)         0.0002          0.0001         (0.0002)
                                                  -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD .................  $     1.0000    $     1.0000    $     1.0002    $     1.0000    $     0.9999
                                                  -------------   -------------   -------------   -------------   -------------
                                                  -------------   -------------   -------------   -------------   -------------
Total return ...................................          2.60%++         5.34%           5.81%           3.97%           3.21%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .............  $    610,955    $    598,009    $    462,726    $    413,541    $    510,683
  Ratio of expenses to average net assets ......          0.37%+          0.38%           0.37%           0.37%           0.35%
  Ratio of net investment income to average net
    assets .....................................          5.14%+          5.19%           5.66%           3.92%           3.21%
  Ratio of expenses to average net assets* .....          0.40%+          0.42%           0.39%             (a)             (a)
  Ratio of net investment income to average net
    assets* ....................................          5.11%+          5.15%           5.64%             (a)             (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                   SIX MONTHS                              YEARS ENDED
                                                      ENDED       -------------------------------------------------------------
                                                  MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                   (UNAUDITED)       1996(b)          1995            1994            1993
                                                  -------------   -------------   -------------   -------------   -------------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $     1.0000    $     1.0002    $     1.0000    $     0.9999    $     1.0001
                                                  -------------   -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income ........................        0.0240          0.0486          0.0536          0.0355          0.0281
  Net realized gains (losses) on securities ....       --              --               0.0002         (0.0028)        (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total income from investment operations ......        0.0240          0.0486          0.0538          0.0327          0.0280
                                                  -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income .........       (0.0240)        (0.0486)        (0.0536)        (0.0355)        (0.0281)
  Distributions from net realized gains on
    securities .................................       --              (0.0002)        --              --              (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total dividends and distributions ............       (0.0240)        (0.0488)        (0.0536)        (0.0355)        (0.0282)
                                                  -------------   -------------   -------------   -------------   -------------
Voluntary capital contribution .................       --              --              --               0.0029         --
                                                  -------------   -------------   -------------   -------------   -------------
Net change in net asset value ..................       --              (0.0002)         0.0002          0.0001         (0.0002)
                                                  -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD .................  $     1.0000    $     1.0000    $     1.0002    $     1.0000    $     0.9999
                                                  -------------   -------------   -------------   -------------   -------------
                                                  -------------   -------------   -------------   -------------   -------------
Total return....................................          2.42%++         4.99%           5.49%           3.61%           2.85%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .............  $    966,194    $    989,227    $    902,006    $    833,667    $    619,149
  Ratio of expenses to average net assets ......          0.71%+          0.72%           0.72%           0.72%           0.71%
  Ratio of net investment income to average net
    assets .....................................          4.80%+          4.86%           5.31%           3.59%           2.80%
  Ratio of expenses to average net assets* .....          0.74%+          0.77%           0.74%             (a)             (a)
  Ratio of net investment income to average net
    assets* ....................................          4.77%+          4.81%           5.29%             (a)             (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                   SIX MONTHS                              YEARS ENDED
                                                      ENDED       -------------------------------------------------------------
                                                  MAY 31, 1997    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                   (UNAUDITED)       1996(b)          1995            1994            1993
                                                  -------------   -------------   -------------   -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $     1.0000    $     1.0002    $     1.0000    $     0.9999    $     1.0001
                                                  -------------   -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income ........................        0.0231          0.0469          0.0515          0.0339          0.0266
  Net realized gains (losses) on securities ....       --              --               0.0002         (0.0028)        (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total income from investment operations ......        0.0231          0.0469          0.0517          0.0311          0.0265
                                                  -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income .........       (0.0231)        (0.0469)        (0.0515)        (0.0339)        (0.0266)
  Distributions from net realized gains on
    securities .................................       --              (0.0002)        --              --              (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total dividends and distributions ............       (0.0231)        (0.0471)        (0.0515)        (0.0339)        (0.0267)
                                                  -------------   -------------   -------------   -------------   -------------
Voluntary capital contribution .................       --              --              --               0.0029         --
                                                  -------------   -------------   -------------   -------------   -------------
Net change in net asset value ..................       --              (0.0002)         0.0002          0.0001         (0.0002)
                                                  -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD .................  $     1.0000    $     1.0000    $     1.0002    $     1.0000    $     0.9999
                                                  -------------   -------------   -------------   -------------   -------------
                                                  -------------   -------------   -------------   -------------   -------------
Total return ...................................          2.33%++         4.81%           5.27%           3.44%           2.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .............  $    572,129    $    557,093    $    444,928    $    208,714    $    181,155
  Ratio of expenses to average net assets ......          0.90%+          0.90%           0.90%           0.88%           0.86%
  Ratio of net investment income to average net
    assets .....................................          4.61%+          4.67%           5.13%           3.40%           2.63%
  Ratio of expenses to average net assets*......          0.96%+          0.98%           0.93%             (a)             (a)
  Ratio of net investment income to average net
    assets*.....................................          4.55%+          4.59%           5.10%             (a)             (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                SIX MONTHS
                                   ENDED                                  YEARS ENDED
                                  MAY 31,       ---------------------------------------------------------------
                                   1997         NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                (UNAUDITED)       1996(b)            1995             1994             1993
                                -----------     ------------     ------------     ------------     ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $   0.9993      $    0.9996      $    0.9999      $    1.0000      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
Income from investment
  operations:
  Net investment income.......      0.0248           0.0494           0.0548           0.0368           0.0291
  Net realized gains (losses)
    on securities.............      0.0002          (0.0003)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
  Total income from investment
    operations................      0.0250           0.0491           0.0545           0.0367           0.0291
                                -----------     ------------     ------------     ------------     ------------
Dividends from net investment
  income......................     (0.0248)         (0.0494)         (0.0548)         (0.0368)         (0.0291)
                                -----------     ------------     ------------     ------------     ------------
Net change in net asset
  value.......................      0.0002          (0.0003)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD......................  $   0.9995      $    0.9993      $    0.9996      $    0.9999      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
Total return..................        2.51%++          5.05%            5.62%            3.74%            2.95%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)....................  $  347,500      $   218,020      $   236,392      $   283,920      $   501,377
  Ratio of expenses to average
    net assets................        0.39%+           0.40%            0.40%            0.39%            0.40%
  Ratio of interest expense to
    average net assets........        0.13%(c)+        0.07%(c)      --               --               --
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets........        0.52%+           0.47%            0.40%         --               --
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets....................        5.10%+           4.97%            5.49%            3.73%            2.91%
  Ratio of expenses to average
    net assets*...............        0.41%+           0.42%            0.42%              (a)              (a)
  Ratio of interest expense to
    average net assets........        0.13%(c)+        0.07%(c)      --                    (a)              (a)
                                -----------     ------------     ------------     ------------     ------------
                                      0.54%+           0.49%            0.42%              (a)              (a)
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets*...................        5.09%+           4.95%            5.46%              (a)              (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
 (c) Represents interest expense on reverse repurchase agreement.
  + Annualized
 ++ Not annualized

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                SIX MONTHS
                                   ENDED                                  YEARS ENDED
                                  MAY 31,       ---------------------------------------------------------------
                                   1997         NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                (UNAUDITED)       1996(b)            1995             1994             1993
                                -----------     ------------     ------------     ------------     ------------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $   0.9995      $    0.9996      $    0.9999      $    1.0000      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
Income from investment
  operations:
  Net investment income.......      0.0231           0.0463           0.0513           0.0331           0.0256
  Net realized losses on
    securities................     (0.0003)         (0.0001)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
  Total income from investment
    operations................      0.0228           0.0462           0.0510           0.0330           0.0256
                                -----------     ------------     ------------     ------------     ------------
Dividends from net investment
  income......................     (0.0231)         (0.0463)         (0.0513)         (0.0331)         (0.0256)
                                -----------     ------------     ------------     ------------     ------------
Net change in net asset
  value.......................     (0.0003)         (0.0001)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD......................  $   0.9992      $    0.9995      $    0.9996      $    0.9999      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
Total return..................        2.33%++          4.72%            5.25%            3.36%            2.59%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)....................  $  530,680      $   682,628      $   525,609      $   591,991      $   403,809
  Ratio of expenses to average
    net assets................        0.73%+           0.75%            0.75%            0.74%            0.75%
  Ratio of interest expense to
    average net assets........        0.13%(c)+        0.07%(c)      --               --               --
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets........        0.86%+           0.82%            0.75%         --               --
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets....................        4.75%+           4.62%            5.13%            3.38%            2.56%
  Ratio of expenses to average
    net assets*...............        0.74%+           0.77%            0.77%              (a)              (a)
  Ratio of interest expense to
    average net assets........        0.13%(c)+        0.07%(c)      --                    (a)              (a)
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets........        0.87%+           0.84%            0.77%              (a)              (a)
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets*...................        4.74%+           4.62%            5.11%              (a)              (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
 (c) Represents interest expense on reverse repurchase agreement.
  + Annualized
 ++ Not annualized

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                SIX MONTHS
                                   ENDED                                  YEARS ENDED
                                  MAY 31,       ---------------------------------------------------------------
                                   1997         NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                (UNAUDITED)       1996(b)            1995             1994             1993
                                -----------     ------------     ------------     ------------     ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $   0.9993      $    0.9996      $    0.9999      $    1.0000      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
Income from investment
  operations:
  Net investment income.......      0.0223           0.0447           0.0498           0.0316           0.0241
  Net realized losses on
    securities................      0.0002          (0.0003)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
Total income from investment
  operations..................      0.0225           0.0444           0.0495           0.0315           0.0241
                                -----------     ------------     ------------     ------------     ------------
  Dividends from net
    investment income.........     (0.0223)         (0.0447)         (0.0498)         (0.0316)         (0.0241)
                                -----------     ------------     ------------     ------------     ------------
  Net change in net asset
    value.....................      0.0002          (0.0003)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD......................  $   0.9995      $    0.9993      $    0.9996      $    0.9999      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
Total return..................        2.25%++          4.56%            5.10%            3.21%            2.44%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)....................  $   65,734      $    42,939      $    49,047      $    32,444      $    21,362
  Ratio of expenses to average
    net assets................        0.89%+           0.90%            0.90%            0.90%            0.90%
  Ratio of interest expense to
    average net assets........        0.13%(c)+        0.07%(c)      --               --               --
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets........        1.02%+           0.97%            0.90%         --               --
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets....................        4.58%+           4.48%            4.98%            3.13%            2.42%
  Ratio of expenses to average
    net assets*...............        0.95%+           0.95%            1.04%            1.00%              (a)
  Ratio of interest expense to
    average net assets........        0.13%(c)+        0.07%(c)      --               --
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets........        1.08%+           1.02%            1.04%            1.00%              (a)
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets*...................        4.52%+           4.43%            4.84%            3.03%              (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
 (c) Represents interest expense on reverse repurchase agreement.
  + Annualized
 ++ Not annualized

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                   SIX MONTHS                        YEARS ENDED
                                                     ENDED      ------------------------------------------------------
                                                  MAY 31, 1997  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                  (UNAUDITED)       1996          1995          1994          1993
                                                  ------------  ------------  ------------  ------------  ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............   $   0.9996    $   0.9996    $   0.9999    $   0.9999    $   0.9998
                                                  ------------  ------------  ------------  ------------  ------------
Income from investment operations:
  Net investment income.........................       0.0161        0.0324        0.0355        0.0242        0.0214
  Net realized gains (losses) on securities.....       0.0001        --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
  Total income from investment operations.......       0.0162        0.0324        0.0352        0.0242        0.0215
                                                  ------------  ------------  ------------  ------------  ------------
Dividends from net investment income............      (0.0161)      (0.0324)      (0.0355)      (0.0242)      (0.0214)
                                                  ------------  ------------  ------------  ------------  ------------
Net change in net asset value...................       0.0001        --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD..................   $   0.9997    $   0.9996    $   0.9996    $   0.9999    $   0.9999
                                                  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------
Total return....................................         1.64%++        3.29%        3.61%         2.45%         2.16%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............   $  114,031    $  145,592    $  156,353    $  162,856    $  147,525
  Ratio of expenses to average net assets.......         0.31%+        0.34%         0.40%         0.40%         0.40%
  Ratio of net investment income to average net
    assets......................................         3.26%+        3.23%         3.53%         2.42%         2.13%
  Ratio of expenses to average net assets*......         0.41%+        0.45%         0.52%         0.46%         0.56%
  Ratio of net investment income to average net
    assets*.....................................         3.16%+        3.12%         3.41%         2.36%         1.97%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Not annualized.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                   SIX MONTHS                        YEARS ENDED
                                                     ENDED      ------------------------------------------------------
                                                  MAY 31, 1997  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                  (UNAUDITED)       1996          1995          1994          1993
                                                  ------------  ------------  ------------  ------------  ------------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............   $   0.9996    $   0.9996    $   0.9999    $   0.9999    $   0.9998
                                                  ------------  ------------  ------------  ------------  ------------
Income from investment operations:
  Net investment income.........................       0.0141        0.0283        0.0319        0.0206        0.0179
  Net realized gains (losses) on securities.....      (0.0008)       --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
  Total income from investment operations.......       0.0133        0.0283        0.0316        0.0206        0.0180
                                                  ------------  ------------  ------------  ------------  ------------
Dividends from net investment income............      (0.0141)      (0.0283)      (0.0319)      (0.0206)      (0.0179)
                                                  ------------  ------------  ------------  ------------  ------------
Net change in net asset value...................      (0.0008)       --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD..................   $   0.9988    $   0.9996    $   0.9996    $   0.9999    $   0.9999
                                                  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------
Total return....................................         1.42%++        2.87%        3.24%         2.08%         1.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............   $      663    $    2,861    $    2,855    $    4,028    $      487
  Ratio of expenses to average net assets.......         0.75%+        0.75%         0.75%         0.75%         0.75%
  Ratio of net investment income to average net
    assets......................................         2.81%+        2.83%         3.19%         2.17%         1.75%
  Ratio of expenses to average net assets*......         1.68%+        1.03%         1.20%         1.59%         0.92%
  Ratio of net investment income to average net
    assets*.....................................         1.88%+        2.55%         2.74%         1.33%         1.58%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Not annualized.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                   SIX MONTHS                        YEARS ENDED
                                                     ENDED      ------------------------------------------------------
                                                  MAY 31, 1997  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                  (UNAUDITED)       1996          1995          1994          1993
                                                  ------------  ------------  ------------  ------------  ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............   $   0.9996    $   0.9996    $   0.9999    $   0.9999    $   0.9998
                                                  ------------  ------------  ------------  ------------  ------------
Income from investment operations:
  Net investment income.........................       0.0134        0.0273        0.0305        0.0192        0.0164
  Net realized gains (losses) on securities.....       0.0002        --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
  Total income from investment operations.......       0.0136        0.0273        0.0302        0.0192        0.0165
                                                  ------------  ------------  ------------  ------------  ------------
Dividends from net investment income............      (0.0134)      (0.0273)      (0.0305)      (0.0192)      (0.0164)
                                                  ------------  ------------  ------------  ------------  ------------
Net change in net asset value...................       0.0002        --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD..................   $   0.9998    $   0.9996    $   0.9996    $   0.9999    $   0.9999
                                                  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------
Total return....................................         1.35%++        2.76%        3.09%         1.94%         1.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............   $   58,515    $   47,145    $   38,243    $   38,123    $   45,609
  Ratio of expenses to average net assets.......         0.88%+        0.85%         0.90%         0.90%         0.90%
  Ratio of net investment income to average net
    assets......................................         2.70%+        2.71%         3.04%         1.90%         1.62%
  Ratio of expenses to average net assets*......         0.98%+        0.99%         1.15%         1.02%         1.06%
  Ratio of net investment income to average net
    assets*.....................................         2.60%+        2.57%         2.79%         1.78%         1.46%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Not annualized.

See Notes to Financial Statements.

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
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




END 0208
5/97 RET. SEMI